Exhibit 10.1

CONFIDENTIAL

UNITED STATES LICENSE AND COLLABORATION AGREEMENT

by and between

TRANSCEPT PHARMACEUTICALS, INC.

and

PURDUE PHARMACEUTICAL PRODUCTS L.P.

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL

UNITED STATES LICENSE AND COLLABORATION AGREEMENT

THIS UNITED STATES LICENSE AND COLLABORATION AGREEMENT (the “Agreement”) is entered into as of the 31st day of July, 2009 (the “Effective Date”) by and between TRANSCEPT PHARMACEUTICALS, INC., a Delaware corporation having its principal offices at 1003 W. Cutting Blvd, Suite #110, Pt. Richmond, California 94804 (“Transcept”), and PURDUE PHARMACEUTICAL PRODUCTS L.P., a Delaware limited partnership having a place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431 (“Purdue”). Transcept and Purdue are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

Transcept owns certain intellectual property rights relating to a therapeutic drug candidate known as Intermezzo™ (sublingual zolpidem tartrate tablet), including related patent applications described herein.

Purdue and Transcept desire to establish a collaboration for the continued development and commercialization of Intermezzo™ in the United States.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in this Article 1.

1.1 “1934 Act” means the Securities Exchange Act of 1934, as amended.

1.2 “AB-Rated Product” means “therapeutically equivalent” as set forth in the Preface to the current edition of the Orange Book, as such requirements may be amended in the future, as evidenced by the assignment of any ‘A’ rating, such that one pharmaceutical product that is therapeutically equivalent to another pharmaceutical product is generally substitutable by the pharmacist for such other pharmaceutical product when filling a prescription written for such other pharmaceutical product without having to seek authorization to do so from the physician writing such prescription.

1.3 “Acquisition” means (a) any consolidation or merger of Transcept with or into any other corporation or other entity or person, or any other corporate reorganization, in which the capital stock of Transcept immediately prior to such consolidation, merger or reorganization, represents less than fifty percent (50%) of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (b) any transaction or series of related transactions, as a result of which, an entity or person shall have become, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of the securities of Transcept representing fifty percent (50%) or more of Transcept’s voting power; or (c) the consummation of a sale of all or substantially all of the assets of Transcept in any transaction or series of related transactions, other than a sale of all or substantially all of the assets of Transcept to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of Transcept in substantially the same proportions as their ownership of Transcept immediately prior to such sale.

1.4 “Active Ingredient” means, except as provided in the last sentence of this Section 1.4, zolpidem [***] or mixture of any of the foregoing. For the purposes of Section 1.31(b)(ii), “Active Ingredient” shall not include [***].

1.5 “Affiliate” means, with respect to a particular Party, any person, firm, trust, corporation, company, partnership, or other entity or combination thereof that directly or indirectly controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means (a) ownership of fifty percent (50%) or more, including ownership by trusts with substantially the same beneficial interest, of the voting and equity rights of such person, firm, trust, corporation, company, partnership or other entity or combination thereof, or (b) the power to direct the management of such person, firm, trust, corporation, company, partnership, or other entity or combination thereof. For purposes of this Agreement, “Affiliate” shall not include, in the case of Purdue, The Purdue Frederick Company, Inc., a New York corporation d/b/a The Purdue Frederick Company.

1.6 “Alliance Managers” has the meaning set forth in Section 3.12.

1.7 “ANDA” means an Abbreviated New Drug Application, as described in Section 505(j) of the FD&C Act.

1.8 “Applicable Law” means any and all statutes, ordinances, regulations or rules of any kind whatsoever and any and all requirements under permits, orders, decrees, judgments or directives and requirements of applicable Governmental Authorities, in each case pertaining to any of the activities contemplated by this Agreement, including any regulations promulgated by any Regulatory Authority in the U.S. Territory, all as amended from time to time.

1.9 “Authorized Generic” means any product that (a) contains an Active Ingredient, (b) is marketed or sold by or under license, waiver, covenant or other actual or effective authorization of, or supplied by or on behalf of Purdue or any of its U.S. Affiliates or licensees, and (c) is not marketed or sold under a Transcept Trademark or Purdue Trademark. Authorized Generic shall not include any Generic Product sold by a Third Party under a limited license,

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

waiver, covenant or other actual or effective authorization from Purdue granted in connection with the settlement of patent litigation (it being understood that any such license, waiver, covenant or other actual or effective authorization shall be subject to any Transcept consent required by the terms of this Agreement, including Section 8.4(c)).

1.10 “Bankrupt Party” has the meaning set forth in Section 12.8.

1.11 “BBU” has the meaning set forth in Section 5.1.

1.12 “Business Day” means each day of the week excluding Saturday, Sunday or a day on which banking institutions in New York, New York are closed.

1.13 “Claim” means all investigations, claims, suits, actions, cross-complaints, demands, rights, requests, arbitrations, mediations, causes of action, obligations, settlements or orders, whether at law, equity or otherwise, or whether sounding in tort, contract, equity, strict liability or any statutory or common law cause of action of any sort.

1.14 “Collaboration” means the collaborative Development and Commercialization of Products to be undertaken by the Parties pursuant to this Agreement.

1.15 “Commercialization” means the marketing, Promotion, sale, offering for sale, importation and/or distribution of Products for use in the U.S. Territory, including activities directed to obtaining pricing or reimbursement approval. “Commercialize” has a correlative meaning.

1.16 “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, the reasonable and good faith efforts normally used by a company in the pharmaceutical industry for a product (regardless of whether the product is owned by the company or the company has obtained rights to such product), which is of similar market potential at a similar stage in its development or product life, which level of effort is at least commensurate with the level of effort that a Party would devote to its own internally discovered compounds or products that are of most closely comparable market potential at a most closely comparable stage in their development or product life, taking into account regulatory requirements of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the product, and the cost of scaling up a manufacturing process (including facility costs) and the market potential of the applicable product.

1.17 “Confidential Information” means, with respect to a Party, all proprietary Information of such Party that is disclosed to or accessed by the other Party under this Agreement.

1.18 “Control” means, with respect to any material, Information, or intellectual property right, that a Party owns or has a license, right or covenant to such material, Information, or intellectual property right and has the ability to grant to the other Party access, a license, or a sublicense right or covenant (as applicable) to such material, Information, or intellectual property right on the terms and conditions set forth herein without violating the terms of any then-existing agreement or other arrangement with any Third Party.

1.19 “Co-Promotion Commencement Date” shall have the meaning set forth in Section 6.7.

1.20 “Co-Promotion Material Breach” shall have the meaning set forth in Section 6.20(b)(ii).

1.21 “Co-Promotion Right” shall have the meaning set forth in Section 6.6.

1.22 “Co-Promotion Term” shall have the meaning set forth in Section 6.7.

1.23 “Detail” or “Detailing” means each separate face-to-face contact by a professional sales representative with a physician or other professional with authority to write prescriptions during which time the promotional message involving a Product is presented and is a topic of discussion. When used as a verb, “Detail” shall mean to engage in a Detail.

1.24 “Development” means all activities that relate to obtaining, maintaining or expanding Regulatory Approval of Product. This includes (a) research, preclinical testing, toxicology, formulation and clinical studies of Product; (b) preparation, submission, review, and development of data or information for the purpose of submission to a Governmental Authority to obtain, maintain and/or expand Regulatory Approval of Product; and (c) post-Regulatory Approval product support for Product (including laboratory and clinical efforts directed toward the further understanding of the safety and efficacy of Product). “Develop” and “Developed” have correlative meanings.

1.25 “Existing Confidentiality Agreement” means the Confidentiality Agreement entered into by Purdue Pharma L.P. and Transcept, dated August 13, 2008.

1.26 “FDA” means the United States Food and Drug Administration or its successor.

1.27 “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act.

1.28 “Federal Arbitration Act” has the meaning set forth in Section 13.2.

1.29 “First Commercial Sale” means, with respect to a Product, the initial shipping of commercial quantities of a Product to wholesalers in the U.S. Territory after Regulatory Approval of such Product has been obtained as a, or for, commercial sale to a Third Party, excluding any shipping for Sample Authorizations or shipping for research, test marketing, clinical trial purposes, compassionate or other similar use or for warehousing or staging in advance of release of the Product for commercial sale.

1.30 “GAAP” has the meaning set forth in Section 1.47.

1.31 “Generic Product” means any product that (a) is marketed or sold without any license, waiver, covenant or other actual or effective authorization of, and not supplied by or on behalf of, Purdue or any of its Affiliates or licensees and (b) [***] is approved under an ANDA as an AB-Rated Product with respect to a Product [***]. Notwithstanding the foregoing, a Generic Product shall not include (x) any Authorized Generic, or (y) any Generic Product sold by a Third Party under a limited license, waiver, covenant or other actual or effective authorization from Purdue granted in connection with the settlement of patent litigation (it being understood that any such license, waiver, covenant or other actual or effective authorization shall be subject to any Transcept consent required by the terms of this Agreement, including Section 8.4(c)).

1.32 “Governmental Authority” means any multi-national, federal, state, county, local, municipal or other government authority or self regulating organization of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal), including the SEC and The NASDAQ Stock Market, Inc.

1.33 “IND” means an Investigational New Drug Application, as defined in the FD&C Act.

1.34 “Indemnified Party” has the meaning set forth in Section 10.3.

1.35 “Indemnifying Party” has the meaning set forth in Section 10.3.

1.36 “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, software, algorithms, marketing reports, expertise, stability, technology, data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures.

1.37 “Insomnia” means [***].

1.38 “JAMS Rules” has the meaning set forth in Section 13.2.

1.39 “Joint Invention” has the meaning set forth in Section 8.1.

1.40 “Joint Patent” has the meaning set forth in Section 8.3(b).

1.41 “JCC” means the joint commercialization committee formed by the Parties as described in Section 3.1.

1.42 “JDC” means the joint development committee formed by the Parties as described in Section 3.6.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1.43 “Losses” means (a) all damages (including compensatory damages, monetary damages, statutory damages, punitive and exemplary damages and any pre-judgment and post-judgment interest), judgments, or settlements payable to Third Parties; and (b) all legal expenses (including attorneys’ fees and disbursements, expert and witness fees, fees and costs associated with any investigations, court costs and appeal bonds).

1.44 “Marketing Plan” has the meaning set forth in Section 5.2(a).

1.45 “Marketplace Change” means:

(a) Transcept does not receive approval of an NDA for a Product prior to or on July 31, 2011;

(b) a Third Party receives Regulatory Approval of a product in the U.S. Territory with “middle of the night awakening” (or functionally equivalent phrasing) as part of the indication statement in the FDA approved labeling, between the Effective Date and the date Transcept receives approval of an NDA for a Product in the U.S. Territory;

(c) a Third Party receives Regulatory Approval in the U.S. Territory for a product containing an Active Ingredient at a dosage strength of [***], prior to Transcept’s receipt of approval of an NDA for a Product in the U.S. Territory;

(d) a Governmental Authority prohibits the Commercialization of a Product or imposes an adverse constraint or adverse restriction that results in or is reasonably likely to result in a material impairment on the ability of the Parties to Commercialize a Product;

(e) a serious health or serious safety concern arises with respect to a Product that results in or is reasonably likely to result in a material impairment on the ability of the Parties to Commercialize a Product; or

(f) at any time following the date that is [***] after the Effective Date, the Parties agree or a determination is made [***] that it is not likely that the Product will [***].

For avoidance of doubt, in the absence of other factors, each of the following shall not constitute a Marketplace Change: (i) the restriction by a Governmental Authority on the content of any Promotional Material for a Product, (ii) the fact that the FDA requires a REMS plan for the Product, or (iii) [***].

1.46 “NDA” means a New Drug Application, as defined in the FD&C Act.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1.47 “Net Sales” means the amount invoiced or otherwise billed by Purdue or its U.S. Affiliate or sublicensee (“Selling Party”) for sales or other commercial disposition of a Product (but excluding any Product in OTC form) to a Third Party purchaser, less the following (collectively, “Net Sales Deductions”):

(a) discounts, including cash, trade and quantity discounts, price reduction or incentive programs, Voucher Costs, retroactive price adjustments with respect to sales of such Product, charge-back payments, distribution fees and sales commissions to Third Parties, and rebates granted to managed health care organizations or to federal, state and local governments (or their respective agencies, purchasers and reimbursers) or to trade customers, including wholesalers and chain and pharmacy buying groups;

(b) credits or allowances taken upon rejections or returns of Products, including for recalls or damaged goods;

(c) freight, postage, shipping and insurance charges actually allowed or paid for delivery of such Product;

(d) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Product;

(e) bad debts relating to sales of Products that are actually written off by the Selling Party; and

(f) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of such Product, including value-added taxes, or other governmental charges otherwise measured by the billing amount, as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the Selling Party;

provided that all of the foregoing deductions are calculated in accordance with then-current generally accepted accounting principles in the Unites States, consistently applied (“GAAP”) during the applicable calculation period throughout the Selling Party’s organization.

Notwithstanding the foregoing, if any Product is sold in the form of a combination product containing one or more active ingredients which are not Products or sold under a bundled or capitated arrangement with one or more products which are not Products (“Combination/Bundled Product”), then Net Sales for such Combination/Bundled Product shall be calculated by multiplying actual Net Sales of such Combination/Bundled Product by the fraction A/(A+B), where A is the average amount invoiced or otherwise billed for the Product if sold separately by the Selling Party in finished form in the U.S. Territory, and B is the average amount invoiced or otherwise billed for all other active ingredients or products in finished form in the U.S. Territory. If the Product or the other active ingredients or products are not sold separately in finished form, then Net Sales of the Combination/Bundled Product shall be determined by the Parties in good faith based on the relative fair market value for the Product and each active ingredient or product, as applicable.

A sale of a Product is deemed to occur upon transfer of risk-of-loss with respect to the Product.

For sake of clarity and avoidance of doubt, the transfer of Product by a Selling Party or one of its U.S. Affiliates to another Affiliate of such Selling Party or to a sublicensee of such Selling Party for resale shall not be considered a sale; in such cases, Net Sales shall be determined based on the amount invoiced or otherwise billed by such Affiliate or sublicensee to an independent Third Party, less the Net Sales Deductions allowed under this Section 1.47. Notwithstanding the foregoing, sales of Product by Purdue to a bona fide Third Party distributor or to a distributor of an Authorized Generic in the U.S. Territory (whether an Affiliate or Third Party) in an arms length transaction shall be considered a sale to a Third Party customer and Net Sales shall be determined based on all amounts invoiced or otherwise billed to, or other consideration paid by, the distributor, less the Net Sales Deductions allowed under this Section 1.47.

Any Products used (but not sold for more than nominal consideration) for Sample Authorizations, Promotional, advertising or humanitarian purposes or used (but not sold for more than nominal consideration) for clinical or other research purposes shall not be considered in determining Net Sales hereunder.

Notwithstanding the foregoing, in the event Medicaid or other U.S. Government sales rebates applicable to a particular sale of Product in the U.S. Territory result in a reduction in the Net Sales price for such sale to a level that is equal to or less than [***] of WAC, then such sale shall not be considered part of Net Sales for the purposes of calculating royalties payable to Transcept under Sections 7.4, 7.5(a) and 7.6. As used herein, “WAC” means the wholesaler acquisition cost for the Product for the U.S. Territory.

1.48 “Net Sales Deductions” has the meaning set forth in Section 1.47.

1.49 “OIG” means the United States Department of Health and Human Services Office of the Inspector General.

1.50 “Orange Book” means the FDA publication entitled “Approved Drug Products with Therapeutic Equivalence Evaluations” or any replacement thereof established or approved by the FDA.

1.51 “Orange Book Listing” means the actual listing of an issued Transcept Exclusive Patent covering the Product in a published version of the Orange Book available on-line or in hard copy.

1.52 “[***]” has the meaning set forth in [***].

1.53 “PDE” means a primary detail equivalent as reported by either Party’s sales call reporting system, which shall be equal to any of the following: (a) [***] Primary [***]; (b) [***] Secondary [***]; or (c) [***] Tertiary [***]. Details other than Primary Details, Secondary Details and Tertiary Details will have no effect on any calculation of PDEs.

1.54 “Phase 4 Clinical Trial” means a human clinical trial or other study of a Product conducted after Regulatory Approval of such Product has been obtained from an appropriate Regulatory Authority, which trial or study is (a) conducted voluntarily by a Party to enhance

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

marketing or scientific knowledge of the Product, or (b) conducted due to a request or requirement of a Regulatory Authority.

1.55 “PhRMA Code” means the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, as amended from time to time.

1.56 “Post-Generic Launch Period” means any rolling three (3) month period after the date of launch of the applicable [***].

1.57 “Pre-Generic Launch Period” means the full calendar quarter that immediately precedes the date of launch of the applicable [***].

1.58 “Primary Detail” means a Detail involving a full Product presentation in which at least one Product is presented orally in the first position.

1.59 “Product” means a drug product that contains an Active Ingredient in any formulation and any dosage strength, including Intermezzo™ and all line extensions and any over-the-counter (“OTC”) versions thereof. For the avoidance of doubt, the term Product includes any Authorized Generic.

1.60 “Product Infringement” has the meaning set forth in Section 8.4(a).

1.61 “Product Launch” means the first recordation by Purdue or its U.S. Affiliate of a PDE for the Product in its sales call reporting system.

1.62 “[***]” means [***].

1.63 “Promote” means those activities, including detailing and distributing samples of a product, normally undertaken by a pharmaceutical company’s sales force to implement marketing plans and strategies aimed at encouraging the appropriate use of a particular prescription pharmaceutical product. When used as a verb, “Promote” shall mean to engage in such activities. “Promotion” and “Promotional” have correlative meanings.

1.64 “Promotional Materials” means all training materials and all written, printed, graphic, electronic, audio or video matter, including journal advertisements, sales visual aids, leave items, formulary binders, reprints, direct mail, direct-to-consumer (“DTC”) advertising, Internet postings and broadcast advertisements, in each case created by Purdue or on its behalf, and used or intended for use by the Sales Forces in connection with any Promotion of any Product in the U.S. Territory under this Agreement.

1.65 “[***]” means that [***].

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1.66 “Prosecuting Party” has the meaning set forth in Section 8.3(b).

1.67 “Psychiatric Net Sales” means, for a given time period, [***] in the U.S. Territory in such time period. [***].

1.68 “Psychiatric Sales Ratio” means, for a given time period, the ratio of (a) IMS dollarized Xponent prescription sales of Product to Psychiatrists in the U.S. Territory during such time period to (b) total IMS dollarized Xponent prescription sales of Product in the U.S. Territory during such time period, in each case as reported by IMS or a similar quality market research vendor mutually agreed by the Parties.

1.69 “Psychiatrist” means (a) any physician included within IMS’ database with a primary specialty designation of psychiatry; provided that in the event that IMS ceases to maintain such database, the Parties shall agree on a substantially equivalent manner of identifying Psychiatrists and (b) any Specialty Group Physician included pursuant to Section 6.8.

1.70 “Psychiatrist Co-Promotion Option” has the meaning set forth in Section 6.1.

1.71 “Psychiatrist Co-Promotion Option Period” has the meaning set forth in Section 6.2.

1.72 “Psychiatrist Promotional Materials” shall have the meaning provided in Section 8.7(d).

1.73 “Publication” has the meaning set forth in Section 11.4.

1.74 “Purdue CIA” means the Corporate Integrity Agreement effective as of July 31, 2007 between Purdue Pharma L.P. and OIG.

1.75 “[***]” has the meaning set forth in Section 6.4(b).

1.76 “Purdue Indemnitees” has the meaning set forth in Section 10.1.

1.77 “Purdue Know-How” means all Information (excluding any Purdue Patents or Joint Inventions) that (a) becomes under the Control of Purdue or Purdue Pharma L.P. or any U.S. Affiliate after the Effective Date as a result of the activities of Purdue or Purdue Pharma L.P. or any U.S. Affiliate under this Agreement ([***]) and (b) is reasonably necessary or useful for the research, development, manufacture, use, importation or sale of Products.

1.78 “Purdue Notice” has the meaning set forth in Section 4.2(b)

1.79 “Purdue Patents” means (a) all patents and patent applications (excluding any Joint Patents) that become under the Control of Purdue or Purdue Pharma L.P. or any U.S.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Affiliate after the Effective Date and that disclose or claim a Product or the manufacture, use, or sale of a Product, (b) all substitutions, divisions, continuations, continuations-in-part (to the extent directed to the subject matter disclosed in a patent or patent application described in (a)) and requests for continued examination of any of the foregoing, (c) all patents arising from or claiming priority to any of the foregoing, and/or (d) all reissues, renewals, registrations, confirmations, re-examinations, extensions, and supplementary protection certificates of any of the foregoing, in each case in the U.S. Territory whether or not such patents are listed in the Orange Book. In no event shall the Purdue Patents include any patent applications or patents Controlled by Purdue or Purdue Pharma L.P. or any U.S. Affiliate directed to the making, using or selling of [***]. For clarity, the Purdue Patents shall not include the Transcept Patents licensed to Purdue hereunder.

1.80 “Purdue PDE Commitment” has the meaning set forth in Section 5.3(c)(i).

1.81 “Purdue PDE Commitment Term” means the period commencing with Product Launch and ending upon the earlier of (a) [***] or (b) the date upon which the first Generic Product is approved in the U.S. Territory if there is a commercially reasonable expectation (as defined in Section 5.6(b)) of a launch of a Generic Product in the U.S. Territory by a Third Party within [***] of the approval date; provided that in the event it is reasonably likely that the first approved Generic Product will be launched more than [***] from the approval date, then the Purdue PDE Commitment Term shall end on the date which is [***] prior to the anticipated launch date.

1.82 “Purdue PDE Cost” means [***] per PDE of Purdue’s sales force responsible for Detailing Product. Purdue PDE Cost shall be adjusted at the end of each Sales Year for annual inflation based on the Employment Cost Index for Civilian Workers published by the U.S. Bureau of Labor.

1.83 “Purdue Response Notice” has the meaning set forth in Section 14.7(a).

1.84 “Purdue Technology” means the Purdue Patents and Purdue Know-How.

1.85 “Purdue Trademarks” has the meaning set forth in Section 8.6(a).

1.86 “PV Agreement” has the meaning set forth in Section 6.17(b).

1.87 “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a Product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which shall exclude any pricing and reimbursement approvals.

1.88 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required in such country or regulatory jurisdiction, governmental pricing or reimbursement approval of a Product in such country or regulatory jurisdiction, including the FDA and the United States Drug Enforcement Administration or its successor.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1.89 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, Regulatory Approvals and/or other filings made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, manufacture, market, sell or otherwise commercialize a Product in a particular country or regulatory jurisdiction and all internal contact reports of agency interactions. Regulatory Materials include INDs and NDAs.

1.90 “REMS” has the meaning set forth in Section 4.2(b).

1.91 “Sales Force” means each Party’s respective sales personnel Promoting Product in the U.S. Territory including employees of and contract sales organizations engaged by a Party who are qualified to do so pursuant to the terms and conditions of this Agreement.

1.92 “Sales Quarter” means the three-month period commencing with the first full calendar month after Product Launch and each consecutive three (3)-month period thereafter.

1.93 “Sales Year” means the twelve (12) month period commencing with the first full calendar month after Product Launch, and each subsequent twelve (12) month period. The first Sales Year is referred to herein as “Sales Year 1,” the second Sales Year is referred to herein as “Sales Year 2,” and so on.

1.94 “Sample Authorization” means the distribution to a physician’s office of (a) a voucher for free Product or (b) free Product packaged as a complimentary trial for use by patients in the U.S. Territory and in accordance with the Prescription Drug Marketing Act of 1987, as amended, with or without presentation of a Primary Detail or Secondary Detail.

1.95 “Sample Cost” means the fully burdened cost of any sample of Product included in a Sample Authorization falling within the scope of Section 1.94(b).

1.96 “SEC” means the United States Securities and Exchange Commission or any successor.

1.97 “Secondary Detail” means a Detail involving a Product presentation in which at least one Product is presented orally in the second position.

1.98 “Selling Party” has the meaning set forth in Section 1.47.

1.99 “[***]” means any [***].

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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1.100 “Sole Inventions” has the meaning set forth in Section 8.1.

1.101 “Specialty Group Physicians” shall have the meaning provided in Section 6.8.

1.102 “Standstill Period” has the meaning set forth in Section 14.6(b).

1.103 “Term” has the meaning set forth in Section 12.1.

1.104 “Tertiary Detail” means (a) a Detail in which at least one Product is presented orally in a position other than first or second or (b) a Sample Authorization not as part of a Primary Detail or Secondary Detail.

1.105 “Third Party” means any legal person, entity or organization other than Transcept, Purdue or an Affiliate of either Party.

1.106 “Transcept Acquisition Notice” has the meaning set forth in Section 14.7(a).

1.107 “Transcept Assigned Domain Names” means any domain names containing the Transcept Assigned Trademarks Controlled by Transcept or otherwise related to the Product as of the Effective Date. The Transcept Assigned Domain Names shall be listed on Exhibit C.

1.108 “Transcept Assigned Trademarks” means (a) the mark “INTERMEZZO”, together with any registrations or applications for registration therefor, in the U.S. Territory, including U.S. Registration No. 3,327,585, and all other marks confusingly similar thereto, all

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

variations of such marks, all members of any families of any of the foregoing marks, all designs and styles used by Transcept in the depiction of the foregoing marks and any copyrights therein, and all goodwill appurtenant to any of the foregoing and (b) the mark “INTERMID”, together with any registrations or applications for registration therefor, in the U.S. Territory, including U.S. Registration No. 3,327,586, and all other marks confusingly similar thereto, all variations of such marks, all members of any families of any of the foregoing marks, all designs and styles used by Transcept in the depiction of the foregoing marks and any copyrights therein, and all goodwill appurtenant to any of the foregoing, in each case that are Controlled by Transcept as of the Effective Date. The Transcept Assigned Trademarks shall be listed on Exhibit C.

1.109 “Transcept Exclusive Patents” means the Transcept Patents identified as the Transcept Exclusive Patents on Exhibit A hereto.

1.110 “Transcept Indemnitees” has the meaning set forth in Section 10.2.

1.111 “Transcept Know-How” means all Information (excluding any Transcept Patents or Joint Inventions) that (a) is Controlled as of the Effective Date or during the Term by Transcept or its Affiliates and (b) relates to a Product ([***]) or researching, developing, methods of manufacturing, using, importing or selling a Product (including without limitation, all Product-related data).

1.112 “Transcept Licensed Trademarks” means (a) the mark “BIMUCORAL”, including rights under any registrations or applications therefor in the U.S. Territory, including US Registration No. 3,310,008 and (b) all other marks confusingly similar thereto, all other trademarks, service marks and trade dress used by Transcept in connection with a Product in the U.S. Territory (other than the Transcept Assigned Trademarks), whether or not registered, all variations of such marks, all members of any families of any of the foregoing marks, all designs and styles used by Transcept in the depiction of the foregoing marks and any copyrights therein, in each case that are Controlled by Transcept as of the Effective Date or during the Term. The Transcept Licensed Trademarks shall be listed on Exhibit C.

1.113 “Transcept Minimum PDEs” shall have the meaning set forth in Section 6.11(a).

1.114 “Transcept Patents” means (a) all patents and patent applications (excluding Joint Patents) that are Controlled as of the Effective Date or during the Term by Transcept or its Affiliates and that disclose or claim a Product or the manufacture, use, or sale of a Product ([***]), (b) all substitutions, divisions, continuations, continuations-in-part (to the extent directed to the subject matter disclosed in a patent or patent application described in (a)) and requests for continued examination of any of the foregoing, (c) all patents arising from or claiming priority to any of the foregoing, (d) all reissues, renewals, registrations, confirmations, re-examinations, extensions, and supplementary protection certificates of any of the foregoing, in each case, in the U.S. Territory, and in each case, whether or not such patents are listed in the Orange Book. Solely for purposes of the license granted in Section 2.1(a)(ii)(B), “Transcept Patents” shall also include any and all patents and patent applications outside the U.S. Territory that fall within the scope of subsection (a), (b),

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(c), or (d) above (including any foreign equivalents of the categories described therein). As of the Effective Date, the Transcept Patents include the patents and patent applications set forth on Exhibit A. For clarity, the Transcept Patents shall not include any Purdue Patents licensed to Transcept hereunder

1.115 “Transcept PDE Cost” means [***] per PDE. Transcept PDE Cost shall be adjusted at the end of each Sales Year for annual inflation based on the Employment Cost Index for Civilian Workers published by the U.S. Bureau of Labor.

1.116 “Transcept Target PDEs” shall have the meaning provided in Section 6.11(a).

1.117 “Transcept Technology” means the Transcept Patents and Transcept Know-How.

1.118 “Transcept Territory” means the entire world other than the U.S. Territory, and Canada and Mexico and their respective territories and possessions, subject to the last sentence of Section 14.1.

1.119 “Transcept Trademarks” means the Transcept Assigned Trademarks and Transcept Licensed Trademarks.

1.120 “U.S. Affiliates” means Purdue’s Affiliates organized in the U.S. Territory [***].

1.121 “U.S. Territory” means the United States and all United States territories and possessions.

1.122 “Voucher Cost” means the amount paid or credited to a Third Party purchaser of Product as a result of the return of a voucher for free Product distributed as a Sample Authorization, including amounts for coupons for lowering the patient’s out-of-pocket costs, the margin to the pharmacy for dispensing the samples, and the sales recorded for samples dispensed.

ARTICLE 2

LICENSES

2.1 Rights to Purdue.

(a) License under Transcept Technology. Subject to the terms and conditions of this Agreement, Transcept hereby grants to Purdue an exclusive (even as to Transcept), royalty-bearing, sublicensable (subject to Section 2.4(a)) license under:

(i) the Transcept Exclusive Patents for all purposes in the U.S. Territory, including the purposes set forth in Section 2.1(a)(ii); and

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(ii) the Transcept Technology and Joint Patents, to (A) develop, use, distribute, import, Promote, market, sell, and offer for sale Products in the U.S. Territory, and (B) make and have made Product anywhere in the world for sale in the U.S. Territory.

For the avoidance of doubt, Transcept shall not grant any right, license or covenant to any Third Party under the Transcept Exclusive Patents in the U.S. Territory.

Transcept shall disclose to Purdue any Transcept Technology that has not already been disclosed to Purdue within thirty (30) days after the Effective Date and on a reasonably periodic (but not less than quarterly) basis during the Term.

(b) License under Transcept Licensed Trademarks. Subject to the terms and conditions of this Agreement including the terms set forth in Section 8.6, Transcept hereby grants to Purdue an exclusive (even as to Transcept), sublicensable (subject to Section 2.4(a)) license to use the Transcept Licensed Trademarks solely in connection with the Commercialization of Products in the U.S. Territory.

(c) Assignment of Transcept Assigned Trademarks. Subject to the terms and conditions of this Agreement, on the date the approved NDA for the Product is transferred to Purdue pursuant to Section 4.2(c), Transcept agrees to assign and hereby assigns to Purdue the Transcept Assigned Trademarks, together with the goodwill appurtenant thereto, in all respects free and clear of any and all liens, hypothecations, mortgages, charges, security interests, pledges and other encumbrances and claims of any nature. On the date the approved NDA for the Product is transferred to Purdue pursuant to Section 4.2(c), Transcept shall execute and deliver to Purdue an Assignment of Trademark suitable for recordation in the United States Patent and Trademark Office (“USPTO”) in the form attached as Exhibit B hereto, and thereafter shall take all reasonable actions requested by Purdue to perfect Purdue’s rights in the Transcept Assigned Trademarks in the U.S. Territory at the expense of Purdue, including the execution and delivery of any additional documents of assignment. For the avoidance of doubt, even though Purdue’s and its Affiliates’ right to use the Transcept Assigned Trademarks in connection with the Products is limited to the U.S. Territory, unless otherwise agreed in writing by Transcept and Purdue or its Affiliates and except as set forth in Section 2.2(d), Transcept shall not use the Transcept Assigned Trademark INTERMEZZO™ anywhere in the world.

(d) Assignment of Transcept Assigned Domain Names. Subject to the terms and conditions of this Agreement, on the Effective Date, Transcept agrees to assign and hereby assigns to Purdue the Transcept Assigned Domain Names, and thereafter shall take all reasonable actions requested by Purdue to perfect its rights in the Transcept Assigned Domain Names.

2.2 Licenses to Transcept.

(a) Research License Under Purdue Technology. Subject to the terms and conditions of this Agreement, Purdue hereby grants to Transcept a non-exclusive, royalty-free, sublicensable (subject to Section 2.4(b)) license under the Purdue Technology solely to the extent necessary to (i) conduct those responsibilities assigned to Transcept under this Agreement and

(ii) to conduct research, Development and manufacturing activities in the U.S. Territory solely in support of the Regulatory Approval of Products in the Transcept Territory.

(b) Commercial License Under Purdue Technology. Upon written request of Transcept, Purdue agrees to negotiate in good faith the terms of a non-exclusive or exclusive (as mutually agreed by the Parties), royalty-bearing license to Transcept under the Purdue Technology (and any other Purdue intellectual property mutually agreed by the Parties) solely to: (i) use, distribute, import, Promote, market, sell, and offer for sale Products in the Transcept Territory; and (ii) make and have made Products in a territory (as mutually agreed by the Parties) for sale in the Transcept Territory. Any license mutually agreed to by the Parties shall contain commercially reasonable terms and include a royalty payable by Transcept to Purdue on net sales of Products that incorporate or are covered by Purdue Technology; provided however that any license agreed to by the Parties under this Section shall be royalty-free with respect to Purdue Know-How developed by Purdue in the performance of [***] that relates to Product or its manufacture or use either (A) in the form and formulation that is the subject of the NDA for the Product in the U.S. Territory as of the Effective Date or (B) [***].

(c) License Under Transcept Technology. Subject to the terms and conditions of this Agreement, Purdue hereby grants to Transcept, (i) a non-exclusive, royalty-free, sublicensable (subject to Section 2.4(b)), license under the Transcept Technology solely to the extent necessary to conduct those responsibilities assigned to Transcept under this Agreement and (ii) an exclusive (even as to Purdue), royalty-free, sublicensable (subject to Section 2.4(b)), license under the Transcept Technology to conduct research, Development, and manufacturing activities in the U.S. Territory solely in support of the Regulatory Approval or commercialization of Products in the Transcept Territory.

(d) Transcept Assigned Trademarks. Subject to the terms and conditions of this Agreement, during the Term, Purdue hereby grants to Transcept a non-exclusive, royalty-free sublicensable license in the U.S. Territory to use the Transcept Assigned Trademarks solely for the purpose of carrying out Transcept’s rights and obligations under this Agreement. All rights arising from the use by Transcept of the Transcept Assigned Trademarks in the U.S. Territory during the Term shall inure to Purdue’s benefit.

2.3 No Other Licenses. Neither Party grants to the other Party any rights, licenses or covenants in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement.

2.4 Sublicense Agreements.

(a) Sublicensing by Purdue. The licenses granted by Transcept to Purdue in Section 2.1 may be sublicensed by Purdue to: (i) any U.S. Affiliate of Purdue without any requirement of consent, provided that such sublicense to a U.S. Affiliate of Purdue shall immediately terminate if and when such party ceases to be a U.S. Affiliate of Purdue or (ii) any Third Party or other Affiliate only with the prior written consent of Transcept, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing,

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Purdue may grant a sublicense to any Third Party or Affiliate without any requirement of consent in order for the Third Party or Affiliate to perform manufacturing, distribution or Authorized Generic activities under this Agreement or to any Third Party contract sales organization, subject to Section 5.3(c)(ii) and any applicable requirements or restrictions imposed by Section 5.8. Any sublicense under the licenses granted by Transcept to Purdue in Section 2.1 shall be consistent with the terms of this Agreement and shall include confidentiality and non-use obligations no less stringent than those set forth in Article 11.

(b) Sublicensing by Transcept. The licenses granted by Purdue to Transcept in Section 2.2(a) and 2.2(c)(i) may be sublicensed by Transcept to Transcept’s Affiliates or to any of Transcept’s subcontractors existing on the Effective Date or Transcept’s future subcontractors approved by the JCC. The licenses granted by Purdue to Transcept in Section 2.2(c)(ii) may be freely sublicensed by Transcept. Any sublicense under the licenses granted by Purdue to Transcept in Section 2.2(a) and 2.2(c) shall be consistent with the terms of this Agreement and shall include confidentiality and non-use obligations no less stringent than those set forth in Article 11.

2.5 Third Party Agreements. Purdue shall be solely responsible for obtaining, at its sole expense and subject to Section 7.5(e), any agreements with Third Parties required in order to lawfully perform its manufacturing and Commercialization responsibilities under this Agreement.

2.6 Mutual Exclusivity. Except for its activities with respect to Product under this Agreement, Transcept and Purdue each hereby covenants that neither it nor its Affiliates or U.S. Affiliates, respectively, will, directly or indirectly, without the other Party’s written consent, such consent not to be unreasonably withheld, conditioned or delayed:

(a) research, develop or commercialize, or enter into any collaboration or license agreement, covenant, or similar arrangement with any Third Party in connection with the research, development, commercialization, marketing, Promotion, sale, offering for sale, importation and/or distribution of, any product in the U.S. Territory with [***] approved by the FDA or for which FDA approval is sought; provided that this Section 2.6(a) applies only during the period commencing with the Effective Date and continuing during the Term until [***] in the U.S. Territory; or

(b) commercialize, or enter into any collaboration or license agreement, covenant, or similar arrangement with any Third Party in connection with the commercialization, marketing, Promotion, sale, offering for sale, and/or distribution of, any product [***] in the U.S. Territory; provided that the restrictive covenants set forth in this Section 2.6(b) will not apply to any activities of either Party with respect to [***] in the U.S. Territory; and provided further that this Section 2.6(b) applies only during the period commencing with the Effective Date and continuing during the Term until the earlier of [***] after the Effective Date or the date a [***] in the U.S. Territory. For clarity, this Section 2.6(b) shall not prohibit either Party from researching or developing or entering into an agreement with any Third Party for the research, development and/or commercialization of a product [***] so long as such Party or Third Party does not

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

commercialize, market, Promote, sell, offer for sale or distribute such product [***] in violation of this Section 2.6(b). As used herein, “[***]” means a drug that contains no [***] that has been approved by the FDA in any other application submitted under Section 505(b) of the FD&C Act, and “[***]” means [***].

Transcept hereby additionally covenants that, except for its activities with respect to Product under this Agreement, neither Transcept nor its Affiliates will, directly or indirectly, market, Promote, sell, offer for sale, import and/or distribute any product containing an Active Ingredient in the U.S. Territory, and Purdue hereby additionally covenants that (i) neither it nor its U.S. Affiliates will market, Promote, sell, offer for sale, import and/or distribute any product containing an Active Ingredient in the U.S. Territory (other than the form and formulation of Intermezzo™ existing on the Effective Date or additional forms and formulations of Product approved by the JDC) and (ii) [***].

ARTICLE 3

GOVERNANCE

3.1 Joint Commercialization Committee. Within five (5) days after the Effective Date, Transcept and Purdue shall form a joint commercialization committee (“JCC”) consisting of four (4) representatives from Transcept and four (4) representatives from Purdue. Each Party may replace its JCC representatives with another employee of such Party at any time upon prior written notice to the other Party.

3.2 Meetings of the JCC. Prior to the first anniversary of Product Launch, the JCC shall meet on at least a monthly basis, and thereafter the JCC shall meet at least four (4) times every calendar year, in each case unless a particular meeting is waived by mutual consent. In addition, each Party shall have the right to call a meeting of the JCC on reasonable notice to the other Party. Subject to the foregoing, the JCC shall meet on such dates and at such times as agreed by the JCC and shall meet via teleconference or videoconference or, if mutually agreed by the Parties, at a location determined by the JCC. Upon prior written notice to, and approval of, the JCC, each Party may permit visitors to attend meetings of the JCC, provided that any approved visitor shall be subject to confidentiality and non-use obligations no less stringent than the terms of Article 11. Each Party shall be responsible for its own expenses for participating in the JCC. Meetings of the JCC shall be effective only if at least one (1) representative of each Party is present or participating, subject to the following sentence. The Parties acknowledge and agree that Transcept shall have the right to opt out of its participation in the JCC, which shall only be effective if done in writing with specific reference to this subsection, at any time, in which case Purdue shall have the right to make the decisions and take the actions previously reserved to the JCC, and shall keep Transcept informed of its plans and activities on at least a semi-annual basis. In the event Transcept opts out of its participation in the JCC, Transcept shall

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

not have the right to re-join the JCC. In addition, in the event either (a) the Psychiatrist Co-Promotion Option is terminated pursuant to Section 6.4(a) or (b) Transcept’s right to Promote Products under the Co-Promotion Right is terminated pursuant to Section 6.4(b), then neither Transcept nor any acquiror of or successor to Transcept shall have a right to participate on the JCC effective as of the date of such termination.

3.3 Responsibilities of the JCC. The JCC shall have the responsibility and authority to:

(a) Plan, implement, and oversee the Commercialization of Product in the U.S. Territory, and the manufacturing of Product in support of such activities;

(b) Review the Marketing Plan and any proposed amendments or updates thereto;

(c) Monitor the Commercialization of Product in the U.S. Territory against the Marketing Plan;

(d) Establish subcommittees pursuant to Section 3.11 on an as-needed basis, oversee the activities of all subcommittees so established, and address disputes or disagreements arising in all such subcommittees; and

(e) Perform such other functions as the Parties may agree in writing.

3.4 Areas Outside the JCC’s Authority. The JCC shall not have any authority other than that expressly set forth in Section 3.3 and, specifically, shall have no authority to (a) amend or interpret this Agreement, or (b) determine whether or not a breach of this Agreement has occurred.

3.5 JCC Decisions.

(a) Consensus; Good Faith; Action Without Meeting. The JCC shall decide all matters by consensus, with each Party having one collective vote. The members of the JCC shall act in good faith to cooperate with one another and to reach agreement with respect to issues to be decided by the JCC. Action that may be taken at a meeting of the JCC also may be taken without a meeting if a written consent setting forth the action so taken is signed by one (1) duly authorized representative of each Party.

(b) Failure to Reach Consensus. In the event that the members of the JCC cannot come to consensus within ten (10) days with respect to any matter over which the JCC has authority and responsibility, the JCC shall submit the respective positions of the Parties with respect to such matter for discussion in good faith by the Alliance Managers. If such Alliance Managers are not able to mutually agree upon the resolution to such matter within ten (10) days after the JCC’s submission to them, then the Alliance Managers shall submit the respective positions of the Parties with respect to such matter to the respective chief executive officers of Transcept and Purdue for resolution. If such chief executive officers are not able to mutually agree upon the resolution to such matter within [***] after submission to them, then,

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

subject to the limitations of Section 3.4, [***] shall have the right to decide such matter [***] legitimate interest under this Agreement, and except that in no event can the [***] such matter in a manner that is contrary to the express terms of this Agreement.

3.6 Joint Development Committee. Within five (5) days after the Effective Date, Transcept and Purdue shall form a joint development committee (“JDC”) consisting of four (4) representatives from Transcept and four (4) representatives from Purdue. Each Party may replace its JDC representatives with another employee of such Party at any time upon prior written notice to the other Party.

3.7 Meetings of the JDC. The JDC shall meet at least two (2) times every calendar year, unless otherwise agreed by the Parties, in each case unless a particular meeting is waived by mutual consent. In addition, each Party shall have the right to call a meeting of the JDC on reasonable notice to the other Party. Subject to the foregoing, the JDC shall meet on such dates and at such times as agreed by the JDC and shall meet via teleconference or videoconference or, if mutually agreed by the Parties, at a location determined by the JDC. Upon prior written notice to, and approval of, the JDC, each Party may permit visitors to attend meetings of the JDC, provided that any approved visitor shall be subject to confidentiality and non-use obligations no less stringent than the terms of Article 11. Each Party shall be responsible for its own expenses for participating in the JDC. Meetings of the JDC shall be effective only if at least one (1) representative of each Party is present or participating, subject to the following sentence. The Parties acknowledge and agree that Transcept shall have the right to opt out of its participation in the JDC, which shall only be effective if done in writing with specific reference to this subsection, at any time, in which case the JDC shall dissolve and all matters that previously fell within the purview of the JDC shall be decided by mutual consent of the Parties.

3.8 Responsibilities of the JDC. The JDC shall have the responsibility and authority to:

(a) Plan, implement, and oversee any further Development of Product with respect to the U.S. Territory;

(b) Discuss and monitor the Development of Product with respect to the Transcept Territory;

(c) Establish subcommittees pursuant to Section 3.11 on an as-needed basis, oversee the activities of all subcommittees so established, and address disputes or disagreements arising in all such subcommittees; and

(d) Perform such other functions as the Parties may agree in writing.

3.9 Areas Outside the JDC’s Authority. The JDC shall not have any authority other than that expressly set forth in Section 3.8 and, specifically, shall have no authority to (a) amend

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

or interpret this Agreement, or (b) determine whether or not a breach of this Agreement has occurred.

3.10 JDC Decisions.

(a) Consensus; Good Faith; Action Without Meeting. The JDC shall decide all matters by consensus, with each Party having one collective vote. The members of the JDC shall act in good faith to cooperate with one another and to reach agreement with respect to issues to be decided by the JDC. Action that may be taken at a meeting of the JDC also may be taken without a meeting if a written consent setting forth the action so taken is signed by one (1) duly authorized representative of each Party.

(b) Failure to Reach Consensus. In the event that the members of the JDC cannot come to consensus within ten (10) days with respect to any matter over which the JDC has authority and responsibility, the matter shall be resolved as follows:

(i) Prior to approval of the NDA for the Product in the U.S. Territory and subject to Section 4.2(a), Transcept’s representatives on the JDC shall have the right to decide such matter reasonably, except that in no event can Transcept’s representatives on the JDC unilaterally decide such matter in a manner that is contrary to the express terms of this Agreement.

(ii) After approval of the NDA for the Product in the U.S. Territory, for any matter pertaining to Development of Product in the Transcept Territory or to Development of Product in the U.S. Territory in support of Regulatory Approval in the Transcept Territory, the JDC shall submit the respective positions of the Parties with respect to such matter for discussion in good faith by the Alliance Managers. If such Alliance Managers are not able to mutually agree upon the resolution of such matter within ten (10) days after the JDC’s submission to them, then the Alliance Managers shall submit the respective positions of the Parties to the respective chief executive officers of Transcept and Purdue for resolution. If such chief executive officers are not able to mutually agree upon the resolution of such matter within [***] after submission to them, then, subject to the limitations of Section 3.9, [***] shall have the right to decide such matter reasonably, [***] legitimate interest under this Agreement, except that in no event can the [***] such matter in a manner that is contrary to the express terms of this Agreement;

(iii) After approval of the NDA for the Product in the U.S. Territory, for any matter pertaining to the Development of Product in the U.S. Territory (but excluding Development of Product in the U.S. Territory in support of Regulatory Approval in the Transcept Territory and any activity described in Section 4.1(b)), the JDC shall submit the respective positions of the Parties with respect to such matter for discussion in good faith by the Alliance Managers. If such Alliance Managers are not able to mutually agree upon the resolution to such matter within ten (10) days after the JDC’s submission to them, then the Alliance Managers shall submit the respective positions of the Parties with respect to such matter to the respective chief executive officers of Transcept and Purdue for resolution. If such chief executive officers are not

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

able to mutually agree upon the resolution to such matter within [***] after submission to them, then (A) if such matter pertains to [***] shall have the right to decide such matter [***] legitimate interest under this Agreement, except that in no event can the [***] such matter in a manner that is contrary to the express terms of this Agreement and (B) with respect to all matters other than [***], the Parties shall continue to operate under the status quo and [***]. For the avoidance of doubt, [***] under Section 3.10(b)(iii)(A) shall not diminish [***] set forth in Section 3.10(b)(ii) with respect to [***].

3.11 Subcommittees. The JCC and JDC shall each have the right to establish subcommittees and to delegate certain of its powers and responsibilities thereto. Subcommittees established by the JCC shall operate under the same rules as the JCC, except that any disputes that cannot be resolved by a subcommittee in a reasonable time period shall be submitted to the JCC for resolution in accordance with Section 3.5. Subcommittees established by the JDC shall operate under the same rules as the JDC, except that any disputes that cannot be resolved by a subcommittee in a reasonable time period shall be submitted to the JDC for resolution in accordance with Section 3.10.

3.12 Alliance Manager. Each Party shall appoint one employee representative who possesses a general understanding of clinical, regulatory, manufacturing, and marketing issues to act as its respective alliance manager for this relationship (“Alliance Manager”). The Alliance Manager would be one of the four (4) representatives on the JCC for each Party.

ARTICLE 4

DEVELOPMENT; REGULATORY

4.1 Development.

(a) Prior to NDA Approval. Prior to approval of the NDA for the Product in the U.S. Territory, Transcept shall have the sole responsibility and right to conduct, at its sole cost, any Development work (including clinical trials) to the extent required by the FDA for NDA approval of the Product. Prior to undertaking any such Development work, Transcept shall provide the JDC with its overall plan (including clinical trial design if applicable) in sufficient time for review and comment by the JDC. Transcept shall reasonably consult with the JDC with respect to any such Development work and Transcept shall be obligated to provide to the JDC any data or results generated by or on behalf of Transcept in the performance of such Development work. Other than the foregoing, prior to approval of the NDA for the Product, neither Party shall have the right to perform any Development work ([***]) with respect to the Product, unless agreed by the Parties in writing; provided, however, that in the event that, during such period, Transcept desires to perform non-clinical Development work in support of Regulatory Approval of the Product in the Transcept Territory, Purdue shall not unreasonably withhold, condition, or delay approval of such work.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(b) After NDA Approval. Following approval of the NDA for the Product in the U.S. Territory, neither Party shall conduct Development activities with respect to the Product anywhere in the world, without the prior approval of the JDC, except that (i) Purdue may conduct at its sole expense any clinical trial of the Product that is a post-approval requirement of, or otherwise requested by, the FDA, and (ii) either Party may manufacture Product subject to Section 5.8. In the event the Parties agree or it is determined pursuant to Section 3.10 that Development activities shall be conducted, then the Party performing the Development activities shall (A) be responsible for all of its costs in connection with such Development activities, unless otherwise mutually agreed by the Parties, and (B) be obligated to provide to the other Party any data or results generated by or on behalf of such Party in the performance thereof.

4.2 Regulatory Matters.

(a) Transcept Responsibility Prior to NDA Approval. Prior to final approval by the FDA of the NDA for the Product, Transcept shall be responsible for preparing and filing all Regulatory Materials and seeking all Regulatory Approvals in the U.S. Territory, including preparing all reports necessary as part of an NDA. During this period, all Regulatory Materials for Products in the U.S. Territory shall be filed in the name of Transcept, and Transcept alone shall be responsible for all communications and other dealings with regulatory agencies relating to the Products in the U.S. Territory. As between the Parties, during this period, Transcept shall be the legal and beneficial owner of all Regulatory Approvals in the U.S. Territory. All costs associated with the foregoing regulatory activities shall be borne solely by Transcept. Transcept shall use Commercially Reasonable Efforts to obtain final approval by the FDA of the NDA for the Product.

Prior to final approval by the FDA of the NDA for the Product, Transcept shall promptly notify Purdue of all material Regulatory Materials (including all material written communications with the FDA) that it submits or receives and shall promptly provide Purdue with a copy (which may be wholly or partly in electronic form) of such Regulatory Materials in the U.S. Territory for review by Purdue. Transcept shall retain the right to make any final decisions with respect to the content of any such communications; provided, however, that Purdue shall be entitled to approve in advance in writing any commitments to post-approval activity required for FDA approval of the NDA, which approval by Purdue shall not be unreasonably withheld, conditioned or delayed. Transcept shall provide Purdue with reasonable advance notice of any scheduled meeting with any Regulatory Authority relating to the Product and/or any Regulatory Approval in the U.S. Territory, and Purdue shall have the right to have up to three (3) individuals attend any such meeting as non-participating observers, to the extent practicable and permitted by Applicable Law; provided that Transcept will retain the lead role and responsibility in any such meetings.

(b) Notice of NDA Approval and Review by Purdue. Immediately upon receipt of NDA approval by the FDA for the Product, Transcept shall provide Purdue with a copy of all Regulatory Materials received as part of the approval from the FDA, including a copy of the full prescribing information for the Product (including any patient information, medication guide and/or Risk Evaluation and Mitigation Strategy (“REMS”), if any) for review by Purdue in order for Purdue to determine whether to proceed with the Commercialization of the Product under this Agreement. No later than ten (10) Business Days from receipt by Purdue of all of such information, Purdue shall provide written notice to Transcept that either (i) Purdue will proceed with the Commercialization of the Product under this Agreement (the “Purdue Notice”), in which case Purdue shall make the payment calculated in accordance with Section 7.2(a), or (ii) Purdue is terminating this Agreement in accordance with Section 12.2(b). If Purdue fails to provide the Purdue Notice or a termination notice within such time period, Purdue shall be deemed to have provided the Purdue Notice.

(c) Purdue Responsibilities Following NDA Approval. Within thirty (30) days after Purdue has made the payment set forth in Section 7.2(a), Transcept will transfer all right, title and interest in the Regulatory Materials (including the electronic inventory but excluding the IND and NDA) for the Product to Purdue. Within ten (10) days of receipt, Purdue will confirm whether Purdue reasonably believes that a full and complete transfer of such Regulatory Materials has occurred. If such full and complete transfer has not occurred, Transcept shall transfer any missing Regulatory Materials or otherwise correct any deficiencies within five (5) days of notice from Purdue. Once the transfer of such Regulatory Materials to Purdue is complete, then within two (2) Business Days, Transcept will transfer all right, title and interest in the NDA for the Product to Purdue and the Parties will provide appropriate notice to the FDA. Thereafter, Purdue will be responsible for all regulatory affairs for the Product in the U.S. Territory, at Purdue’s sole expense, including regulatory reporting and maintenance requirements, medical safety services, pharmacovigilance, product recall, and customer complaints with respect to Product in the U.S. Territory. Without limiting the generality of the foregoing, following transfer of the NDA to Purdue, Purdue will be responsible for negotiating with the FDA, and developing and implementing, an FDA approved REMS, if required (it being recognized that a REMS plan may be agreed to in conjunction with receipt of the initial FDA approval), and at Purdue’s reasonable request, Transcept will cooperate and assist Purdue in respect of such endeavor. Purdue agrees that, during the Term, it shall not transfer any right, title and interest in the NDA for the Product or any Regulatory Materials to any Affiliate (other than a U.S. Affiliate) or any Third Party, except pursuant to Section 14.5.

Purdue shall promptly notify Transcept of all material Regulatory Materials (including all material written communications with the FDA) that it submits or receives, and shall promptly provide Transcept with a copy (which may be wholly or partly in electronic form) of such Regulatory Materials for review by Transcept. Purdue shall retain the right to make any final decisions with respect to the content of any such communications. Purdue will provide Transcept with reasonable advance notice of any scheduled meeting with any Regulatory Authority relating to the Product and/or any Regulatory Approval in the U.S. Territory, and Transcept shall have the right to have up to three (3) individuals attend any such meeting as non-participating observers, to the extent practicable and permitted by Applicable Law, provided that Purdue will retain the lead role and responsibility in any such meetings.

4.3 Rights of Reference to Regulatory Materials; Use of Clinical Data. Transcept hereby grants to Purdue an exclusive right of reference to all Regulatory Materials (including the IND) and Regulatory Approvals owned or Controlled by Transcept solely for the purpose of obtaining Regulatory Approval for Product in the U.S. Territory during the Term. Purdue hereby grants to Transcept an exclusive right of reference to all Regulatory Materials and Regulatory

Approvals owned or Controlled by Purdue solely for the purpose of obtaining Regulatory Approval for Product in the Transcept Territory during the Term. Notwithstanding the terms of Article 2, each Party shall have the right, without any additional payment, to use any clinical data developed by the other Party and its Affiliates relating to the Product solely (a) to support the Regulatory Approval of Products in such Party’s territory and (b) for Promotional, marketing, and medical education purposes in support of the Commercialization of Product in such Party’s territory, which right may be sublicensed by such Party (with the consent of the other Party, not to be unreasonably withheld, conditioned or delayed) to any Third Party collaborator or licensee that agrees to allow any Product-related clinical data developed by such collaborator to be used by the other Party for such purposes in a reciprocal manner in such other Party’s territory. For clarity, the rights of reference and use granted by this Section 4.3 shall be in addition to the licenses and other rights granted under this Agreement and shall be independent of the ownership of the Regulatory Materials and Regulatory Approvals as allocated or transferred by this Agreement.

4.4 Adverse Event Reporting and Safety Data Exchange. At any time after the Effective Date, any adverse event (any unwanted or unintended experience in a person that is associated with the use of a drug, whether or not that experience is caused by that drug, including any known side effects) or any Product complaint (any physical or organoleptic defect to the Product itself and/or package) received by Transcept regarding a Product originating from the U.S. Territory will be forwarded to the Purdue Drug Safety Operations Group as soon as possible, but no later than two (2) calendar days after Transcept receives such adverse event or complaint, by telephone (888-726-7535 prompt 2), fax (203-588-6395) or secure E-mail (drugsafetyandpharmacovigilance@pharma.com). At any time after the Effective Date, Purdue shall provide Transcept with any serious adverse event information received by Purdue regarding a Product originating from the U.S. Territory as soon as reasonably practicable, but in any event no later than ten (10) days following receipt, and shall promptly provide Transcept with such other information reasonably requested by Transcept to comply with its reporting obligations in connection with the Development of Product in support of Regulatory Approval in the Transcept Territory, including any reporting obligations imposed as a result of Transcept holding an IND in the U.S. Territory. Purdue and Transcept (or its licensee, as appropriate) shall enter into a pharmacovigilance agreement containing specific terms, conditions and obligations of the Parties with respect to collection, reporting and monitoring of all adverse drug reactions, adverse events, product complaints, medical inquiries and other relevant drug safety matters, sufficient to enable each Party to comply with its reporting obligations and regulatory submissions in its respective territory, not later than the date of transfer of the NDA to Purdue pursuant to Section 4.2(c).

4.5 Communications with Regulatory Authorities.

(a) General. Each Party shall keep the other Party informed, in a timely manner compliant with the reporting requirements of Regulatory Authorities in the other Party’s territory, of notification of any action by, or notification or other information which it receives (directly or indirectly) from any Regulatory Authority in such Party’s territory with respect to the Product and which may have a material impact on Regulatory Approval or the continued commercialization of the Product.

(b) Other Communications. Except as may be required by Applicable Law, Transcept shall not, subsequent to final approval by the FDA of the NDA for the Product, communicate regarding the Product with any Regulatory Authority having jurisdiction in the U.S. Territory unless explicitly requested or permitted in writing to do so by Purdue or unless so ordered by such Regulatory Authority in the U.S. Territory, in which case Transcept shall immediately provide notice of such order to Purdue. Except as may be required by Applicable Law, Purdue shall not communicate with any Regulatory Authority having jurisdiction in the Transcept Territory regarding any Product unless explicitly requested or permitted in writing to do so by Transcept, or unless so ordered by such Regulatory Authority, in which case Purdue shall immediately provide notice of such order to Transcept.

4.6 Regulatory Inspection or Audit. If a Regulatory Authority desires to conduct an inspection or audit of either Party’s facility or a facility under contract with either Party with regard to the Product in the U.S. Territory, such Party shall cooperate and cause the contract facility to cooperate with such Regulatory Authority during such inspection or audit. Following receipt of the inspection or audit observations of such Regulatory Authority (a copy of which such Party will immediately provide to the other Party), such Party will prepare the response to any such observations. Such Party agrees to conform its activities under this Agreement to any commitments made in such a response, except to the extent it believes in good faith that such commitments violate Applicable Laws.

4.7 Product Withdrawals and Recalls. Purdue shall have the right and responsibility, at its expense, to control any product recall, field correction, or withdrawal of any Product in the U.S. Territory. As between the Parties, Transcept shall have the right, at its expense, to control all recalls, field corrections, and withdrawals of any Product in the Transcept Territory. To the extent practicable, the Parties shall discuss the circumstances of any potential product recall, field correction or withdrawal of any Product and possible appropriate courses of action. Each Party shall maintain complete and accurate records of any recall in its territory for such periods as may be required by Applicable Laws, but in no event for less than five (5) years.

ARTICLE 5

COMMERCIALIZATION; MANUFACTURING

5.1 General; Formation of BBU. Subject to the terms of this Agreement, Purdue shall have responsibility and decision-making authority for Commercialization activities to be carried out in accordance with the Marketing Plan. Except as otherwise provided herein, Purdue shall be responsible for all costs and expenses associated with the Commercialization activities. Promptly following the Effective Date, Purdue shall create a Brand Business Unit (“BBU”) dedicated to the Commercialization of the Product. The BBU will be responsible for developing proposals for the overall Marketing Plan, which would include the field level promotional plan for the Product. Subject to the terms of this Agreement (including Sections 3.10 and 4.1), Transcept shall have responsibility and decision-making authority for Development and commercialization activities for Products in the Transcept Territory. Transcept shall keep the JCC and JDC reasonably informed of its plans and progress with respect to Products in the Transcept Territory.

5.2 Marketing Plan.

(a) Commercialization of the Product under this Agreement shall be governed by a written marketing plan setting forth anticipated Commercialization activities to be performed with respect to Product in the U.S. Territory by Purdue or on its behalf by Third Parties (including market research studies, launch plans, detailing and Promotion), as well as projected timelines and line-item quarterly budgets for such activities (the “Marketing Plan”). Each updated Marketing Plan shall include plans for sales training, staffing, Detailing and call plans, Sample Authorization quantities, pricing and contracting strategy, Product positioning and communication strategy, convention and trade show attendance, DTC and non-DTC advertising.

(b) Promptly following the Effective Date, Purdue shall develop via the BBU a draft Marketing Plan covering activities to be conducted in preparation of Product Launch and during Sales Year 1. No later than [***] after the later of the Effective Date or approval of the NDA for the Product by the FDA, Purdue shall provide the JCC with a draft outline of the launch plan for the Product in the U.S. Territory. No later than [***] after the later of the Effective Date or approval of the NDA for the Product by the FDA, Purdue shall propose a draft Marketing Plan to the JCC. Purdue shall consult with Transcept through meetings of the JCC in the development of such launch year Marketing Plan (i.e., while it is still being developed by the BBU). The JCC shall either approve the proposed Marketing Plan or request specific changes to it. The BBU shall then modify the proposal based on the JCC direction and re-submit the Marketing Plan for JCC review and approval.

(c) Purdue shall thereafter update the Marketing Plan via the BBU on an annual basis as follows: Purdue shall provide the JCC with a draft update to the Marketing Plan no later than September 15 of each year. In preparing the updated version of the Marketing Plan, the BBU shall analyze the effectiveness of the elements of the prior year Marketing Plan and an updated sales forecast to develop a future year Marketing Plan. The JCC shall either approve the proposed Marketing Plan or request specific changes to it. The BBU shall then modify the proposal based on the JCC direction and re-submit the Marketing Plan for JCC review and approval. Purdue may, at its election, update the Marketing Plan between annual updates by following this same procedure.

(d) Each Party shall use Commercially Reasonable Efforts in performing its obligations under this Section 5.2 concerning (as applicable) the preparation, review, and approval of the Marketing Plan.

(e) In the event of any inconsistency between the Marketing Plan and this Agreement, the terms of this Agreement shall prevail.

5.3 Commercialization by Purdue. Purdue, itself or through its Affiliates or sublicensees, shall use Commercially Reasonable Efforts to Commercialize Products for which Regulatory Approval has been received in the U.S. Territory. Without limiting the generality of the foregoing, Purdue shall satisfy each of the following requirements:

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(a) Product Launch. Purdue shall commence a Product Launch in the U.S. Territory no later than [***] after the date upon which Regulatory Approval for such Product is granted in the U.S. Territory, provided that such [***] period may be extended by up to [***] as reasonably determined by the JCC, and provided further that Purdue shall not be obligated to commence a Product Launch if a Third Party manufacturer fails to complete its obligations in connection with Product Launch (including the obligation to supply sufficient initial launch quantities of Product to satisfy the Marketing Plan not less than [***] following the date upon which Regulatory Approval for the Product is granted in the U.S. Territory) and such failure makes it impossible or impracticable to meet this deadline, in which case Purdue shall commence such Product Launch as soon as commercially reasonable thereafter. As part of its Purdue PDE Commitment set forth in Section 5.3(c), Purdue shall provide no less than [***] in the [***].

(b) Promotional Spend. For the U.S. Territory, Purdue shall support the Product with a minimum Promotional spend (including costs associated with the Sample Authorization program, but excluding any Sales Force costs and any other costs not directly associated with Promotion of a Product), as follows:

(i) [***] for each of the [***] Years for Promotional spend other than DTC advertising costs; and

(ii) [***] for DTC advertising costs for each of [***] after DTC advertising is allowed under Applicable Law, except to the extent DTC advertising is constrained by any Governmental Authority or industry guideline, in which case such amounts shall be used as soon as practical. For clarity, it is anticipated that Purdue will perform certain preparatory work relating to DTC advertising prior to DTC advertising being allowed under Applicable Law, and the amounts spent by Purdue on such preparatory work shall be included as DTC advertising costs for [***] period described above.

Notwithstanding the foregoing, (A) in the event a Marketplace Change occurs or a Generic Product is approved and is reasonably likely to be launched within [***] of approval in the U.S. Territory, the JCC shall appropriately reduce Purdue’s minimum Promotional spend under this Section and (B) in the event a Governmental Authority in the U.S. Territory alters the existing tax treatment of Promotional spending, then Purdue shall have the right, in its discretion, to re-allocate the amounts set forth in subsection (ii) above to other Promotional activities or Detailing in support of the Product.

The allocation of this Promotional spend shall be further detailed in the Marketing Plan. After the periods set forth in subsections (i) and (ii) above, Purdue shall support the Product with a Promotional spend that is consistent with the amounts budgeted in the applicable Marketing Plan.

If the actual level of Promotional spend provided by Purdue during any period set forth in subsections (i) or (ii) above is less than [***] but greater than or equal to [***] of the target set forth above, then Purdue shall make up the shortfall in the following [***] (i.e., in addition to

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

the baseline level of Promotional spend established by the budget for such [***] in the most recently approved Marketing Plan covering such [***]). If the actual level of Promotional spend provided by Purdue during any period set forth in (i) or (ii) above is less than [***] of the target set forth above, then Purdue shall make up [***] of the shortfall in the following [***] (i.e., in addition to the baseline level of Promotional spend established by the budget for such [***] in the most recently approved Marketing Plan covering such [***]). If Purdue fails to make up such shortfall by the end of [***] required by the preceding two sentences, then Purdue shall [***].

(c) Purdue PDE Commitment. Purdue shall comply with the following PDE requirements during the Purdue PDE Commitment Term in the U.S. Territory:

(i) Purdue shall Detail the Product in the U.S. Territory at a level no less than [***] of the PDE Target listed below for each Sales Year during the Purdue PDE Commitment Term ([***], the “Purdue PDE Commitment”), subject to the remainder of this Section 5.3 and to any modifications set forth in Article 6:

	PDE Target if Transcept has not commenced Promotion activities under the Co-Promotion Right	PDE Target if Transcept has commenced Promotion activities under the Co- Promotion Right

Sales Year [***]	[***]	[***]

Sales Year [***]	[***]	[***]

Sales Years [***]	[***]	[***]

All PDE Targets in the foregoing table refer to PDEs per Sales Year to physicians in [***] of insomnia prescribers in the U.S. Territory as such deciles are defined by IMS.

(ii) Purdue shall provide the Purdue PDE Commitments in any Sales Year through its own employees and/or through the engagement of a contract sales organization.

(iii) If the actual number of PDEs provided by Purdue during any Sales Year (or for Sales Year [***], during the first half of such Sales Year) is less than [***] but equal to or greater than [***] of the PDE Target set forth in the foregoing table for such Sales Year or half of a Sales Year, as the case may be (with PDE Targets for a half of Sales Year [***] calculated by [***] the PDE Targets set forth in the table above by [***]) then Purdue shall make up the difference between the actual number of PDEs and the applicable Purdue PDE Commitment (the “Purdue Shortfall”) in the [***] of the following Sales Year or of the second half of Sales Year [***], as the case may be (i.e., in addition to the Purdue PDE Commitment for such [***], as determined by [***] the Purdue PDE Commitment for the next Sales Year by [***] or in addition to the Purdue PDE Commitment for the second half of Sales Year [***] as applicable). Purdue shall make up the Purdue Shortfall either (A) through the provision of additional PDEs equaling the Purdue Shortfall, (B) by

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

applying the Purdue PDE Cost of additional PDEs equaling the Purdue Shortfall to an equivalent value of other Product sales and/or marketing support (where such additional sales and/or marketing support will be measured relative to the baseline established by the budget for such [***] in the most recently approved Marketing Plan covering such [***]), or (C) by some combination of (A) and (B) in Purdue’s discretion.

(iv) If the actual number of PDEs provided by Purdue during any Sales Year (or for Sales Year [***], during the first half of such Sales Year) is less than [***] of the PDE Target set forth in the foregoing table but greater than [***] for such Sales Year or [***] for a half of a Sales Year, as the case may be (with PDE Targets for a half of Sales Year [***] calculated by [***] the PDE Targets set forth in the table above by [***]), then Purdue shall make up [***] of the difference between the actual number of PDEs and the applicable Purdue PDE Commitment (the “Purdue [***] Shortfall”) in the [***] of the following Sales Year or of the second half of Sales Year [***], as the case may be (i.e., in addition to the Purdue PDE Commitment for such Sales Quarter, as determined by [***] the Purdue PDE Commitment for the next Sales Year by [***] or in addition to the Purdue PDE Commitment for the second half of Sales Year [***], as applicable). Purdue shall make up the Purdue [***] Shortfall either (A) through the provision of additional PDEs equaling the Purdue [***] Shortfall, (B) by applying the Purdue PDE Cost of additional PDEs equaling the Purdue [***] Shortfall to an equivalent value of other Product sales and/or marketing support (where such additional sales and/or marketing support will be measured relative to the baseline established by the budget for such [***] in the most recently approved Marketing Plan covering such [***]) or (C) by some combination of (A) and (B) in Purdue’s discretion. The calculation of the value of any such Purdue [***] Shortfall in Purdue PDE Commitment and the application of such value to Product sales and/or marketing support shall be a matter submitted to, and approved by, the JCC and Transcept on a timely basis so that the value of such Purdue [***] Shortfall can be applied as soon as practicable.

For purposes of illustration only, if Purdue were to deliver [***] PDEs in the first Sales Year (i.e., [***] of the PDE Target of [***] PDEs) with a Purdue [***] Shortfall of [***] PDEs, Purdue would spend [***] (i.e., [***] of [***] PDEs multiplied by the Purdue PDE Cost of [***]) on a combination of PDEs and other Promotional spend during the [***] of the second Sales Year beyond the targeted PDEs and Promotional spend for the [***] of second Sales Year.

(v) If Purdue fails to make up the Purdue Shortfall or Purdue [***] Shortfall by the end of the [***] required by Section 5.3(c)(iii) or (iv), respectively, then: (A) Purdue shall [***], and (B) [***].

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(vi) If prior to the end of the Purdue PDE Commitment Term and provided that a Marketplace Change has not occurred, the actual number of PDEs provided by Purdue during any [***] period falls below [***], Transcept shall have the right to terminate this Agreement immediately upon written notice to Purdue. The effect of such termination is described in Article 12.

(vii) If Net Sales in Sales Year [***] are below [***], or if Net Sales in Sales Year [***] are below [***], or if Net Sales in Sales Year [***] are below [***], then, provided that Purdue satisfied the Purdue PDE Commitment for such Sales Year, the JCC shall appropriately reduce the Purdue PDE Commitment for the Product for each subsequent Sales Year of the Purdue PDE Commitment Term. Unless Transcept otherwise agrees, the JCC shall not be permitted to reduce the Purdue PDE Commitment, on a percentage basis, by more than the percentage shortfall of Net Sales below the thresholds provided above, plus [***]; provided, however, that if the percentage shortfall of Net Sales below the thresholds provided above is greater than [***], then the JCC shall be free to reduce the Purdue PDE Commitment without restriction. Thereafter, the provisions of this Section 5.3(c) (other than subsection (vi) and this subsection (vii)) shall be appropriately adjusted to apply to such new PDE targets. For purposes of illustration only, (1) if Net Sales in Sales Year [***] are [***], which is [***] lower than [***], then the Purdue PDE Commitment for Sales Year [***] may be reduced by up to [***], or (2) if Net Sales in Sales Year [***] are [***], which is [***] lower than [***], then the JCC shall be free to reduce the Purdue PDE Commitment for Sales Year [***] without restriction.

(viii) If a Marketplace Change occurs, the JCC shall appropriately reduce the Purdue PDE Commitment for the Product for the remainder of the Purdue PDE Commitment Term.

(ix) During the first [***] Sales Years during the Purdue PDE Commitment Term, (A) a minimum of [***] of the total Purdue PDE Commitment shall be in the Primary Detail position, and (B) a maximum of [***] of the total Purdue PDE Commitment shall be permitted to be in the Secondary Detail position. For the [***] Years during the Purdue PDE Commitment Term, a maximum [***] of the total Purdue PDE Commitment shall be permitted to be in the Tertiary Detail position.

(x) The terms and conditions of this Section 5.3(c) set forth Transcept’s sole and exclusive remedies for Purdue’s failure to provide the Purdue PDE Commitment in any Sales Quarter and such failure shall not be treated as a material breach of this Agreement by Purdue under Section 12.3; provided, however, that the foregoing shall not limit Transcept’s available remedies with respect to Purdue’s failure to [***] under Section 5.3(c)(v).

5.4 Commercialization Reports. Purdue shall keep the JCC reasonably informed regarding the material progress and results of its Commercialization activities and those of its Affiliates, sublicensees and Third Party contractors, including providing the following:

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(a) On a [***] basis during Sales Years 1 to 5 and [***] basis thereafter during the Term, an email report of gross sales of the Products in the U.S. Territory during said period and on a Sales Year-to-date basis;

(b) Within [***] days after the end of each calendar quarter during the Term following Product Launch, Purdue shall provide to the JCC a written report summarizing Purdue’s material Commercialization activities pursuant to this Agreement for such quarter and on a calendar year-to-date basis, including: (i) the number of Details made (by Primary Details, Secondary Details and Tertiary Details); (ii) the total number of Samples Authorizations delivered and/or redeemed, and (iii) Information in Purdue’s possession regarding any direct mail advertising, journal advertising and DTC advertising.

Any report submitted to Transcept by Purdue under this Agreement shall be in a reasonable format, as determined by Purdue in its discretion. Each such report shall be considered Purdue’s Confidential Information.

5.5 Purdue Records and Audits. Purdue shall keep complete and accurate records of (a) the number of Details delivered by sales representatives under Purdue’s control, (b) whether each Detail delivered is a Primary Detail, Secondary Detail or Tertiary Detail, (c) the total number of Sample Authorizations distributed, and (d) Information regarding any direct mail advertising, journal advertising and DTC advertising. All such records shall be retained for at least five (5) years following the Sales Year in which they are generated, or longer if required by Applicable Laws. At Transcept’s request, such records and Purdue’s Detail and Sample Authorization distribution activity reporting system shall be available for review not more than once each calendar year (during normal business hours on a mutually agreed date with reasonable advance notice at a Purdue facility in the United States) by an independent Third Party auditor mutually agreed upon by the Parties and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 11 for the sole purpose of verifying for Transcept the accuracy of the reports furnished by Purdue pursuant to this Section. The expense of such auditor shall be borne solely by Transcept. Such auditor shall not disclose Purdue’s confidential information to Transcept, except to the extent such disclosure is necessary to verify the accuracy of the reports furnished by Purdue.

5.6 Authorized Generic.

(a) The Parties agree that Purdue and its Affiliates will have the right [***] to enter into an agreement or sublicense with one or more Affiliates or Third Parties that have experience in the commercialization of generic pharmaceutical products, in order to market, advertise, Promote, offer to sell and sell in the U.S. Territory one or more Authorized Generics.

(b) Purdue may, in its reasonable discretion after consultation with the JCC, launch or authorize the launch of any Authorized Generic in the U.S. Territory, upon either (i)

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

final FDA approval of a Generic Product or (ii) [***]. Purdue will have the right, in its sole discretion after consultation with the JCC, to terminate the distribution of any Authorized Generic at any time. Except as set forth above and subject to Purdue’s obligations to its Affiliates and Third Parties, Purdue shall provide that any right or sublicense to market, advertise, Promote, offer to sell or sell in the U.S. Territory any Authorized Generic shall apply only during such time that there is a Generic Product in the distribution and supply chain in the U.S. Territory. Purdue shall provide Transcept with written notification of a launch of an Authorized Generic by, or on the authorization of, Purdue within twenty-four (24) hours after such launch.

5.7 Cross-Territory Sales. Each Party shall use Commercially Reasonable Efforts (consistent with any Applicable Law) to obligate its sublicensees, distributors or wholesalers to not deliver or cause to be delivered Product outside each Party’s territory and to not sell any Product to a purchaser if in either case such sublicensees, distributors or wholesalers knows, or has reason to believe, that such purchaser intends to remove such Product from such Party’s territory for the purpose of sales or use by patients of the Product in the other Party’s territory.

5.8 Manufacture and Supply of Product.

(a) Transcept Responsibility. Prior to the transfer of the NDA for the Product to Purdue pursuant to Section 4.2(c), Transcept will be solely responsible for the manufacturing of Products in bulk and finished form for use by Purdue, its Affiliates, and its sublicensees in the U.S. Territory and, if applicable, for Transcept’s own use. During this period, Transcept shall work in coordination with Purdue to prepare for Product Launch, it being understood that any manufacturing work performed by Transcept at the written request of Purdue during this period will be performed by Transcept at Purdue’s sole expense based on Transcept’s documented out-of-pocket costs [***], except that any such requested manufacturing work performed by Transcept and required for NDA approval of the Product shall be at Transcept’s sole expense. For the avoidance of doubt, none of Transcept’s written agreements as of the Effective Date with Third Party manufacturers and suppliers for the Product shall be assigned to Purdue.

(b) Purdue Responsibility. Effective as of the date of the transfer of the NDA for the Product to Purdue pursuant to Section 4.2(c), Purdue will be solely responsible

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(using either Third Parties or its own or its Affiliates’ facilities) for the manufacture and supply of Products in bulk and finished form for use or sale by Purdue, its Affiliates and its sublicensees in the U.S. Territory. The Parties acknowledge that, as of the Effective Date, Purdue has entered into written agreements for the manufacture and supply of Product for sale by Purdue, its Affiliates and sublicensees in the U.S. Territory with certain Third Parties and that Purdue’s rights under such agreements are expressly contingent upon the approved NDA for the Product being transferred to Purdue pursuant to Section 4.2(c).

(c) Transfer of Manufacturing Technology. Upon the transfer to Purdue of the approved NDA for the Product pursuant to Section 4.2(c) and thereafter as reasonably necessary for so long as Product is manufactured by or on behalf of Purdue, Transcept shall transfer to Purdue, its Affiliate or a Third Party manufacturer selected by Purdue all Information, including the specifications for the Product, Controlled by Transcept at such time that is necessary or useful to enable Purdue, its Affiliate or such Third Party manufacturer (as appropriate) to replicate the process employed by or on behalf of Transcept to manufacture Product in accordance with the approved NDA. Purdue, its Affiliate and/or its Third Party manufacturer shall use any Information transferred pursuant to this Section 5.8(c) in accordance with the license granted in Section 2.1 and solely for the purpose of manufacturing Products for uses permitted under this Agreement, and for no other purpose. Transcept shall take all reasonable steps to ensure the smooth and timely transfer of the manufacturing process for Products to Purdue, its Affiliate or Third Party manufacturer. Purdue acknowledges and agrees that Transcept may condition its agreement to transfer (or to permit Purdue to transfer) any Transcept manufacturing technology or Information to a Third Party manufacturer (other than those Third Party manufacturers with which Purdue has written agreements as of the Effective Date) on the execution of a confidentiality agreement between such Third Party manufacturer and Purdue that contains obligations of confidentiality and non-use no less stringent than those of Article 11 of this Agreement. In the event that either (i) [***], or (ii) [***], then Transcept shall cooperate with Purdue or its Affiliate, and provide all reasonable assistance and take all reasonable actions (including executing any further agreements or documents) to enable Purdue or its Affiliate to [***] from any Third Party, either directly from such Third Party or through Transcept, under terms no less favorable to Purdue or its Affiliate than the terms applicable to Transcept.

ARTICLE 6

TRANSCEPT CO-PROMOTION RIGHT

6.1 Psychiatrist Co-Promotion Option. Transcept shall have an option (the “Psychiatrist Co-Promotion Option”) to Promote to Psychiatrists in the U.S. Territory all Products that are being Commercialized by Purdue under this Agreement as of or subsequent to the date of exercise of the Psychiatrist Co-Promotion Option on the terms set forth in this Article 6; provided that if Transcept exercises such Psychiatrist Co-Promotion Option, then upon written request of Transcept, a Product Commercialized by Purdue under this Agreement as of the date of exercise shall not be included in the Co-Promotion Right if agreed by the JCC. Transcept’s

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Promotion of any Products in the U.S. Territory under the Co-Promotion Right shall be subject to the Purdue CIA and overseen by the JCC.

6.2 Option Period; Option Exercise. Transcept may exercise the Psychiatrist Co-Promotion Option by written notice to Purdue at any time during the Psychiatrist Co-Promotion Option Period, provided that Transcept may not exercise the Psychiatrist Co-Promotion Option if Transcept is in material breach of this Agreement and has not cured such breach within the sixty (60) day period set forth in Section 12.3(d). As used herein, the “Psychiatrist Co-Promotion Option Period” means the period commencing on [***] and ending [***].

6.3 Termination of Psychiatrist Co-Promotion Option. If Transcept has not provided written notice to Purdue of its exercise of the Psychiatrist Co-Promotion Option during the Psychiatrist Co-Promotion Option Period, the Psychiatrist Co-Promotion Option shall automatically and irrevocably expire. Transcept may, in its sole discretion, terminate the Psychiatrist Co-Promotion Option at any time prior to exercise. Following exercise, the Parties’ rights to terminate Transcept’s Co-Promotion Right shall be as set forth in Sections 6.4(b) and 6.20 below.

6.4 [***].

(a) [***].

(b) [***]:

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(i) [***];

(ii) [***].

(iii) [***]:

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(iv) [***].

(v) [***].

6.5 Purdue Detailing to Psychiatrists. Notwithstanding Transcept’s exercise of the Psychiatrist Co-Promotion Option, Purdue retains the option to Detail the Product to Psychiatrists at Purdue’s expense, [***] pursuant to Section 7.6 or any other provision under this Agreement. Following Transcept’s exercise of the Psychiatrist Co-Promotion Option and until the Co-Promotion Commencement Date, Purdue shall continue to use Commercially Reasonable Efforts to Detail the Product to Psychiatrists in the U.S. Territory.

6.6 Grant of Co-Promotion Right. In the event Transcept exercises the Psychiatrist Co-Promotion Option by written notice to Purdue pursuant to Section 6.2, then commencing on the Co-Promotion Commencement Date, Purdue hereby grants to Transcept the co-exclusive (with Purdue) right to Promote Product to Psychiatrists in the U.S. Territory during the Co-Promotion Term, on the terms and subject to the conditions set forth herein (the “Co-Promotion Right”). Transcept shall have the right to subcontract its rights and obligations under this Agreement pursuant to Section 6.12(a). For clarity, Transcept shall have no right to Detail or Promote the Product in the U.S. Territory prior to the Co-Promotion Commencement Date.

6.7 Co-Promotion Term. Subject to Section 6.11(c), the Co-Promotion Right shall commence on the date specified in subsection (a) or (b) below, as applicable (the “Co-Promotion Commencement Date”) and shall continue in effect until the expiration or termination of this Agreement, unless terminated earlier as provided in this Article 6 (the “Co-Promotion Term”); provided that in no event shall Transcept commence activities under the Co-Promotion Right prior to the end of Sales Year 1;

(a) If delivery of the written notice of the exercise of the Psychiatrist Co-Promotion Option by Transcept pursuant to Section 6.2 occurs on or prior to [***],

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the Co-Promotion Right by Transcept will commence [***] (with the exact start date to be determined by Transcept in its sole discretion but in consultation with Purdue and specified in the initial notice made in the prior calendar year). For example, if Transcept delivers notice to Purdue on or before [***], such notice may specify that Transcept shall begin Promoting the Product to Psychiatrists [***] and [***].

(b) If delivery of the written notice of the exercise of the Psychiatrist Co-Promotion Option by Transcept pursuant to Section 6.2 occurs [***], such notice shall specify that Promotion by Transcept under the Co-Promotion Right will commence [***]. For example, if Transcept delivers notice to Purdue on [***], such notice shall specify that Transcept shall begin Promoting the Product to Psychiatrists on [***].

6.8 Promotion to Non-Psychiatrists. If Transcept desires to Promote the Product to physicians (a) who are not Psychiatrists, (b) who are within a specific specialty agreed upon by the JCC, and (c) to whom Purdue is not Detailing the Product (the “Specialty Group Physicians”), then Transcept shall notify Purdue in writing. Upon approval of the JCC, Transcept shall have the right to Promote the Product to such Specialty Group Physicians in accordance with this Agreement, and the definition of Psychiatrists in this Agreement shall be deemed to include such Specialty Group Physicians for all purposes, except that Transcept’s Details to such Specialty Group Physicians shall not be included for the purpose of determining whether Transcept has satisfied its Transcept Minimum PDEs obligations under Section 6.11. The Parties will coordinate Transcept’s Detailing to Specialty Group Physicians by the Transcept Sales Force with Details by the Purdue Sales Force in a manner intended to increase effective coverage of the target audience and to decrease non-productive efforts.

6.9 Marketing Plan; Management. During the Co-Promotion Term, all Details and Promotion activities conducted by the Parties under this Agreement shall be in accordance with the then-current annual Marketing Plan prepared and approved under this Agreement, and will be overseen by the JCC. Transcept shall manage the Transcept Sales Force and shall implement Purdue’s sales strategies and plans including the Marketing Plan, except to the extent that activities, or lack of activity, proposed by Transcept are reviewed in sufficient detail for the JCC to make a reasonably informed determination and are approved in writing by the JCC. Transcept shall use Commercially Reasonable Efforts to provide the Transcept Sales Force with the level of oversight, management, direction and sales support with respect to the Promotion of Product to effectively and efficiently Promote the Product in accordance with the terms of this Agreement.

6.10 Promotion of Products by Purdue. The Parties acknowledge that the Purdue PDE Commitment is reduced as set forth in Section 5.3(c)(i) of this Agreement upon the commencement of Promotion activities by Transcept under the Co-Promotion Right. Purdue’s election pursuant to Section 6.5 to Promote the Product to Psychiatrists shall not limit Transcept’s right to Promote the Product under the Co-Promotion Right to any and all Psychiatrists in the U.S. Territory. During any period in which the Purdue Sales Force is Promoting the Product to Psychiatrists, the Parties will use Commercially Reasonable Efforts at the local level to coordinate such Details by the Purdue Sales Force with Details by the Transcept

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Sales Force in a manner intended to increase effective coverage of the target audience and to decrease non-productive efforts.

6.11 Promotion of Product by Transcept.

(a) Upon the grant of the Co-Promotion Right and during the Co-Promotion Term, Transcept shall Detail and Promote the Product to Psychiatrists in the U.S. Territory in accordance with this Agreement and the then-current Marketing Plan, commencing on the Co-Promotion Commencement Date. Subject to the remainder of this Section 6.11, Transcept shall perform the following numbers of PDEs to Psychiatrists, but no fewer than [***] of such numbers (such full amounts, the “Transcept Target PDEs”, and [***] of the Transcept Target PDEs, the “Transcept Minimum PDEs”):

(i) during the [***] PDEs,

(ii) during the [***] PDEs, and

(iii) for all subsequent Sales Years during the Co-Promotion Term, that number of PDEs as determined by the JCC; provided that Transcept shall not be required, without its consent, such consent not to be unreasonably withheld, conditioned or delayed, to perform a substantially greater portion of the total PDEs performed by both Parties than it is required to provide in the [***] Years.

The foregoing Transcept Target PDEs refer to PDEs per Sales Year to Psychiatrists in [***] of the insomnia prescribers in the U.S. Territory as defined by IMS.

If the Co-Promotion Commencement Date is not the first day of a Sales Year, then the PDE requirements for the Sales Year in which the Co-Promotion Commencement Date occurs shall be prorated accordingly for the period between the Co-Promotion Commencement Date and the end of the applicable Sales Year.

(b) Adjustment of Transcept Target PDEs.

(i) If Net Sales of Product in Sales [***] are below [***], or if Net Sales in Sales [***] are below [***], or if Net Sales in Sales [***] are below [***], the JCC shall appropriately reduce the Transcept Target PDEs for the Product for each subsequent Sales Year in a manner consistent with the reduction of the Purdue PDE Commitment pursuant to Section 5.3(c)(vii).

(ii) If a Marketplace Change occurs, the JCC shall appropriately reduce the Transcept Target PDEs for the Product in a manner consistent with the reduction of the Purdue PDE Commitment pursuant to Section 5.3(c)(viii).

(iii) If [***] for any two (2) consecutive calendar quarters, then Transcept shall reasonably reduce the Transcept Target PDEs and Transcept Minimum PDEs set forth in Section 6.11(a) by an appropriate amount solely for so long as [***]; provided that Transcept shall not reduce the

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Transcept Target PDEs and Transcept Minimum PDEs to a number that is less than [***] of the number of Transcept Target PDEs and Transcept Minimum PDEs set forth in Section 6.11(a).

(c) Termination of Transcept’s PDE Obligation. Transcept’s PDE obligations set forth in Section 6.11(a) of this Agreement (and Transcept’s right to receive royalties from Purdue pursuant to Section 7.6 of this Agreement) shall terminate upon the first to occur of: (i) termination of this Agreement, (ii) termination of the Co-Promotion Right, or (iii) the date of launch of a Generic Product in the U.S. Territory ([***]); provided, however, that in the case of subsection (iii), Transcept shall have the right to have the Co-Promotion Right reinstated at such time that (A) such Generic Product is no longer sold in the U.S. Territory and (B) Purdue’s unit sales volume of Product in the U.S. Territory returns to the unit sales volume achieved prior to the approval of such Generic Product; provided that Transcept may not make such election if Transcept is in material breach of this Agreement and has not cured such breach within the sixty (60) day period set forth in Section 12.3(d). If Transcept elects to have the Co-Promotion Right reinstated, Transcept must provide written notice to Purdue within twelve (12) months of the date on which subsections (A) and (B) above are met and such Co-Promotion Right shall be reinstated on the date determined in a manner consistent with the time periods set forth in Section 6.7(a) and (b).

(d) If the Co-Promotion Commencement Date occurs prior to the end of the [***] Sales Year, then during the [***] Year, at least [***] of the PDEs provided by Transcept to Psychiatrists shall be Primary Details, no more than [***] of the PDEs to Psychiatrists may be Secondary Details, and none of the PDEs to Psychiatrists may be Tertiary Details. Following the [***] Sales Year, up to [***] of the PDEs to Psychiatrists provided by Transcept may be Tertiary Details.

(e) Transcept, in its discretion and at its own expense, may provide a level of Promotional effort for the Product to Psychiatrists in excess of the PDE requirements set forth in Section 6.11(a).

(f) Transcept PDE Shortfall.

(i) If the actual number of PDEs provided by Transcept during any Sales Year following the Co-Promotion Commencement Date (or during the first half of the [***] Sales Year following the Co-Promotion Commencement Date) is less than [***] but equal to or greater than [***] of the Transcept Target PDEs for such Sales Year following the Co-Promotion Commencement Date (or, for the Sales Year containing the Co-Promotion Commencement Date, the prorated number of Transcept Target PDEs for the remainder of the Sales Year) or half of the [***] Sales Year following the Co-Promotion Commencement Date, as the case may be (with Transcept Target PDEs for such half of the [***] Sales Year following the Co-Promotion Commencement Date calculated by [***] the Transcept PDE Targets set forth in Section 6.11(a) by [***]), then Transcept shall make up the difference between the actual number of PDEs and the Transcept Minimum PDEs

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(the “Transcept Shortfall”) in the [***] of the following Sales Year or of the second half of the [***] Sales Year following the Co-Promotion Commencement Date, as the case may be (in addition to the Transcept Minimum PDEs for such [***], as determined by [***] the Transcept Minimum PDEs for the next Sales Year by [***]).

By way of example, if during the [***], Transcept provides [***] (i.e. [***] of the Transcept Target PDEs), then Transcept shall provide the Transcept Shortfall of [***] PDEs in the subsequent [***], in addition to the PDEs required for such subsequent [***].

(ii) If the actual number of PDEs provided by Transcept during any Sales Year following the Co-Promotion Commencement Date (or during the first half of the second Sales Year following the Co-Promotion Commencement Date) is less than [***] of the Transcept Target PDEs for such Sales Year following the Co-Promotion Commencement Date (or, for the Sales Year containing the Co-Promotion Commencement Date, the prorated number of Transcept Target PDEs for the remainder of the Sales Year) or half of the second Sales Year following the Co-Promotion Commencement Date, as the case may be (with Transcept Target PDEs for such half of the second Sales Year following the Co-Promotion Commencement Date calculated by [***] the Transcept PDE Targets set forth in Section 6.11(a) by [***]), then Transcept shall make up [***] of the difference between the actual number of PDEs and the Transcept Minimum PDEs (the “Transcept [***] Shortfall”) in the [***] of the following Sales Year or of the second half of the second Sales Year following the Co-Promotion Commencement Date, as the case may be (in addition to the Transcept Minimum PDEs for such [***], as determined by [***] the Transcept Minimum PDEs for the next Sales Year by [***]).

By way of example, if during the third Sales Year, Transcept provides [***] (i.e. [***] of the Transcept Target PDEs), then Transcept shall provide the Transcept [***] Shortfall (i.e., [***] of the shortfall of [***], or [***]) in the subsequent [***], in addition to the PDEs required for such subsequent [***].

(iii) If Transcept fails to make up a Transcept Shortfall or Transcept [***] Shortfall by the end of the [***] as required by Section 6.11(f)(i) or (ii), respectively, Transcept shall pay Purdue for any remaining PDE shortfall at a rate equal to Transcept’s PDE Cost, which payment shall be due no later than thirty (30) days after the end of such [***].

(iv) If the actual number of PDEs provided by Transcept during any [***] month period during the Co-Promotion Term is less than [***] of the Transcept Minimum PDEs for such time period, Purdue shall have the right to terminate the Co-Promotion Right immediately upon written notice to Transcept; provided, however, that the foregoing shall not apply to any Sales Year or portion thereof for which the JCC has determined that there are no Transcept Target PDEs. The effect of such termination is described in Section 6.21.

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(v) If during any [***] month period during the Co-Promotion Term, (A) Transcept has met or exceeded [***] of the Transcept Minimum PDEs [***] then Transcept shall have no obligation to make up or pay for PDE shortfalls as provided above during such [***] month period.

(vi) The terms and conditions of this Section 6.11 set forth Purdue’s sole and exclusive remedies for Transcept’s failure to provide the Transcept Minimum PDEs in any Sales Year or half Sales Year and such failure shall not be treated as a material breach of this Agreement by Transcept under Section 12.3; provided, however, that the foregoing shall not limit Purdue’s available remedies with respect to Transcept’s failure to make any payment due under Section 6.11(f)(iii).

6.12 Sales Force.

(a) Transcept Sales Force. Transcept shall at all times during the Co-Promotion Term maintain a Sales Force containing a reasonable number of sales representatives in order to satisfy the Transcept Minimum PDEs obligation. The Transcept Sales Force may consist of employees of Transcept or a contract sales force (or a combination thereof); provided that Transcept shall remain responsible for the management, supervision, and performance of such contract sales force and require such contract sales force to comply with all obligations applicable to the Transcept Sales Force, including with respect to the Purdue CIA, except as provided in subsection (d) herein.

(b) Qualifications. Unless otherwise agreed by the Parties, Transcept shall ensure that each member of its Sales Force has the qualifications set forth in Exhibit D attached to this Agreement.

(c) Compensation. Each Party shall be solely responsible for all costs and expenses of recruiting, hiring, maintaining and compensating its Sales Force, including salaries, benefits and incentive compensation, provided that such incentive compensation shall not be structured in a manner that would reasonably be expected to inappropriately motivate such individuals to engage in the improper Promotion or sales of Product.

(d) Training. Purdue shall be responsible for providing compliance, product, and sales training for all newly hired members of the Transcept Sales Force and members of Transcept’s sales management; provided that Transcept shall not attend any portion of any training directed to Purdue products other than the Product. Purdue shall provide such new hire training to the Transcept Sales Force using a training program that relates solely and exclusively to the Product (including training materials) and that is provided to the Purdue Sales Force, at a time that is mutually acceptable to the Parties, which time shall be consistent with Purdue’s regularly scheduled training programs and reasonably prior to the Co-Promotion Commencement Date. Purdue shall provide training to members of Transcept’s sales management using training programs relating solely and exclusively to the Product (including training materials) that are provided to Purdue’s district managers. After the new hire and initial managers’ training, Purdue shall periodically provide additional training and continuing education materials (including any computer-based modules and written materials) to Transcept, at Purdue’s expense, on a regular

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basis so that Transcept may align on-going training of the Transcept Sales Force to the content training provided to Purdue sales representatives. Transcept agrees to provide such on-going training at Transcept’s cost consistent with and on a schedule no less frequent than that provided to the Purdue Sales Force by Purdue.

(e) Costs. Purdue shall bear all incremental costs and expenses of the trainers, training facility and training materials to train the Transcept Sale Force and Transcept’s sales management, and Transcept shall be responsible for all travel expenses and out-of-pocket expenses incurred by the Transcept Sales Force and Transcept’s sales management in connection with such training. In addition to training on the Product, the training provided by Purdue shall include regular healthcare compliance training sufficient to satisfy the obligations of Section 6.13.

(f) SOPs. Transcept’s Sales Force shall follow and comply with relevant portions of Purdue’s sales force standard operating policies manual provided to Transcept by Purdue on or prior to the Co-Promotion Commencement Date, as such policies may be updated from time to time by Purdue upon such advance notice from Purdue to Transcept as is reasonably practicable to Purdue.

6.13 Compliance.

(a) During the Co-Promotion Term, the Parties, through the JCC, shall consult on all medical and regulatory compliance matters solely as it relates to the Product, including any reports as to their compliance with HIPAA, the PhRMA Code, and the OIG’s Compliance Program Guidance for Pharmaceutical Manufacturers (the “CPG”). In performing its duties hereunder, each of Purdue and Transcept shall and shall cause its Sales Force to: (i) Promote the Product in conformity with its approved labeling; and (ii) comply with all Applicable Laws, including all applicable laws and regulations and other guidelines concerning the advertising of prescription drug products, the CPG, the AMA’s Guidelines on Gifts to Physicians, the PhRMA Code, the Accreditation Council for Continuing Medical Education standards, and the Purdue CIA, in each case, to the extent applicable to the services to be provided hereunder and as may be amended or supplemented from time to time.

Each of Transcept and Purdue shall use Commercially Reasonable Efforts to ensure that each of its employees and Sales Force representatives does not make any representation, statement, warranty or guaranty with respect to the Product that is inconsistent with its current labeling or with the Promotional Materials, that is deceptive or misleading, or that disparages the Product or the good name, goodwill or reputation of Purdue, Transcept or their respective Affiliates. Each Party shall use Commercially Reasonable Efforts to ensure that its services delivered pursuant to this Agreement will be provided in a professional, ethical and competent manner.

(b) Unless otherwise required by Applicable Law, each of Transcept and Purdue shall maintain sole responsibility for its compliance with Applicable Law regarding Promotion of prescription drug products, including the maintenance of comprehensive compliance programs and the reporting of respective Sales Force activities.

6.14 No Sales or Distribution; Returns. With respect to the U.S. Territory, Purdue shall sell all Product to each customer, and shall book each sale. The Parties recognize that Transcept may from time to time receive orders for the Product directly from Third Parties for delivery in the U.S. Territory. In such event, Transcept promptly shall advise such Third Party that Transcept is not authorized to accept orders for the Product and shall immediately and accurately forward such order to Purdue, or its designee, which order Purdue may accept or reject in its sole discretion. Purdue shall be responsible for handling all returns of the Product with respect to the U.S. Territory. If any Product sold in the U.S. Territory is returned to Transcept, Transcept shall either promptly destroy or ship such Product to Purdue or its designee, as directed by Purdue, at Purdue’s expense, and in accordance with Applicable Laws.

6.15 Sample Authorizations. Purdue shall supply the quantity of Sample Authorizations specified in the Marketing Plan to Transcept or Transcept’s designee. Purdue shall be responsible for the design, production and procurement of all aspects of the Sample Authorizations, at Purdue’s expense.

6.16 Expenses. Each Party will bear all of the costs and expenses incurred by such Party or its employees, consultants, service providers, or agents in connection with this Agreement. Notwithstanding the foregoing, Purdue will be responsible for (a) Purdue’s incremental costs and expenses of sales force trainers, training facilities and training materials in satisfaction of Purdue’s compliance and sales training of the Transcept Sales Force and members of Transcept’s management, as contemplated by Section 6.12(d), (b) the reasonable out-of-pocket expenses of destroying or shipping returned Product to Purdue or its designee, as contemplated by Section 6.14, and (c) Purdue’s proportionate share (based on the number of Psychiatrist Promotional Materials ordered by Purdue) of out-of-pocket expenses incurred by both Parties to develop and print the Psychiatrist Promotional Materials, as contemplated by Section 8.7(d).

6.17 Information Exchange; PV Agreement.

(a) In addition to each Party’s obligations under the PV Agreement, each Party shall provide the other Party with such information as the other Party may reasonably request during the Co-Promotion Term in order to support the requesting Party’s compliance with Applicable Laws and its Sales Force’s Promotion and Detailing of the Product in the U.S. Territory. Transcept shall report to Purdue, in accordance with commercially reasonable methodologies requested by Purdue, all information necessary to permit Purdue to make timely reports as required by any Regulatory Authority in the U.S. Territory regarding the Product, and shall advise Purdue if there is any respect in which it has been unable to do so. To facilitate efficient communication and data sharing between Purdue and Transcept, Purdue shall establish and maintain a secure method of transferring information between the Parties. The Parties shall work together to identify any support hardware, software and services appropriate for the sharing of information with respect to Promotion of the Product. Wherever possible, the Parties agree that all technologies and platforms used for such purposes shall be in accordance with each Party’s technology architecture and security standards. Except as provided in this Agreement, each Party shall be solely responsible for all costs and expenses of acquiring and maintaining its infrastructure and reporting systems to support its Sales Force.

(b) Not later than thirty (30) days prior to the Co-Promotion Commencement Date, the Parties shall enter into a separate pharmacovigilance agreement (the “PV Agreement”) containing the specific terms, conditions and obligations of the Parties with respect to the collection, reporting and monitoring of all adverse drug reactions, adverse events, product complaints, medical inquires and other relevant drug safety matters with respect to Products during the Co-Promotion Term.

6.18 Transcept Records and Audits. Transcept shall keep complete and accurate records of (a) the number of Details delivered by the Transcept Sales Force to each Psychiatrist, (b) whether each Detail delivered is a Primary Detail, Secondary Detail or Tertiary Detail, and (c) the number of Sample Authorizations distributed. All such records, and any records of call notes, shall be retained for at least five (5) years following the Sales Year in which they are generated, or longer if required by Applicable Laws. At Purdue’s request, such records shall be made available for review and copying by Purdue or its designees not more than once each calendar year (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent Third Party auditor mutually agreed upon by the Parties and subject to confidentiality obligations at least as stringent as those set forth in Article 11 of this Agreement for the sole purpose of verifying for Purdue the accuracy of the reports furnished by Transcept pursuant to this Section. The expense of such auditor shall be borne solely by Purdue. Such auditor shall not disclose Transcept’s confidential information to Purdue, except to the extent such disclosure is necessary to verify the accuracy of the reports furnished by Transcept.

6.19 Transcept Reports. Within thirty (30) days after the end of each calendar quarter during the Co-Promotion Term following the Co-Promotion Commencement Date, Transcept shall provide to the JCC a written report summarizing Transcept’s Promotional activities pursuant to this Agreement for such quarter and on a calendar year-to-date basis, including: (a) the number of Details made to Psychiatrists (by Primary Details, Secondary Details and Tertiary Details); and (b) the total number of Sample Authorizations delivered. Transcept shall submit such reports in a format mutually agreed upon by the Parties. Each such report shall be considered Transcept’s Confidential Information.

6.20 Termination of Co-Promotion Right.

(a) Termination by Transcept at Will.

(i) Transcept shall have the right to terminate the Co-Promotion Right upon [***] prior written notice to Purdue.

(ii) Upon termination pursuant to this Section 6.20(a), and in addition to the consequences and remedies under Sections 6.21, the following obligations shall apply: (A) Transcept shall remain responsible for all of Transcept’s accrued but unpaid costs as of the date of such notice of termination, and (B) Transcept shall not, during the applicable notice period, take any action that is intended to materially adversely affect or impair the further Promotion of the Product.

(b) Termination by Either Party for Cause.

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(i) Purdue shall have the right to terminate the Co-Promotion Right immediately in the event that Transcept has failed to cure a material breach under Section 12.3(d) of this Agreement.

(ii) Without prejudice to any remedy or claim it may have against the other Party for material breach or non-performance of this Agreement, either Party (the “Non-Breaching Party”) may terminate this Co-Promotion Right for cause if the other Party (the “Breaching Party”) fails to materially comply with or perform any material provision of this Article 6 (a “Co-Promotion Material Breach”) in accordance with the following provisions: the Non-Breaching Party shall notify the Breaching Party of any such Co-Promotion Material Breach in writing, specifying such Co-Promotion Material Breach in reasonable detail and stating such Non-Breaching Party’s intention to terminate the Co-Promotion Right for cause (the “Notification”). If the Breaching Party fails to cure such Co-Promotion Material Breach within a period of thirty (30) days following receipt by the Breaching Party of such Notification, the Co-Promotion Right shall terminate upon written notice by the Non-Breaching Party.

(iii) Either Party shall have the right to terminate the Co-Promotion Right immediately in the event that the other Party is excluded from participation in federal healthcare programs.

(iv) The Co-Promotion Right shall terminate in the event Purdue delivers the Purdue Co-Promotion Termination Notice pursuant to Section 6.4(b).

(c) Subject to Section 6.11(c), the Co-Promotion Right shall terminate in the event a Generic Product is launched in the U.S. Territory [***].

6.21 Effects of Termination of Co-Promotion Right. Upon any termination or expiration of the Co-Promotion Right, Transcept will immediately cease any and all Promotion and Detailing of the Product in the U.S. Territory and will cooperate with Purdue in the collection and return to Purdue of all Promotional Materials and other Product-related materials with respect to the U.S. Territory then in the possession of, or under the control of, Transcept or any of the Transcept Sales Force, as promptly as practicable after the date thereof. Purdue shall cooperate with Transcept with respect to such activities so as to minimize disruption to sales activities. Except as expressly provided in this Agreement, expiration or termination of the Co-Promotion Right shall be without prejudice to (x) any remedies that any Party may then or thereafter have hereunder or at law, (y) Transcept’s right to receive any amounts accrued under this Agreement prior to the effective date of expiration or termination that are unpaid or become payable thereafter, and (z) either Party’s right to obtain performance of any obligation provided for in this Agreement that shall survive termination. Sections 6.4(b)(ii) – (v), 6.16, 6.18, 6.20(a)(ii) and 6.21 shall survive any expiration or termination of the Co-Promotion Right. In addition, any provision of this Agreement that, either from the express language or the context thereof, is intended to survive any termination or expiration of the Co-Promotion Right shall survive any such expiration or termination.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

ARTICLE 7

FINANCIALS

7.1 License Fee. No later than ten (10) Business Days after the Effective Date, Purdue shall pay to Transcept a non-refundable, non-creditable license fee of twenty-five million dollars (US $25,000,000) by wire transfer of immediately available funds into an account designated by Transcept.

7.2 Milestone Payments. Purdue shall make milestone payments to Transcept as follows:

(a) Transfer of NDA. No later than five (5) Business Days after Purdue’s delivery (or deemed delivery) of the Purdue Notice pursuant to Section 4.2(b), Purdue shall pay to Transcept a non-refundable, non-creditable payment of thirty million dollars (US $30,000,000); provided, however, that if the first approval of an NDA for a Product by the FDA for marketing in the U.S. Territory is received by Transcept after June 30, 2010, such payment shall be reduced by two million dollars (US $2,000,000) for each thirty (30) day period between the date of receipt of such approval and June 30, 2010.

(b)[***] No later than [***] after the [***] and provided that [***] a Generic Product [***] has not been approved or launched in the U.S. Territory [***] on or before the [***], Purdue shall pay to Transcept the following non-refundable, non-creditable payments:

(i) ten million dollars (US $10,000,000) for the Orange Book Listing of a Transcept Exclusive Patent issuing from one of the patent applications listed in (a) on Exhibit A (or any substitutions, divisions, continuations or continuations-in-part, but in the case of continuations-in-part only to the extent directed to the subject matter disclosed in such patent application listed in (a) on Exhibit A, or requests for continued examination thereof); and

(ii) [***] for the [***].

As used herein, “[***]” means [***]. For clarity, each payment under this Section 7.2(b) will be due, if at all, only once, and only in connection with an [***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

for the first approved Product after the delivery or deemed delivery of the Purdue Notice and before the expiration of the [***].

7.3 Super Royalty Payments. Purdue shall make each of the super royalty payments indicated below to Transcept when aggregate Net Sales of all Products in any calendar year in the U.S. Territory reach the specified dollar values, provided that an Orange Book Listing has occurred prior to or during such calendar year:

Aggregate Net Sales in a Calendar Year	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each super royalty payment in this Section 7.3 shall be paid only once. The maximum total amount of payment to Transcept pursuant to this Section 7.3 shall be [***]. Purdue shall notify and pay to Transcept the amounts set forth in this Section 7.3 within [***] after the delivery of the quarterly report pursuant to Section 7.7 for the calendar quarter in which the applicable event was achieved. For clarity, (i) in the event that more than one of the aggregate Net Sales thresholds is achieved in a calendar year, Purdue shall owe each of the corresponding payments and (ii) no payment will be made retroactively for Net Sales generated prior to an Orange Book Listing, but payments will be made during the next calendar year in which the applicable aggregate Net Sales target is achieved. Each such payment shall be made by wire transfer of immediately available funds into an account designated by Transcept. Each such payment is nonrefundable and noncreditable against any other payments due hereunder.

7.4 Royalties. During the Term, Purdue shall pay to Transcept royalties on Net Sales of Products in the U.S. Territory as provided in either Section 7.4(a) or 7.4(b), as the case may be, and in each case as adjusted pursuant to Section 7.5 and subject to Section 1.47:

(a) For Net Sales in the U.S. Territory generated prior to the date of an Orange Book Listing, Purdue shall pay to Transcept a royalty on such Net Sales equal to [***] in the U.S. Territory; or

(b) For Net Sales in the U.S. Territory generated on or after the date of an Orange Book Listing, Purdue shall pay to Transcept royalties on such Net Sales in the U.S. Territory at a royalty rate determined by aggregate Net Sales of all Products in a calendar year in the U.S. Territory as follows:

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Aggregate Net Sales of Products in a calendar year in the U.S. Territory	Royalty Rate
Portion of Net Sales less than or equal to [***]	[***]
Portion of Net Sales greater than [***] and less than or equal to [***]	[***]
Portion of Net Sales greater than [***]	[***]

The royalty rate tier applicable to Net Sales following an Orange Book Listing will be determined based on aggregate Net Sales across the entire calendar year regardless of the date on which the Orange Book Listing occurs. For purposes of illustration only, in the event the Orange Book Listing occurs on [***] and Net Sales in the U.S. Territory for [***] were [***], Purdue would pay Transcept a royalty of [***] on [***]. For Net Sales in the U.S. Territory accumulated beginning on [***], Purdue would pay Transcept a royalty of [***], provided that if Net Sales in the U.S. Territory later exceed [***] before the end of [***], Purdue would pay Transcept a royalty of [***] on the portion of such Net Sales exceeding [***].

(c) Duration. Royalties shall be payable under this Section 7.4 during the period commencing with First Commercial Sale in the U.S. Territory and continuing until the later of: (i) expiration of the last to expire issued Transcept Patent covering the first Product and (ii) fifteen (15) years after First Commercial Sale of such Product in the U.S. Territory.

7.5 Royalty Adjustments.

(a) Royalty Increase. During the period of time commencing on the [***] of the first day of the first full calendar quarter following the approval of an NDA for the Product in the U.S. Territory and ending on the [***] of such date and subject to Section 1.47, the royalty rates specified in Section 7.4(b) shall each be increased by [***] percentage points (i.e., from [***] to [***], from [***] to [***] or from [***] to [***]), provided, however, that no such increase shall apply (i) if there is, or there was previously, on the market in the U.S. Territory [***] a Generic Product [***] or [***] during any period that a Generic Product [***] is approved in the U.S. Territory. For clarity, no increase shall apply under this Section 7.5(a) if there is no Orange Book Listing for the Product.

(b) Royalty Reduction – First Generic Product. During the time that a Generic Product is being sold by a Third Party or Third Parties in the U.S. Territory under one ANDA and continuing until (i) such Generic Product is no longer sold and (ii) Purdue’s unit sales volume of Product in the U.S. Territory returns to the unit sales volume achieved prior to the approval of such Generic Product, the royalty rates set forth in Sections 7.4 and 7.6 (as such rates may have been adjusted or otherwise established under Section 7.5(e) or (f)) shall be reduced by [***] subject to the royalty duration provided for under Section 7.4(c)

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

and 7.6(b), respectively [***].

(c) Royalty Reduction – Second Generic Product. During the time that Generic Products are being sold by Third Parties in the U.S. Territory under more than one ANDA and continuing until (i) such Generic Products are no longer sold and (ii) Purdue’s unit sales volume of Product in the U.S. Territory returns to the unit sales volume achieved prior to the approval of such Generic Products, the royalty rates set forth in Sections 7.4 and 7.6 (as such rates may have been adjusted or otherwise established under Section 7.5(e) or (f)) shall be reduced by [***] subject to any royalty duration provided for under Section 7.4(c) and 7.6(b), respectively. For clarity, Section 7.5(b) and this Section 7.5(c) shall be mutually exclusive. [***].

(d) Royalty Reduction – Patent Expiry. In the event the expiration of the last to expire valid claim of a Transcept Patent in the U.S. Territory occurs prior to the expiration of (i) the fifteen (15) year period set forth in Section 7.4(c), or (ii) the period set forth in 7.6(b), the royalty rates set forth in Sections 7.4 and 7.6, respectively (as such rates may have been adjusted or otherwise established under Section 7.5(a), (e) or (f)) shall be reduced by [***] for the remainder of the applicable royalty duration. Notwithstanding the foregoing, this Section 7.5(d) shall not apply during any time period that the royalty rates are reduced pursuant to Section 7.5(b) or 7.5(c). In the event that, on the one hand, Section 7.5(b) or 7.5(c) applies and, on the other hand, Section 7.5(d) applies, then royalties shall be reduced in accordance with the Section that causes Purdue’s royalty to be reduced to the greatest extent possible (provided that in no event will more than one of such Sections be applied in calculating royalties due for a particular time period).

(e) Royalty Reduction – Anti-Stacking. In the event the use by Purdue, its Affiliate or sublicensee of any Transcept Technology to Develop, manufacture or Commercialize the Product in the U.S. Territory under this Agreement would infringe the intellectual property rights of any Third Party absent a license thereunder and Purdue obtains a royalty-bearing license under such intellectual property rights, then Purdue may deduct from the royalties due to Transcept pursuant to Section 6.4(b), 7.4 and 7.6 [***] of the royalties actually paid to any such Third Party as consideration for any such license; provided that in no event shall the royalties due to Transcept for a given time period be reduced under this Section 7.5(e) by more than [***]. Unused credit amounts may be carried over into subsequent quarterly periods.

(f) Royalty Reduction – OTC Product. The Parties agree that, in the event any Product is sold in an OTC form, the royalty rates set forth herein shall not apply to such Product sold in OTC form and Parties shall negotiate in good faith a commercially reasonable

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

reduced royalty rate for Net Sales (applied mutatis mutandis) generated by OTC sales of such Product.

7.6 Co-Promotion Royalties.

(a) In addition to the royalties set forth in Section 7.4, if Transcept exercises the Psychiatrist Co-Promotion Option, Purdue shall pay to Transcept a royalty on [***] at a royalty rate determined by the Sales Year in which the Co-Promotion Commencement Date occurs, in each case as adjusted pursuant to Section 7.5(b), (c), (d), (e) and (f) and subject to Section 1.47:

Sales Year in which Co-Promotion Commencement Date Occurs	Royalty Rate on Psychiatric Net Sales
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

provided that if the Co-Promotion Commencement Date occurs in any month other than the first month of a Sales Year, then the royalty rates set forth above shall be reduced by [***] per month.

(b) Royalties shall be payable under this Section 7.6 during the period commencing with the Co-Promotion Commencement Date and continuing until the first to occur: (i) termination of the Co-Promotion Right, (ii) the date of launch of a Generic Product [***]; provided that Purdue shall not be obligated to make payment under this Section 7.6 solely if both (A) Transcept has failed to fully achieve the Transcept Minimum PDEs under Section 6.11 and (B) Transcept has not fully cured such failure in accordance with the remedies specified in Section 6.11. Once the above royalty percentage has been set as set forth above, it remains fixed for the royalty duration (i.e., it will not step down each year), except as otherwise adjusted pursuant to Section 7.5(b), (c), (d), (e) or (f). For clarity, in the event of termination of the Psychiatrist Co-Promotion Option or the Co-Promotion Right, Purdue shall have no obligation to provide payment under this Section 7.6, provided, however, that in the case of subsection (ii) or (iii) above, Purdue shall reinstate the royalty payments under this Section 7.6 if the Co-Promotion Right is reinstated pursuant to Section 6.11(c).

7.7 Royalty Payments and Reports. Within [***] days after the end of each calendar quarter, Purdue shall provide Transcept with a statement of (a) the amount of gross sales of Product during the applicable calendar quarter, (b) an itemized calculation of Net Sales ([***]) showing Net Sales Deductions during such calendar quarter, (c) a calculation of the amount of royalty payment due on such sales for such calendar quarter pursuant to Sections 6.4(b), 7.4 and 7.6, and (d) any super royalty payment due pursuant to Section 7.3. Within [***] after the delivery of such quarterly statement,

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Purdue shall provide Transcept with the royalty payment due for such calendar quarter pursuant to Sections 6.4(b), 7.4 and 7.6 and any super royalty payment due pursuant to Section 7.3; provided however that with respect to the royalty payments pursuant to Section 6.4(b) and 7.6, in the event the quarterly payments hereunder do not result in Transcept receiving the royalties [***] as calculated for the relevant twelve (12) month period under Section 6.4(b) or 7.6, then Purdue shall pay Transcept any remaining true-up amount due, if any, with the next following quarterly payment. All amounts payable to Transcept under this Agreement shall be paid in United States dollars.

7.8 Taxes. The Parties agree to cooperate and to comply with all applicable tax laws, rules and regulations. The Parties acknowledge and agree that it is their mutual objective, to the extent feasible, not to pay any unnecessary taxes with respect to their collaborative efforts under this Agreement and that they shall use their best efforts to cooperate and coordinate with each other to achieve such objective.

7.9 Late Payments. If a Party does not receive payment of any sum due to it on or before the due date, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at the prime rate plus [***] percent ([***]%) per annum or the maximum rate allowable by Applicable Law, whichever is less.

7.10 Records; Audits. Purdue shall maintain complete and accurate books and records in accordance with GAAP (to the extent appropriate) in sufficient detail to permit Transcept to confirm the accuracy of milestones, super royalty payments, royalty payments and other compensation payable under this Agreement for a period of five (5) years from the creation of individual records or any longer period required by Applicable Law. At Transcept’s request, records going back no more than three (3) years shall be available for review not more than once each calendar year (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent Third Party auditor selected by Transcept and approved by Purdue (such approval not to be unreasonably withheld, conditioned, or delayed) and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 11 for the sole purpose of verifying for Transcept the accuracy of the financial reports furnished by Purdue pursuant to this Agreement or of any payments made by Purdue to Transcept pursuant to this Agreement. Any such auditor shall not disclose Purdue’s Confidential Information to Transcept, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Purdue or the amount of payments due by Purdue under this Agreement. Any amounts shown to be owed but unpaid or overpaid and in need of reimbursement shall be paid or refunded (as the case may be) within [***] after the accountant’s report, plus interest (as set forth in Section 7.9) from the original due date. Transcept shall bear the full cost of such audit unless such audit reveals an underpayment by Purdue of [***] percent ([***]%) or more during the applicable audit period, in which case Purdue shall bear the full cost of such audit.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1 Ownership of Inventions. Each Party shall own all inventions and Information made solely by the respective employees, agents, and independent contractors of it and its

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Affiliates in the course of conducting such Party’s activities under this Agreement (collectively, “Sole Inventions”). All inventions and Information that are made jointly by employees, Affiliates, agents, or independent contractors of both Parties in the course of performing activities under this Agreement (collectively, “Joint Inventions”) shall be owned jointly by the Parties in accordance with joint ownership interests of co-inventors under United States patent laws.

8.2 Disclosure of Inventions. Each Party shall promptly disclose to the other all Sole Inventions or Joint Inventions relating to Product or its manufacture or use, including all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, employees, agents or independent contractors describing such Sole Inventions or Joint Inventions. Such Party shall also respond promptly to reasonable requests from the other Party for more Information relating to such inventions.

8.3 Prosecution of Patents.

(a) Transcept Patents. Except as otherwise provided in this Section 8.3(a), as between the Parties, Transcept shall have the sole right and authority to prepare, file, prosecute (including any interferences, reissue proceedings and reexaminations) and maintain the Transcept Patents in the U.S. Territory and to retain counsel in its sole discretion in connection therewith, all at Transcept’s expense.

Transcept shall provide Purdue with all documents (including all office actions, communications from the USPTO and drafts of any filings or responses thereto, and foreign filings and foreign search reports) relevant to such preparation, filing, prosecution and maintenance of the Transcept Patents in the U.S. Territory in sufficient time to allow for review and comment by Purdue. Transcept shall incorporate any and all comments by Purdue unless Transcept has a reasonable basis for rejecting Purdue’s comment, prior to taking any action before the USPTO; provided that the foregoing shall not prevent Transcept from making filings without consulting Purdue on an emergency basis in the opinion of patent counsel to secure and protect Transcept patents or if Purdue has not responded promptly to a prior request for consultation by Transcept.

If Transcept determines in its sole discretion to abandon or not maintain any Transcept Patent in the U.S. Territory, then Transcept shall provide Purdue written notice of such determination at least thirty (30) days before any deadline for taking action to avoid abandonment and shall provide Purdue with the opportunity to have all right, title and interest in such Transcept Patent in the U.S. Territory assigned to Purdue, at no cost to Purdue.

If Purdue desires Transcept to file in the U.S. Territory a Transcept Patent that claims priority to another Transcept Patent, Purdue shall provide written notice to Transcept requesting that Transcept file (at Purdue’s expense) such patent application in such jurisdiction. If Purdue provides such written notice to Transcept, Transcept shall either (i) file and prosecute such patent application and maintain any patent issuing thereon in such jurisdiction, or (ii) notify Purdue that Transcept does not desire to file such patent application and provide Purdue with the opportunity to, in Purdue’s sole discretion, control the filing and prosecution of such patent application and maintain any patent issuing thereon on behalf of Transcept. Purdue’s rights under this Section 8.3(a) with respect to any Transcept Patent licensed to Transcept by a Third Party shall be subject to the rights of such Third Party to file, prosecute, and/or maintain such Transcept Patent; provided that Transcept shall use reasonable efforts to obtain from the Third Party the right for Transcept to control the prosecution of any such licensed patent.

(b) Joint Patents. With respect to any potentially patentable Joint Invention, the Parties shall meet and agree upon which Party, if any, shall prepare, file, prosecute (including any interferences, reissue proceedings and reexaminations) and maintain patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdictions throughout the world, as well as the manner in which patent expense for such Joint Patent will be shared by the Parties. In the event the parties agree to file any Joint Patent but disagree on any aspect of the filing or prosecution thereof, the Parties shall refer the disagreement to a mutually acceptable patent attorney for resolution pursuant to Section 13.11.

The Party that prosecutes a patent application in the Joint Patents (the “Prosecuting Party”) shall provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party shall provide the Prosecuting Party reasonable assistance in such efforts. The Prosecuting Party shall provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority.

Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case the disclaiming Party shall provide the other Party with written notice of such determination at least thirty (30) days before any deadline for taking action to avoid abandonment and shall provide the other Party with the opportunity to have the disclaiming Party’s interest in such Joint Patent in such country or jurisdiction assigned to the other Party, at no cost to the other Party.

Subject to the license granted to Purdue pursuant to Section 2.1(a), each Party shall have the right to practice, license and exploit the Joint Patents worldwide, without consent of the other Party (where consent is required by law, such consent is hereby deemed granted) and without a duty of accounting to the other Party.

(c) Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this Section 8.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

8.4 Enforcement of Transcept Patents.

(a) Notification. If there is any infringement, threatened infringement, or alleged infringement of the Transcept Patents on account of a Third Party’s manufacture, use or sale of a product in the U.S. Territory (in each case, a “Product Infringement”), then each Party shall promptly notify the other Party in writing of any such Product Infringement of which it becomes aware, and shall provide evidence in such Party’s possession demonstrating such Product Infringement.

Each Party shall immediately, but in no case more than five (5) Business Days, give written notice to the other Party of any certification of which it becomes aware filed pursuant to 21 U.S.C. Sections 355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV) claiming any Transcept Patent covering Product is invalid or unenforceable, or that infringement will not arise from the manufacture, use or sale of a product by a Third Party.

(b) Enforcement Rights.

(i) Subject to Section 8.4(d) and the remainder of this Section 8.4(b), during the Term, Purdue shall have the first right, but not the obligation, to bring an appropriate suit or other action against any person or entity engaged in such Product Infringement of the Transcept Patents in the U.S. Territory. If Purdue has not brought suit to enforce such Transcept Patent against such person or entity within thirty (30) days after Purdue’s receipt or delivery (as applicable) of notice and information under Section 8.4(a), then Transcept shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Transcept Patents with respect to such Product Infringement in the U.S. Territory. Each Party shall provide to the Party enforcing any such rights under this Section 8.4(b) reasonable assistance in such enforcement, including using best efforts if required to establish and maintain standing to join such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts.

(ii) In the event a Party brings a claim, suit or action under Section 8.4(b)(i) against any person or entity engaged in Product Infringement of the Transcept Patents in the U.S. Territory, Purdue shall be responsible for [***] and Transcept shall be responsible for [***] of the costs and expenses (including attorneys’ fees and expenses of litigation) incurred by the Parties as a result of such claim, suit or action. Notwithstanding the foregoing, in connection with any such claim, suit or action initiated by Purdue, Transcept’s responsibility for costs and expenses shall not exceed [***] per calendar year or [***] in aggregate over the Term, except with Transcept’s written consent. If either Party expends less than its respective percentage share of such costs and expenses, such Party shall pay the other Party the amount required to satisfy its percentage share for the relevant time period in cash or by offset against other amounts due to such Party from the other Party under this Agreement on a calendar quarter basis; provided that if Purdue is the Party that brings such claim, suit, or action, then Purdue shall have the right to offset such costs and expenses against payments due to Transcept under Article 7 so long as such payments are not reduced by more than [***] with any unused offset carried forward. If a Party recovers monetary damages or any other payments from such

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Third Party in such suit or action (including as a result of settlement), such recovery shall be allocated first to the reimbursement of any unreimbursed costs and expenses incurred by the Parties in such litigation, and any remaining amount shall be distributed as follows: [***] to Purdue and [***] to Transcept.

(c) Settlement. Without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, neither Party shall settle any claim, suit or action that it brought under this Section 8.4 involving Transcept Patents in any manner that would negatively impact such intellectual property or that would limit or restrict the ability of Purdue or its Affiliates or licensees to sell Products in the U.S. Territory or the ability of Transcept or its Affiliates or licensees to sell Products in the Transcept Territory. Each Party shall have the right to settle any claim, suit or action that it brought under this Section 8.4 involving the Transcept Patents in any manner that would not negatively impact such intellectual property or that would not limit or restrict the ability of Purdue or its Affiliates or licensees to sell Products in the U.S. Territory or the ability of Transcept or its Affiliates or licensee to sell Products in the Transcept Territory. Notwithstanding anything to the contrary in this Section 8.4(c), Purdue shall have the right to settle any such claim, suit or action without the consent of Transcept by granting the Third Party a license, waiver, covenant or other actual or effective authorization to commercialize a limited quantity of Product in the U.S. Territory.

(d) Transcept Patents Licensed from Third Parties. Purdue’s rights under this Section 8.4 with respect to any Transcept Patent licensed to Transcept by a Third Party shall be subject and subordinated to the rights of such Third Party to enforce such Transcept Patent and/or defend against any claims that such Transcept Patent is invalid or unenforceable, and the rights of such Third Party to share in any recoveries.

8.5 Patent Marking. Purdue shall, and shall require its Affiliates and sublicensees, to mark Products sold by it hereunder with appropriate patent numbers or indicia to the extent permitted by Applicable Law, in those countries in which such markings or such notices impact recoveries of damages or equitable remedies available with respect to infringements of patents.

8.6 Trademarks.

(a) Purdue Trademarks. Other than the Transcept Licensed Trademarks, Purdue shall be responsible for the selection, adoption, registration, maintenance and defense of all trademarks for use in connection with the sale or marketing of Products in the U.S. Territory (the “Purdue Trademarks”), as well as all expenses associated therewith. Purdue shall own all Purdue Trademarks. Transcept shall not at any time adopt, use, register or cause to be registered any other trademark, name or design confusingly similar to any of the Purdue Trademarks. All rights arising from the use by Transcept of the Purdue Trademark in the U.S. Territory during the Term shall inure to Purdue’s benefit.

(b) Transcept Assigned Trademarks. Purdue’s use of the Transcept Assigned Trademarks in the U.S. Territory shall be limited to the marketing, sale and distribution of the Product. Purdue shall be responsible for maintaining in its own name the registrations for any or all of the Transcept Assigned Trademarks in the U.S. Territory, and for defending the

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Transcept Assigned Trademarks in the U.S. Territory, all at Purdue’s sole expense. Transcept shall not at any time adopt, use, register or cause to be registered any other trademark, name or design confusingly similar to any of the Transcept Assigned Trademarks anywhere in the world. Transcept shall, as soon as practicable after receiving notice of any potential infringement of the Transcept Assigned Trademarks, inform Purdue of any such potential infringement. Purdue shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Transcept Assigned Trademarks. Purdue agrees that, during the Term, it will not assign the Transcept Assigned Trademarks to any Third Party, except pursuant to Section 14.5.

(c) Transcept Licensed Trademarks. Purdue’s use of the Transcept Licensed Trademarks shall be limited to the marketing, sale and distribution of the Product in the U.S. Territory. Purdue shall not at any time register or cause to be registered any other trademark, name or design confusingly similar to any of the Transcept Licensed Trademarks without the express consent of Transcept, which consent shall not be unreasonably withheld, conditioned or delayed. Purdue shall properly designate the Transcept Licensed Trademarks on the packaging of the final Product, to the extent required or permissible by the applicable Regulatory Approvals. All rights arising from the use of the Transcept Licensed Trademarks in the U.S. Territory during the Term shall inure to Transcept’s benefit. Purdue agrees that the Products with which the Transcept Licensed Trademarks are used shall conform to all requirements of the Regulatory Authority in the U.S. Territory. Purdue shall, as soon as practicable after receiving notice of any potential infringement of the Transcept Licensed Trademarks in the U.S. Territory, inform Transcept of any such potential infringement. Transcept shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Transcept Licensed Trademarks.

8.7 Promotional Materials.

(a) All uses of the Transcept Trademarks and Purdue Trademarks shall comply with all Applicable Laws in the U.S. Territory. Unless otherwise agreed by the Parties or required by the FDA, Purdue shall sell the Product in the U.S. Territory under the Transcept Assigned Trademark Intermezzo™. Purdue may include its company name and associated logos on all Product packaging and Promotional Materials for the U.S. Territory.

(b) Purdue shall be responsible, at its expense, for preparing and producing the Promotional Materials, which will be reviewed by the JCC. All Promotional Materials produced by Purdue for use in Detailing the Product in the U.S. Territory shall include Transcept’s name, and shall display the names and logos of Purdue and Transcept in equal prominence to the extent practical; provided, however, that upon the Co-Promotion Commencement Date, Purdue itself shall have the continued right to use any stock of Promotional Materials prepared prior to the exercise of the Psychiatrist Co-Promotion Option until such stock is exhausted. Except as specifically permitted by this Section 8.7, neither Party shall distribute or have distributed any materials bearing the name or any trademarks of the other Party without the prior written approval of such other Party. To the extent that Transcept disagrees with Promotional messages or tactics proposed by Purdue, it may raise such issues with the JCC for discussion and resolution. Purdue and Transcept will be bound by the decision of the JCC with respect to any activities of Transcept that flow or result from the JCC decision.

(c) Upon the Co-Promotion Commencement Date, Purdue shall provide Transcept with the Promotional Materials then used by the Purdue Sales Force to Promote the Product, at no charge to Transcept, in quantities specified in the Marketing Plan and sufficient for Transcept to satisfy its obligations under this Agreement and the Marketing Plan. Transcept shall be responsible for distributing the Promotional Materials to the Transcept Sales Force. Except for Transcept Licensed Trademarks, Purdue shall own all right, title and interest in the Promotional Materials, including all intellectual property rights appurtenant thereto. Purdue hereby grants to Transcept a royalty-free license to use the Promotional Materials during the Term solely in connection with its Promotion of the Product in the U.S. Territory and in accordance with this Agreement and Applicable Laws, subject to Transcept’s payment of costs as provided in this Section. Transcept may sublicense such license only to its contract sales force under Section 6.12(a).

(d) Transcept may propose to the JCC that the Parties develop Promotional Materials specifically for use by the Parties in Detailing the Product to Psychiatrists (the “Psychiatrist Promotional Materials”), which materials Transcept shall create and develop in accordance with Applicable Laws, subject to prior review and approval by Purdue, such approval not to be unreasonably withheld, conditioned or delayed, and Purdue shall print and produce the Psychiatrist Promotional Materials. Transcept shall reimburse Purdue for all out-of-pocket costs incurred by Purdue to produce the Psychiatrist Promotional Materials; provided, however, that if Purdue orders any Psychiatrist Promotional Materials for use by the Purdue Sales Force, then Purdue shall be responsible for a proportionate share (based on the number of units ordered by Purdue) of the out-of-pocket costs incurred by both Parties to develop and print the Psychiatrist Promotional Materials. Except for any Purdue Trademarks and any portion of the Psychiatrist Promotional Materials that is the same as Promotional Materials produced by Purdue, Transcept shall own all right, title and interest in and to the Psychiatrist Promotional Materials, including all intellectual property rights appurtenant thereto. Transcept hereby grants to Purdue a royalty-free license to use Psychiatrist Promotional Materials during the Term in connection with its Promotion of the Product to Psychiatrists in accordance with this Agreement and Applicable Laws, subject to Purdue’s payment of costs as provided in this Section.

(e) Neither Party shall use or distribute in connection with Detailing the Product in the U.S. Territory any promotional materials other than the Promotional Materials and the Psychiatrist Promotional Materials in the form(s) prepared and approved in accordance with this Section 8.7. Purdue shall be solely responsible for timely submitting, as applicable, any Promotional Materials and Psychiatrist Promotional Materials to the FDA’s Division of Drug Marketing, Advertising and Communications and to any applicable state Governmental Authorities in the U.S. Territory. Transcept shall not be required to distribute any Promotional Materials that: (i) do not mention the Product (except for non-branded materials provided by Purdue if approved by the JCC); or (ii) Transcept believes, in its sole discretion, to be false or misleading. Each Party shall distribute the Promotional Materials and Psychiatrist Promotional Materials in accordance with the Marketing Plan and the terms of this Agreement. Neither Party shall distribute any out-dated Promotional Materials or Psychiatrist Promotional Materials. Transcept shall certify that any such out-dated Materials have been returned to Purdue or its designee or destroyed, in accordance with Purdue’s written policy delivered on the Co-Promotion Commencement Date, as such policies may be updated from time to time by Purdue.

8.8 Regulatory Data Protection. The Parties will evaluate in good faith and identify all patents that may meet the requirements for listing with FDA in the Orange Book, in connection with any NDA for a Product in the U.S. Territory. Subject to the terms of this Section 8.8, the Party that holds the NDA for the Product shall be solely responsible for deciding which such patents to submit to FDA for listing in the Orange Book on a timely basis. In the case of newly allowed patents, prior to issuance and no later than five (5) Business Days following a notice of allowance of any such patent, the Party that holds the NDA for the Product shall inform the other Party whether it believes that there is a reasonable basis for listing such patent in the Orange Book. If the Party that holds the NDA for the Product does not believe that there is a reasonable basis for listing a patent in the Orange Book and the other Party disagrees with that determination, the other Party may demand that the Parties submit such disagreement within three (3) Business Days to an independent, nationally recognized law firm with expertise in such matters to review such patent and determine pursuant to Section 13.11 whether there is a reasonable basis for listing in the Orange Book. Such determination shall be made as soon as reasonably practical but in no event later than the issuance of the subject patent and shall be final and binding on the Parties. The Party that holds the NDA for the Product shall maintain with FDA correct and complete listings of applicable patents for such Product, including any patents for which it is determined pursuant to Section 13.11 that there is a reasonable basis for listing in the Orange Book. Any patent to be submitted for listing in the Orange Book under this Section 8.8 shall be submitted as soon as practicable but in no event later than ten (10) Business Days after issuance.

8.9 Infringement of Third Party IP. Each Party shall promptly notify the other in writing of any allegation, claim or suit that the manufacture, use or sale of a Product infringes or misappropriates a Third Party’s Patent or other intellectual property rights. Subject to Article 10 and Section 7.5(e), each Party shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by such Party’s activities, at its own expense and by counsel of its own choice. In the event Purdue decides to settle any actual or alleged infringement, misappropriation or other violation of a Third Party’s intellectual property rights arising out of or related solely to the use of any Transcept Technology to Develop, manufacture or Commercialize the Product in the U.S. Territory under this Agreement, royalties payable by Purdue as a result of such settlement shall be creditable against royalties due hereunder in accordance with Section 7.5(e).

8.10 Discussion of IP-Related Matters. It is the goal of the Parties to facilitate the exchange of information between them regarding each Party’s performance of its responsibilities under this Article 8. To this end, the Parties may from time to time during the Term convene an ad hoc advisory group of individuals having the requisite expertise in order to (a) facilitate the sharing of information between the Parties regarding the Parties’ activities under this Agreement relating to the filing, prosecution, maintenance and enforcement of the Transcept Patents and Transcept Know-How in the U.S. Territory, including Orange Book Listings, and (b) provide a forum for discussing such matters. Such group shall not have any decision-making rights or responsibilities, and any failure or delay in obtaining consensus with respect to any issue discussed by this group shall not preclude the Party having control over a particular matter pursuant to this Article 8 from taking action with respect to such matter.

8.11 The CREATE Act. Each Party acknowledges and agrees that:

(a) the provisions herein are intended to encompass and include a joint research agreement for the performance of experimental, developmental and research work as contemplated by 35 U.S.C. § 103(c)(3), and that any invention made in connection with the activities contemplated in this Agreement, whether made solely by or on behalf of one Party or jointly by or on behalf of both Parties, is intended to and should have the benefit of the rights and protections conferred by Public Law 108-453, the Cooperative Research and Enhancement Act of 2004 as codified in 35 U.S.C. §103(c)(2) (the “CREATE Act”);

(b) in the event that a Party seeks to rely on the foregoing and invoke the CREATE Act with respect to any invention that is the subject of a patent application filed by or on behalf of such Party, such Party will give prior written notice(s) to the other Party of its intent to invoke the CREATE Act and of each submission or disclosure such Party intends to make to the USPTO pursuant to the CREATE Act, including: (i) any disclosure of or regarding the existence or contents of this Agreement to the USPTO; (ii) the disclosure of any “subject matter developed by the other Party” (as such term is used in the CREATE Act) in, without limitation, an information disclosure statement, or (iii) the filing of any terminal disclaimer over the intellectual property of the other Party, it being agreed that no such submission, disclosure or filing shall be made by such Party without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed;

(c) without limiting subsection (b) above, it shall not be a violation of confidentiality obligations hereunder for a Party, as necessary in connection with the invocation of the CREATE Act, to disclose to the USPTO (i) the intellectual property of the other Party in, without limitation, an information disclosure statement or (ii) this Agreement, provided that such Party exercises reasonable efforts to limit the scope of such disclosure as strictly necessary to invoke the CREATE Act, including by reasonably redacting the material terms of this Agreement before any such disclosure; and

(d) without limiting subsection (b) above, each Party will provide reasonable cooperation to the other Party in connection with such other Party’s efforts to invoke and rely on the CREATE Act.

ARTICLE 9

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows, as of the Effective Date:

(a) Corporate Existence and Power. It is a corporation or limited partnership, as applicable, duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has all requisite power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b) Authority and Binding Agreement. It has the requisite power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c) Consents. All necessary consents, approvals and authorizations of all Governmental Authorities and other Third Parties required to be obtained by it in connection with the execution, delivery and performance of this Agreement have been obtained by it.

(d) No Conflict. The execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of Applicable Law existing as of the Effective Date, (ii) do not and will not conflict with or violate the certificate of incorporation, certificate of formation, by-laws, limited partnership agreement or other organizational documents of such Party, and (iii) do not and will not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates (or in the case of Purdue, its U.S. Affiliates) existing as of the Effective Date.

(e) Notice of Infringement or Misappropriation. Except as already disclosed to Purdue in writing, such Party has not received any written notice from any Third Party asserting or alleging that the research, Development, making or using of Products by such Party prior to the Effective Date or upon Commercialization, infringed, misappropriated or diluted, or will infringe, misappropriate or dilute the intellectual property rights of such Third Party.

9.2 Transcept Technology. Transcept hereby represents and warrants to Purdue as of the Effective Date that:

(a) Except for the joint ownership of certain Transcept Patents, as noted on Exhibit A, Transcept is the sole owner of all right, title and interest in and to, or Controls, with the right to sublicense, the Transcept Patents, free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien, lease, sublease, option, or charge of any kind, limitations on transfer or any subordination arrangement in favor of a Third Party and, except for the licenses and sublicenses contemplated by Article 2 and the Material Contracts, as of the Effective Date it has granted no other rights in favor of a Third Party under the Transcept Technology in the U.S. Territory;

(b) Transcept has disclosed to Purdue all prior art and other facts that, to Transcept’s knowledge as of the Effective Date, are material to the validity or enforceability of the Transcept Patents in the U.S. Territory;

(c) no Third Party nor employee of Transcept has asserted or alleged in writing to Transcept that it has an ownership interest in the Transcept Technology other than the claims of SPI Pharma, Inc. as reflected in the jointly owned patent applications of SPI Pharma, Inc. and Transcept, and no Third Party has contested or asserted in writing to Transcept that the Transcept Patents are not valid or enforceable in the U.S. Territory;

(d) to the knowledge of Transcept as of the Effective Date, the Development, manufacture and Commercialization of the Product (in its current form) in the U.S. Territory does not infringe any valid or enforceable Third Party patents ([***]) granted as of the Effective Date;

(e) Transcept has not received written notice of any interference or opposition proceeding relating to the Transcept Patents;

(f) Transcept has made available to Purdue all data, results or other information derived from or regarding any preclinical or clinical study that would be reasonably expected to be relevant to an evaluation of any safety risks associated with the Product; and

(g) [***].

9.3 Transcept Trademark Representations and Warranties. Transcept hereby represents and warrants to Purdue as of the Effective Date that:

(a) to the knowledge of Transcept, there is no Third Party using or infringing any of the Transcept Trademarks in the U.S. Territory in derogation of the rights granted to Purdue in this Agreement;

(b) Transcept has not received notice of any opposition or cancellation action or litigation pending or any communication which expressly threatens an opposition or cancellation action, or other litigation, before any trademark office, court or any other governmental entity in the U.S. Territory with respect to any of the Transcept Trademarks;

(c) the Transcept Trademarks listed on Exhibit C attached hereto are the only trademarks owned, held, Controlled, licensed or otherwise used (or intended to be used) by Transcept or its Affiliates with respect to the Product in the U.S. Territory; and

(d) to the knowledge of Transcept, it has all rights necessary to use the Transcept Trademarks with respect to the Product in the U.S. Territory and to assign to Purdue the Transcept Assigned Trademarks as set forth above and Transcept has not obtained any Third Party consents in connection with the prosecution of the Transcept Trademarks in the U.S. Territory; and

(e) to the knowledge of Transcept, it has not infringed, misappropriated, diluted or otherwise violated any trademark of any Third Parties by registering or using the Transcept Trademarks in the U.S. Territory.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

9.4 Compliance with Law. Each Party shall, and shall ensure that its Affiliates and sublicensees shall, comply with all Applicable Laws in exercising their rights and fulfilling their obligations under this Agreement.

9.5 Representations regarding Debarment and Compliance.

(a) Each Party represents, warrants and covenants that as of the Effective Date and during the Term, neither it nor its Affiliates nor any of their respective directors, officers, employees, or consultants, and, to its knowledge based upon reasonable inquiry, any Third Party (and its directors, officers, employees and consultants), in each case who were responsible for the development or whose responsibilities involve the Development or Commercialization of the Product as authorized by this Agreement or the Promotion of the Product as authorized by the Co-Promotion Right:

(i) are debarred under Section 306(a) or 306(b) of the FD&C Act;

(ii) have been charged with, or convicted of, any felony or misdemeanor under Applicable Laws related to any of the following: (A) the development or approval of any drug product or the regulation of any drug product under the FD&C Act; (B) a conspiracy to commit, aid or abet the development or approval of any drug product or regulation of any drug product; (C) health care program-related crimes (involving Medicare or any State health care program); (D) patient abuse, controlled substances, bribery, payment of illegal gratuities, fraud, perjury, false statement, racketeering, blackmail, extortion, falsification or destruction of records; (E) interference with, obstruction of an investigation into, or prosecution of, any criminal offense; or (F) a conspiracy to commit, aid or abet any of these listed felonies or misdemeanors; and

(iii) is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any Federal or State health care programs (including convicted of a criminal offense that falls within the scope of 42 U.S.C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any Federal procurement or nonprocurement programs.

(b) Each Party will notify the other Party immediately, but in no event later than five (5) days, after knowledge of any exclusion, debarment, suspension or other ineligibility set forth in Section 9.5(a)(iii) occurring during the Term, or if Purdue concludes based on its good faith business judgment that a pending action or investigation is likely to lead to the exclusion, debarment, suspension or other ineligibility of Purdue.

9.6 Exclusion Screening. Each Party at its own expense hereby covenants that it shall, as part of the pre-hiring or pre-contracting process, screen against Exclusion Lists all of its directors, officers, employees, consultants, and any Third Party (and those of such Third Party’s directors, officers, employees and consultants that are known to such Party), in each case that such Party hires or engages whose responsibilities, to such Party’s knowledge based on reasonable inquiry, involve the Development or Commercialization of the Product as authorized by this Agreement or the Promotion of the Product as authorized by the Co-Promotion Right, and will conduct such screens on an annual basis thereafter. Upon request by a party, the other Party shall certify the results of such screening to the requesting Party. For purposes of this Agreement, “Exclusion Lists” include at a minimum: (i) the HHS/OIG List of Excluded Individuals/Entities (available through the Internet at http://www.oig.hhs.gov) or any successor list; and (ii) the General Services Administration’s List of Parties Excluded from Federal Programs (available through the Internet at http://www.epls.gov) or any successor list.

9.7 Covenants regarding Purdue CIA Requirements.

(a) Transcept covenants to the following with regard to its directors, officers, employees, consultants, and any Third Party (and its directors, officers, employees and consultants) whose responsibilities involve the Development or Commercialization of the Product as authorized by this Agreement or the Promotion as authorized by the Co-Promotion Right:

(i) Unless otherwise instructed by Purdue, Transcept will provide a copy of Purdue’s Code of Business Ethics and, if applicable, a copy of any Purdue Standard Operating Procedures (the “Materials”) to such individuals;

(ii) Unless otherwise instructed by Purdue, Transcept will require that each such individual will agree to, read, and certify to understanding the Materials and shall abide by the Materials in such Development or Commercialization activities; and

(iii) Each such individual shall attend compliance training required by Purdue and participate in such compliance training as required by Purdue, at Purdue’s sole expense.

(b) Transcept shall notify Purdue within five (5) days of acquiring knowledge of a matter that a reasonable person would consider a potential violation of criminal, civil or administrative laws applicable to any Federal health care program and/or any FDA requirements relating to the labeling or Promotion of Products for which penalties or exclusion may be authorized. Transcept shall provide sufficient detail regarding any information it has concerning such matter in a timely manner and shall cooperate with any reasonable requirements by Purdue to allow Purdue to investigate such matter to determine if such conduct is a reportable event under the Purdue CIA.

(c) Transcept agrees that Transcept shall not interfere with the OIG’s request, as may be communicated through Purdue, to interview any of Transcept’s or its Affiliates and their respective directors, officers, employees, consultants and any Third party (and its directors, officers, employees and consultants) whose responsibilities involve the Development or Commercialization of the Product as authorized by this Agreement or the Promotion of the Product as authorized by the Co-Promotion Right, and Transcept agrees that such interviews may take place at Transcept’s place of business during normal business hours or at such other place and time as may be mutually agreed upon between Transcept and OIG. Purdue will bear any and all reasonable out-of-pocket costs associated with any interview as part of an OIG Investigation that is related to the Purdue CIA and the Parties shall cooperate to mitigate any expenses incurred as a result of such OIG investigation.

(d) Purdue will provide notice to Transcept of any OIG investigation or Reportable Event (as defined under the Purdue CIA) arising out of Purdue’s Promotion of the Product promptly after becoming aware of any such investigation or following notification to OIG, respectively.

9.8 Regulatory Matters. Transcept hereby represents and warrants the following to Purdue as of the Effective Date:

(a) Transcept has provided or made available, when requested by Purdue to conduct its due diligence review, any and all documents and communications in its possession from and to the FDA or any other Governmental Authority, or prepared by the FDA or any other Governmental Authority, related to a Product, that may bear on compliance with the requirements of the FDA or any other Governmental Authority, including any notice of inspection, inspection report, warning letter, deficiency letter, or similar communication;

(b) Neither Transcept nor any of its Affiliates has received, with respect to a Product, any oral or written communication (including any warning letter, untitled letter, or similar notices) from the FDA and there is no action pending or, to Transcept’s knowledge, threatened (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that with respect to a Product, Transcept or any of its Affiliates is not currently materially in compliance with any and all Applicable Laws implemented by the FDA. Neither Transcept nor any of its Affiliates has received any written notice from any Governmental Authority claiming that the research, development, manufacture, use, offer for sale, sale, or import of a Product is noncompliant with any Applicable Laws;

(c) To Transcept’s knowledge, none of Transcept, any of its Affiliates or any of their respective officers, employees or agents has made, with respect to a Product, an untrue statement of a material fact to the FDA or other Governmental Authority or failed to disclose a material fact required to be disclosed to the FDA or other Governmental Authority;

(d) To Transcept’s knowledge, all testing, research and manufacture of the Products by or on behalf of Transcept and its Affiliates has been conducted in compliance with all Applicable Laws as applicable and required at the time such activity was performed; and

(e) There is no material matter known to Transcept as of the Effective Date which has not been disclosed by Transcept to Purdue concerning the safety or efficacy of any Product.

9.9 Co-Promotion Covenant of Purdue. As of the Co-Promotion Commencement Date, Purdue hereby covenants to Transcept that the Sample Authorizations to be provided by Purdue under this Agreement will, at the time of shipment by or on behalf of Purdue, not be unfit for distribution under any Applicable Laws (including not being adulterated or misbranded as defined under the FD&C Act or an article that may not, under the FD&C Act, be introduced into interstate commerce) and shall otherwise comply with all Applicable Laws.

9.10 No Broker. No broker, finder, agent or similar intermediary has acted for or on behalf of a Party or its Affiliates in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with a Party or its Affiliates or any action taken by a Party or its Affiliates; provided that a Party shall bear all liabilities associated with claims by any broker, finder, agent or similar intermediary that it is entitled to any broker’s, finder’s or similar fee or other commission in connection with this Agreement or the transactions contemplated hereby asserted against such Party or its Affiliates.

9.11 Material Contracts. Schedule 9.11 sets forth all of the agreements to which Transcept or its Affiliates are a party as of the Effective Date that involve the manufacturing of Products in bulk and finished form or otherwise relevant to the manufacture or supply of Product for sale in the U.S. Territory (the “Material Contracts”). All of the Material Contracts have been delivered or made available to Purdue (or where a contract or agreement is other than in writing, Schedule 9.11 contains a true, accurate and complete summary of the material terms of such contract or agreement) and, as of the Effective Date, are valid, subsisting agreements, in full force and effect and binding upon the parties thereto in accordance with their terms and Transcept or its Affiliate has paid in full all amounts due thereunder and has satisfied in full all of its accrued liabilities and obligations thereunder, and is not in default under any of them nor, to the knowledge of Transcept, is any other party to any such contract or other agreement in default thereunder, nor does any condition exist which with notice or lapse of time or both would constitute a default thereunder. Except as separately identified on Schedule 9.11, no consent by, notice to or approval from any Third Party is required, and no obligations of Transcept or its Affiliates, or any rights of the counter party will be triggered or increased, under any of the Material Contracts as a result of or in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein.

9.12 Disclaimer. Transcept makes no warranties except as set forth in this Article 9 concerning the Product or Transcept Technology and Purdue makes no warranties except as set forth in this Article 9 concerning the Purdue Technology.

9.13 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 9, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 10

INDEMNIFICATION

10.1 Indemnification by Transcept. Transcept shall defend, indemnify, and hold harmless Purdue, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “Purdue Indemnitees”) from and against any and all Losses to the extent resulting from any Claim of a Third Party against such Purdue Indemnitee based on or arising out of:

(a) any misrepresentation or breach of any of Transcept’s representations, warranties, covenants or obligations under this Agreement; or

(b) the negligence or willful misconduct of, or violation of Applicable Law by, Transcept, its Affiliates, licensees, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement; or

(c) any claim of actual or alleged infringement, misappropriation or other violations of a Third Party’s intellectual property rights [***] arising from Purdue’s Development, manufacture or Commercialization of the Product (in its current form) in the U.S. Territory under this Agreement.

The foregoing indemnity obligations shall not apply to the extent that the Losses of such Purdue Indemnitee were caused by: (i) a breach of any of Purdue’s representations, warranties, covenants, or obligations under this Agreement; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by, such Purdue Indemnitee.

10.2 Indemnification by Purdue. Purdue shall defend, indemnify and hold harmless Transcept, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “Transcept Indemnitees”) from and against any and all Losses to the extent resulting from any Claim of a Third Party against such Transcept Indemnitee based on or arising out of:

(a) any misrepresentation or breach of any of Purdue’s representations, warranties, covenants or obligations under this Agreement; or

(b) the negligence or willful misconduct of, or violation of Applicable Law by, Purdue, its Affiliates, licensees, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement.

The foregoing indemnity obligation shall not apply to the extent that the Losses of such Transcept Indemnitee were caused by: (i) a breach of any of Transcept’s representations, warranties, covenants, or obligations under the Agreement; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by, such Transcept Indemnitee.

10.3 Indemnification Procedures. The Party claiming indemnity under this Article 10 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly and in no event later than thirty (30) days after learning of a written Claim (“Indemnified Claim”). Failure by an Indemnified Party to give notice of an Indemnified Claim within thirty (30) days of receiving a writing reflecting such Claim shall not relieve the Indemnifying Party of its indemnification obligations hereunder

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

except and solely to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give such notice. The Indemnifying Party shall have the right to assume the conduct and defense of the Indemnified claim with counsel of its choice. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in connection with the defense of the Indemnified Claim. The Indemnified Party may monitor such defense with counsel of its own choosing at its sole expense. The Indemnifying Party may not settle the Indemnified Claim without the prior written consent of the Indemnified Party, such consent shall not be unreasonably withheld, delayed or conditioned. If the Indemnifying Party does not assume and conduct the defense of the Indemnified Claim as provided above: (a) the Indemnified Party may assume and conduct the defense of the Indemnified claim at the Indemnifying Party’s expense; (b) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith); and (c) the Indemnifying Party will remain responsible to indemnify the Indemnified Party for Losses as provided in this Article 10.

10.4 Product Liability and Related Claims. Notwithstanding the foregoing Sections 10.1 through 10.3, in the event that a Claim alleging product liability or personal or economic injury arising from the use of Products under this Agreement is asserted by any Third Party against one or both Parties, then (a) Purdue will assume and conduct the defense of such Claim, (b) Transcept shall provide Purdue with reasonable assistance in connection with the defense of such claim, (c) Transcept may monitor such defense with counsel of its own choosing at its sole expense, and (d) [***].

10.5 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) ARISING FROM OR RELATING

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY IN CONNECTION WITH (A) THIRD PARTY CLAIMS UNDER SECTION 10.1 OR 10.2, (B) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 11, OR (C) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS OF A PARTY.

10.6 Insurance.

(a) Each Party shall procure and maintain insurance during the Term of this Agreement and for a period of three (3) years following the termination or expiration of this Agreement, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated. All policies with the exception of Product Liability shall be written on an occurrence basis. Such insurance shall be written by insurance companies with a rating of at least an “A-” in the latest addition of A.M. Best or its equivalent and shall have the following minimum coverages:

(i) Commercial General Liability including coverages for Premises Operations, Blanket Contractual, Vendors, Personal Injury and Advertising Injury with minimum per claim limits of at least [***] per occurrence and [***] annual aggregate, the policy(ies) for which will be primary and non-contributory;

(ii) Workers’ Compensation coverage as mandated by applicable state statutes, and Employer’s Liability coverage with minimum per claim limits of at least [***] per occurrence and annual aggregate;

(iii) Automobile Liability covering all owned, hired and non-owned automobile equipment with minimum per claim limits of [***] per occurrence and annual aggregate;

(iv) Excess Liability “follow-form” coverage with minimum per claim limits of at least [***] per occurrence and annual aggregate prior to Product Launch and at least [***] per occurrence and annual aggregate commencing on or before Product Launch; and

(v) Products Liability coverage with minimum per claim limits of at least [***] per occurrence and annual aggregate prior to Product Launch and at least [***] per occurrence and annual aggregate commencing on or before Product Launch with a [***] extended reporting period endorsement.

It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 10.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(b) Each Party, its respective Affiliates and its and their respective officers, directors, shareholders, employees, consultants, authorized agents, and assigns will be additional insureds under Commercial General Liability and Excess Liability insurance obtained by a Party.

(c) Each Party shall provide the other with a certificate of insurance ACORD Form 25-S (1/95), or latest edition, signed by a duly authorized officer or agent of the insurer and listing the parties set forth in Section 10.6(b) as an additional insured. Each Party shall also provide certified endorsements evidencing the existence of the requirements contained above. In addition, each Party shall provide the other with written notice at least thirty (30) days prior to the cancellation or non renewal of such insurance. If a Party receives notice of a cancellation less than thirty (30) days in advance, notice of such cancellation shall be provided as soon as practicable, but in no event later than ten (10) days after the Party receives the notice of such cancellation.

(d) Each Party waives, and will require all of its insurers to waive, all rights of recovery against the other Party, its Affiliates and its or their officers, directors, shareholders, employees, consultants, authorized agents and assigns, arising from any perils insured against in connection with this Agreement pursuant to insurance policies required by Sections 10.6(a)(i), (ii), (iii) or (iv), whether in contract, tort (including negligence and strict liability) or otherwise; provided, however, that the foregoing waiver of subrogation shall only apply to claims pursuant to Commercial General Liability and Excess Liability insurance policies.

(e) If either Party engages a contract sales organization to perform its duties hereunder then, as a condition of engagement, the engaging Party shall cause such contract sales organization to comply with the obligations contained in this Section 10.6.

ARTICLE 11

CONFIDENTIALITY

11.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, for the Term and for five (5) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information of the other Party except for that portion of such information or materials that the receiving Party can demonstrate by competent proof:

(a) was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

(e) is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

Notwithstanding the foregoing, the receiving Party may disclose without violation of this Agreement such portion of the Confidential Information as is required or permitted to be disclosed if, on the advice of counsel, it is required under Applicable Law or pursuant to legal process to disclose such Confidential Information of the other Party; provided that unless otherwise prohibited by Applicable Law, the receiving Party first advises the disclosing Party of such intended disclosure and provides the disclosing Party with the opportunity to seek appropriate judicial or administrative relief to avoid, or obtain confidential treatment of, such disclosure at the disclosing Party’s sole cost and expense.

The confidentiality provisions set forth herein shall supersede and replace the Existing Confidentiality Agreement and shall be deemed to cover all Confidential Information (as defined in the Existing Confidentiality Agreement) disclosed or obtained under the Existing Confidentiality Agreement.

11.2 Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such Party determines such disclosure is reasonably necessary in the following situations:

(a) prosecuting or defending litigation relating to this Agreement;

(b) disclosure to its and its Affiliates respective directors, officers, employees, consultants, professional advisors, lenders, insurers and sublicensees only on a need-to-know basis and solely as necessary in connection with this Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 11.1 and 11.2 prior to any such disclosure; and

(c) solely with respect to the material terms of this Agreement, disclosure to any bona fide potential or actual investor, investment banker, acquirer, merger partner, or other potential or actual financial partner; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 11.1 and 11.2 prior to any such disclosure. The receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such Third Party.

11.3 Publicity; Terms of Agreement.

(a) The Parties have agreed to make a joint public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit E on or after the Effective Date. The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the authorized disclosure provisions set forth in Section 11.2 and this Section 11.3. Transcept may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of Transcept’s counsel, required by the rules and regulations of the SEC or The NASDAQ Stock Market, Inc.; provided that Transcept shall advise Purdue of such intended disclosures and provide Purdue with reasonable opportunity to request that Transcept seek (at Transcept’s expense) confidential treatment of such disclosures to be filed with the SEC. Subject to the immediately preceding sentence, Transcept shall consult with Purdue, and Purdue shall have the right to review and comment with respect to the redaction of the terms of this Agreement or Purdue Confidential Information as part of the confidential treatment request to the SEC.

(b) After release of the press release announcing this Agreement and excluding any public disclosures of the terms of this Agreement that are authorized by Section 11.3(a), if either Party desires to make a public announcement concerning the material terms of this Agreement, milestones achieved under this Agreement or other Confidential Information of the other Party, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, conditioned or delayed. A Party commenting on such a proposed press release shall provide its comments, if any, within one (1) Business Day after receiving the press release for review. In relation to Purdue’s review of such an announcement, Purdue may make specific, reasonable comments on such proposed press release or other public disclosure within the prescribed time for commentary. Neither Party shall be required to seek the permission of the other Party to disclose any information already disclosed or otherwise in the public domain, provided such information remains accurate.

11.4 Publications. Neither Party shall publicly present or publish results of studies, clinical or otherwise, carried out under this Agreement (each such presentation or publication, a “Publication”) without the opportunity for prior review by the other Party. The submitting Party shall provide the other Party the opportunity to review any proposed Publication at least thirty (30) days prior to the earlier of its presentation or intended submission for publication. The submitting Party agrees, upon request by the other Party, not to submit or present any Publication until the other Party has had an additional thirty (30) days to comment on any material in such Publication. The submitting Party shall consider the comments of the other Party in good faith, but will retain the sole authority to submit the manuscript (or other form of publication) for Publication. The submitting Party shall provide the other Party a copy of the Publication at the time of the submission or presentation. Notwithstanding the foregoing, Purdue shall not have the right to publish or present Transcept’s Confidential Information without Transcept’s prior written consent, and Transcept shall not have the right to publish or present Purdue’s Confidential Information without Purdue’s prior written consent.

11.5 Clinical Trial Registries. In connection with any data or other information generated by a Party hereunder, each Party shall have the right to publish such data and information without further approval from the other on ClinicalTrials.gov or other public web based data entry system in accordance with the International Committee of Medical Journal Editors (ICMJE). The Party that conducts the clinical study in accordance with this Agreement shall be exclusively responsible for registering the study in accordance with the Food and Drug Administration Amendments Act (FDAAA) of 2007, updating and/or amending such clinical trial registration as appropriate, and publishing the results of such trial in accordance with Applicable Laws.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 12, shall remain in effect until the expiration of the last to expire royalty obligation with respect to Products under this Agreement (the “Term”). Upon the expiration of the Term, the licenses in Section 2.1 shall become fully paid, freely transferable and irrevocable.

12.2 Termination by Purdue at Will.

(a) Purdue shall have the right to terminate this Agreement in its entirety upon one hundred eighty (180) days prior written notice to Transcept.

(b) Notwithstanding subsection (a), Purdue shall have the right to terminate this Agreement immediately by written notice to Transcept during the ten (10) Business Day period set forth in Section 4.2(b).

(c) Notwithstanding subsection (a), Purdue shall have the right to terminate this Agreement immediately in the event that (i) the FDA or other Governmental Authority initiates an action that materially impairs, or is reasonably likely to materially impair, Purdue’s ability to Commercialize the Product in the U.S. Territory in accordance with the terms of this Agreement or (ii) a serious event with respect to safety issues involving the Product occurs.

(d) Upon termination pursuant to this Section 12.2, and in addition to the consequences described in Section 12.6 and the remedies provided in Section 12.7, the following obligations shall apply: (i) Purdue shall remain responsible for all of Purdue’s accrued but unpaid regulatory or Commercialization costs as of the date of such notice of termination; and (ii) Purdue shall not, during the applicable notice period, take any action that is intended to or reasonably likely to materially adversely affect or impair the further development or Commercialization of the Products.

12.3 Termination by Either Party for Cause.

(a) Breach by Purdue. Transcept shall have the right to terminate this Agreement upon written notice to Purdue if Purdue, after receiving written notice from Transcept identifying a material breach by Purdue of its obligations under this Agreement, fails to cure such material breach within sixty (60) days from the date of such notice (or, in the case of payment obligations, thirty (30) days from the date of such notice). For the avoidance of doubt (and without limiting Transcept’s remedies for any other breaches by Purdue), Purdue’s uncured failure to pay the amount set forth in Section 7.1 or 7.2(a) shall be deemed to be a material breach of this Agreement.

(b) PDE Threshold. Notwithstanding Section 12.3(a), Transcept shall have the right to immediately terminate this Agreement upon written notice to Purdue under the circumstances set forth in Section 5.3(c)(vi).

(c) Government Action. Transcept shall have the right to terminate this Agreement immediately upon written notice to Purdue in the event Purdue is excluded from participation in federal healthcare programs.

(d) Breach by Transcept. In the event Transcept, after receiving written notice from Purdue identifying a material breach by Transcept of its obligations under this Agreement, fails to cure such material breach within sixty (60) days from the date of such notice, then Purdue may elect to either:

(i) terminate this Agreement, in which case the licenses granted to Purdue under Section 2.1 shall terminate, except as necessary for Purdue to exercise its continuing rights and fulfill its continuing obligations under Section 12.6(e), all license rights granted to Transcept under Section 2.2 shall terminate (including any license agreements executed pursuant to Section 2.2(b)), and Purdue shall be entitled to claim from Transcept all damages which would otherwise be due to Purdue and to seek all other remedies otherwise available to Purdue for such breach; or

(ii) allow this Agreement to remain in effect, in which case:

  (A) Purdue shall be entitled to offset the amount of any damages and costs obtained in a final judgment or award of monetary damages or costs against Transcept against any amounts otherwise due to Transcept under Article 7,

  (B) the JDC and JCC shall be abolished, and thereafter Purdue shall have the right to make the decisions and take the actions previously reserved to the JCC, and all matters that previously fell within the purview of the JDC shall thereafter be decided by mutual consent of the Parties, except that any matter pertaining to the Development of Product in the U.S. Territory (but excluding Development of Product in the U.S. Territory in support of Regulatory Approval in the Transcept Territory) shall thereafter be decided by Purdue,

  (C) the Psychiatrist Co-Promotion Option and the Co-Promotion Right shall immediately terminate; and

  (D) solely with respect to a material breach by Transcept that results or is reasonably likely to result in a serious impairment of the rights licensed to Purdue under this Agreement or Purdue’s exercise of such rights, or the commercial prospects or potential for the Product, future milestone and super royalty payments payable to Transcept under Article 7 shall be reduced by [***] and royalty rates specified in Sections 6.4(b), 7.4 and 7.6 for future Net Sales by Purdue shall be reduced by [***], and any arbitrator or court making a final judgment or award of monetary damages or costs shall offset the total amount of damages or costs that would otherwise be awarded by the value of the reduction in payments provided for in this subsection (D).

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Purdue’s election between the remedies provided in clause (i) and clause (ii) hereof shall be made by notice in writing to Transcept within thirty (30) days after the end of the sixty (60) cure period set forth above. For the avoidance of doubt, a failure by Transcept to comply with or perform any provision of Article 6, including any Co-Promotion Material Breach, shall not be treated as a material breach by Transcept under this Section 12.3, provided that the Parties agree, or it is determined by an arbitrator pursuant to Article 13, that the remedies available to Purdue under Article 6 and Article 10 are sufficient remedy.

12.4 Termination for Patent Challenge. Transcept may terminate this Agreement in its entirety upon written notice to Purdue if Purdue or any U.S. Affiliate, directly or indirectly, individually or in association with any other person or entity, commences any action or proceeding that challenges the validity, enforceability or scope of any Transcept Patent in the U.S. Territory.

In the event Purdue is aware that its Affiliate (other than a U.S. Affiliate), directly or indirectly, individually or in association with any other person or entity, commences any action or proceeding that challenges the validity, enforceability or scope of any Transcept Patent in the U.S. Territory, Purdue shall use reasonable efforts to cause such Affiliate to cease such challenge. If such challenge does not stop within thirty (30) days of Purdue becoming aware of such challenge, Transcept may terminate this Agreement in its entirety upon written notice to Purdue.

12.5 Termination Upon Bankruptcy. Either Party shall have the right to terminate this Agreement immediately by providing written notice, if the other Party: (a) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its assets, (b) makes a general assignment for the benefit of its creditors, (c) is dissolved or liquidated in full or in substantial part, (d) commences a voluntary case under Chapter 7 (or “Chapter 7 Case”) of the United States Bankruptcy Code or consents to any such relief or to the appointment of or taking possession of its property by any official in such an involuntary case or such other proceeding commenced against it, (e) takes any corporate action for the purpose of effecting any of the foregoing, (f) a case under Chapter 11 of the Bankruptcy Code in respect of such Party is converted to a Chapter 7 Case, or (g) becomes the subject of an involuntary Chapter 7 Case or other proceeding seeking liquidation with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect that is not dismissed within sixty (60) days after commencement.

12.6 Effect of Termination of the Agreement. Upon termination of this Agreement, the following shall apply (in addition to any other rights and obligations under Section 12.2 and Section 12.6 or otherwise under this Agreement with respect to such termination):

(a) Licenses; Covenant. In the event of termination by Purdue under Section 12.2 or by Transcept pursuant to Section 12.3(a), (b) or (c) or Section 12.4, the licenses granted to Purdue under Section 2.1 shall terminate (and all rights in the Transcept Technology shall return to Transcept) and the licenses granted to Transcept pursuant to Section 2.2(a)(ii) and (b) shall survive but shall be expanded as follows: Purdue hereby grants Transcept, effective upon such termination, a non-exclusive, royalty-free license under the Purdue Technology solely to the extent necessary (i) to conduct research, Development and manufacturing activities in the U.S. Territory solely in support of Regulatory Approval worldwide of Products that are being commercialized in the U.S. Territory as of the effective date of such termination (“Termination Products”), (ii) to use, distribute, import, Promote, market, sell, and offer for sale Termination Products in the U.S. Territory, and (iii) to make and have made Termination Products in the U.S. Territory for sale in the U.S. Territory. Transcept shall have the right to sublicense the license under the Purdue Patents described above with Purdue’s consent, not to be unreasonably withheld, conditioned or delayed and shall have the right to sublicense the license under Purdue Know-How described above, without any obligation to obtain Purdue’s consent. Solely to the extent that Transcept, its Affiliates, or their respective licensees, collaborators, suppliers, or distributors conduct any of the activities described in subsections (i), (ii), and (iii) above with respect to any Termination Product and to the extent such Termination Product differs from the Product as of the Effective Date, Purdue and its U.S. Affiliates hereby covenant not to sue such entities (or their respective customers) based on a claim that such Termination Product or such activities (A) infringes any patent owned or controlled by Purdue or its U.S. Affiliates that claims or covers inventions made on or before the date of termination of this Agreement relating to the composition, manufacture or use of such Termination Product or (B) constitutes misappropriation of a trade secret owned or controlled by Purdue or its U.S. Affiliates prior to the Effective Date that is reasonably necessary or useful for the Development, manufacture, or Commercialization of any such Termination Product and that was properly obtained by Transcept or its Affiliates under this Agreement or as a result of the termination of this Agreement. The foregoing shall not limit or waive Transcept’s non-disclosure obligations under Article 11.

(b) Marks. In the event of termination by Purdue under Section 12.2 or by Transcept pursuant to Section 12.3(a), (b) or (c) or Section 12.4, Purdue shall assign to Transcept all right, title and interest in and to the Transcept Assigned Trademarks and Purdue shall grant Transcept a non-exclusive, royalty-bearing license under the Purdue Trademarks solely to continue the commercialization of Products in the U.S. Territory under commercially reasonable terms to be mutually agreed in good faith.

(c) Regulatory Materials. Purdue shall transfer and assign to Transcept all Regulatory Materials not previously disclosed and all Regulatory Approvals for Products in the U.S. Territory that are Controlled by Purdue or its U.S. Affiliates.

(d) Transition Assistance. In the event of termination by Purdue under Section 12.2 or by Transcept pursuant to Section 12.3(a), (b) or (c) or Section 12.4, at no cost to Transcept, Purdue shall transfer or transition to Transcept all Purdue Know-How necessary for Transcept to continue researching, Developing, manufacturing, or Commercializing Products in the U.S. Territory that has not been previously disclosed to Transcept and Transcept cannot reasonably procure elsewhere. For clarity, Transcept shall not obtain any rights to Purdue’s sales call reporting system upon termination.

If Purdue or its Third Party manufacturer is manufacturing Product as of the date of termination then Purdue shall, as requested by Transcept, use Commercially Reasonable Efforts to manufacture and supply (or to cause its Third Party manufacturer to supply) reasonable quantities of Product to Transcept, until the earlier of (i) such time as Transcept can secure an alternative supply for the U.S. Territory, which Transcept shall endeavor to secure as quickly as is reasonably possible, or (ii) eighteen (18) months from the date of termination. Transcept shall purchase such supply under a mutually agreed upon agreement with Purdue containing terms that include the purchase price reflecting cost plus a commercially reasonable margin. At Transcept’s request, Purdue shall reasonably cooperate with Transcept in coordinating the transfer to Transcept of all Product manufacturing and supply rights in the U.S. Territory, including providing notice of termination of this Agreement to any Third Party manufacturers, if such notice is necessary for Transcept to obtain all Product manufacturing and supply rights in the U.S. Territory.

(e) Remaining Inventories. At Transcept’s request, Transcept may purchase at cost plus a commercially reasonable margin all of the inventory of bulk or finished Products held by Purdue as of the date of termination (including raw materials, intermediates, and finished, unfinished, or partially finished goods). Transcept shall notify Purdue within ten (10) days after the date of termination whether Transcept wishes to purchase such inventory. In the event Transcept does not purchase such inventory, then Purdue and its Affiliates shall be permitted to sell such inventory; provided that such sales occur within six (6) months after termination; and provided further that Purdue shall remain obligated to pay, and report to Transcept on, Net Sales of such inventory.

(f) Royalty to Purdue. Solely in the event that (i) Transcept terminates this Agreement pursuant to Section 12.3(b) at any time after the end of Sales Year [***] or Purdue terminates this Agreement pursuant to Section 12.2(a) at any time after the end of Sales Year [***], and (ii) Purdue has either fully complied with its obligations under Section 5.3 during the first [***] Sales Years or fully cured any failure to comply with Section 5.3 during such period in accordance with the remedies specified therein, Transcept shall pay a quarterly royalty to Purdue on Net Sales (applied mutatis mutandis) of Products by Transcept, its Affiliates or licensees during the [***] following termination at the following rates:

Time Period Following Termination	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt, all royalty obligations under this Section 12.6(f) shall cease at the end of the [***] following termination.

(g) Sublicense Agreements. The Parties agree that upon termination of this Agreement for any reason, all sublicenses granted by Purdue to Affiliates or Third Parties under the Transcept Technology shall immediately terminate.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

12.7 Accrued Liabilities; Other Remedies. Termination or expiration of this Agreement for any reason shall not release either Party from any liability or obligation that already has accrued prior to such expiration or termination (including any milestone or other payment that has been triggered by an event occurring prior to the effective date of termination or expiration), nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination. Termination or expiration of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

12.8 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Transcept and Purdue are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that each Party, as licensee of certain rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party (such Party, the “Bankrupt Party”) under the United States Bankruptcy Code, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such other Party and all embodiments of such intellectual property, which, if not already in such other Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such other Party’s written request therefor, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a), following the rejection of this Agreement by the Bankrupt Party upon written request therefor by the other Party. In addition, in the event Transcept is the Bankrupt Party, then neither Transcept nor any assignee shall have a right to participate on the JCC effective as of the date of such bankruptcy.

12.9 Survival. The following provisions shall survive any expiration or termination of this Agreement for the period of time specified: Sections 4.7 (last sentence only), 5.5, 6.16, 6.18, 6.21, 7.10, 8.1, 8.2 (solely with respect to Inventions made prior to such expiration or termination), 8.11, 9.12, 9.13, 12.2(d), 12.3(d)(i), 12.6, 12.7, 12.8, 14.1 through 14.4, and 14.8 through 14.14 and Articles 10, 11 and 13, and any relevant definitions in Article 1.

ARTICLE 13

DISPUTE RESOLUTION

13.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 13 if and when a dispute arises under this Agreement.

(a) Referred From Committee. Any dispute, controversy or difference arising from the JCC pursuant to Article 3 shall be resolved in accordance with Section 3.5 and any dispute, controversy or difference arising from the JDC pursuant to Article 3 shall be resolved in accordance with Section 3.10.

(b) Arising Between the Parties. Other than any dispute, controversy or difference which may arise from the JCC or JDC or as described in Section 13.11, any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, then upon the request of either Party, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the chief executive officers of each Party. If the matter is not resolved within thirty (30) days following the request for discussions, either Party may then invoke the provisions of Section 13.2.

13.2 Arbitration. Any dispute, controversy or claim arising out of or relating to the validity, construction, interpretation, enforceability, breach, performance, application or termination of this Agreement that is not resolved pursuant to Section 13.1(b), except for a dispute, claim or controversy under Section 13.10, shall be settled by binding arbitration administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures of JAMS then in effect (the “JAMS Rules”), except as otherwise provided herein. The arbitration shall be governed by the United States Federal Arbitration Act, 9 U.S.C. §§ 1-16 (the “Federal Arbitration Act”), to the exclusion of any inconsistent state laws. The United States Federal Rules of Civil Procedure shall govern discovery and the rules of evidence for the arbitration. The arbitration will be conducted in Chicago, Illinois, and the Parties consent to the personal jurisdiction of the United States federal courts, for any case arising out of or otherwise related to this arbitration, its conduct and its enforcement. Any situation not expressly covered by this Agreement shall be decided in accordance with the JAMS Rules.

13.3 Arbitrator. The arbitrator shall be one (1) neutral, independent and impartial arbitrator selected from a pool of retired federal judges or magistrates to be presented to the Parties by JAMS. Failing the agreement of the Parties as to the selection of the arbitrator within thirty (30) days, the arbitrator shall be appointed by JAMS in accordance with the JAMS Rules.

13.4 Decision. The power of the arbitrator to fashion procedures and remedies within the scope of this Agreement is recognized by the Parties as essential to the success of the arbitration process. The arbitrator shall not have the authority to fashion remedies which would not be available to a federal judge hearing the same dispute. The arbitrator is encouraged to operate on this premise in an effort to reach a fair and just decision. Reasons for the arbitrator’s decisions should be set forth in accordance with the JAMS Rules. Such a written decision shall be rendered by the arbitrator following a full comprehensive hearing, no later than twelve (12) months following the selection of the arbitrator as provided for in Section 13.3.

13.5 Award. Any award shall be promptly paid in United States dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Applicable Law, be charged against the Party resisting enforcement. If as to any issue the arbitrator should determine under the Applicable Law that the position taken by a Party is in violation of the standards of Rule 11(b) of the Federal Rules of Civil Procedure, the arbitrator shall also award an appropriate allocation of the adversary’s reasonable attorney fees, costs and expenses to be paid by the offending Party, the precise sums to be determined after a bill of attorney fees, expenses and costs consistent with such award has been presented following the award on the merits. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Article 13, and agrees that, subject to the Federal Arbitration Act, judgment may be entered upon the final award in any court of competent jurisdiction and that other courts may award full faith and credit to such judgment in order to enforce such award. The award shall include interest from the date of the award until paid in full, at a rate fixed by the arbitrator and the arbitrator may, in his or her discretion, award pre-judgment interest. With respect to money damages, nothing contained herein shall be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages.

13.6 Costs. Except as set forth in Section 13.5 and 13.11, each Party shall bear its own legal fees. The arbitrator shall assess his or her costs, fees and expenses against the Party losing the arbitration unless he or she believes that neither Party is the clear loser, in which case the arbitrator shall divide his or her fees, costs and expenses according to his or her sole discretion.

13.7 Injunctive Relief. Provided a Party has made a sufficient showing under the rules and standards set forth in the Federal Rules of Civil Procedure and applicable case law, the arbitrator shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures after either Party submits in writing for arbitration claims requiring immediate relief. Additionally, nothing in this Article 13 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

13.8 Confidentiality. The arbitration proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required to comply with Applicable Laws, including rules and regulations promulgated by the SEC, The NASDAQ Stock Market or any securities exchanges, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

13.9 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.

13.10 Patent and Trademark Disputes. Other than as set forth in Section 13.11, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Transcept Patents or Marks covering the manufacture, use, importation, offer for sale or sale of

Products shall be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

13.11 Certain IP Disputes. In the event the Parties are unable to agree upon: (a) [***], (b) the prosecution of a Joint Patent under Section 8.3(b) or (c) whether to list a Transcept Patent in the Orange Book pursuant to Section 8.8, then the Parties shall appoint a mutually acceptable, independent patent attorney from a nationally recognized law firm with expertise in such matters for resolution. The determination of such patent attorney shall be final and binding upon the Parties. [***]. The patent attorney shall assess his or her costs, fees and expenses against the Party losing the determination unless he or she believes that neither Party is the clear loser, in which case the patent attorney shall divide his or her fees, costs and expenses according to his or her sole discretion. In order to expedite resolution of disputes under this Section 13.11, the Parties shall agree on the identity of such patent attorney no later than [***] after the Effective Date and shall revisit this decision from time to time as the need arises.

ARTICLE 14

MISCELLANEOUS

14.1 Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof, including, the Existing Confidentiality Agreement. The foregoing shall not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective Date, by the other Party of its obligations pursuant the Existing Confidentiality Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. Notwithstanding the foregoing, upon delivery of written notice from Purdue to Transcept, the Transcept Territory will automatically be deemed to include Canada and/or Mexico.

14.2 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall mean conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill,

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances). Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

14.3 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 14.3, and shall be deemed to have been given for all purposes when received, if hand-delivered or by means of facsimile or other electronic transmission, or one Business Day after being sent by a reputable overnight delivery service.

If to Transcept:	Transcept Pharmaceuticals, Inc.
1003 W. Cutting Blvd
Suite #110
Pt. Richmond, CA 94804
Attention: Chief Executive Officer and General Counsel

With a copy to:	Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention: Robert L. Jones, Esq.

If to Purdue:	Purdue Pharma L.P.
One Stamford Forum
201 Tresser Boulevard
Stamford, CT 06901-3431
Attention: Office of the General Counsel

With a copy to:	Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: Stuart D. Baker, Esq.

14.4 No Strict Construction; Headings; Interpretation. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. The definitions of the terms herein apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein will be construed as referring to such laws and any rules or regulations promulgated thereunder as from time to time enacted, repealed or amended, (c) any reference herein to any person will be construed to include the person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, except as expressly provided in this Agreement, (f) as applied to a Party, the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (g) all references herein without a reference to any other agreement to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, and Exhibits of or to this Agreement.

14.5 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to such Party’s Affiliate or to a successor to (a) all or substantially all of the business of such Party, whether by way of merger, sale of stock, sale of assets or other transaction or (b) in the case of Purdue, that portion of Purdue’s business to which this Agreement pertains. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations. Notwithstanding any assignment of this Agreement, the assigning Party shall remain liable for performance of its obligations hereunder, unless the non-assigning Party agrees otherwise in writing. The Transcept Technology shall exclude any intellectual property held or developed by a permitted successor of Transcept prior to the transaction in which it became a successor of such Party and the Purdue Technology shall exclude any intellectual property held or developed by a permitted successor of Purdue prior to the transaction in which it became a successor of such Party. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.5 shall be null, void and of no legal effect.

14.6 Standstill.

(a) In consideration of the transactions contemplated by this Agreement and the willingness of Transcept to enter into the Collaboration, Purdue hereby agrees that, during the Standstill Period (as defined below), unless the restrictions set forth in this Section 14.6 have been specifically waived in writing by Transcept, neither Purdue nor any of its Affiliates will in any manner, directly or indirectly:

(i) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way advise any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (A) any acquisition of securities (or beneficial ownership thereof) if, after such acquisition, Purdue and its Affiliates would beneficially own (as such term is defined in Rule 13d-3 of the 1934 Act) in the aggregate

[***] percent ([***]%) or more of the voting securities of Transcept then outstanding on a fully diluted as converted basis, whether or not in a tender offer or exchange offer, or any acquisition of Transcept’s assets or business; (B) any tender or exchange offer, merger or other business combination involving Transcept; provided however, for the avoidance of doubt, the limitation in this Section 14.6 shall not preclude any such person from selling Transcept securities in a tender or exchange offer initiated by a person other than Purdue or its Affiliates, or from voting Transcept securities owned by it or them in favor of or against any such sale; (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Transcept; provided however, this clause (C) shall not apply to any transactions contemplated by this Agreement and shall not preclude any such person from participating in any such transaction as a result of which the percentage interest in Transcept held by Purdue and its Affiliates would not increase from the percentage held by Purdue and its Affiliates immediately prior to such transaction (other than solely as a result of a redemption or other repurchase by Transcept, whether directly or indirectly, of securities outstanding in a transaction in which none of Purdue nor any of its Affiliates was directly or indirectly a sponsor), or voting Transcept securities owned by it in favor of or against any such transaction, or receiving assets from Transcept upon Transcept’s liquidation (unless Purdue or any of its Affiliates was directly or indirectly a sponsor of such liquidation); or (D) any “solicitation” (as soliciting party) of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of Transcept;

(ii) form, join or in any way participate in a “group” (as defined under the 1934 Act) with respect to any acquisition by any such person of securities of [***] percent ([***]%) or more of the voting securities of Transcept then outstanding on a fully diluted as converted basis;

(iii) seek alone or in concert with others, to control or influence the management, board of directors or policies of Transcept (other than influence as part of commercial discussions in the ordinary course of business under this Agreement, any amendments hereto and/or the activities contemplated hereby);

(iv) take any action (other than to disclose the existence of this Agreement or matters arising hereunder in any Schedule 13D or 13G under the 1934 Act or in any other disclosure required by Applicable Law) which would reasonably be expected to force Transcept to make a public announcement regarding any of the types of prohibited matters set forth in this Section 14.6; or

(v) enter into any discussions or arrangements with any Third Party, which discussions or arrangements ultimately result in Purdue or its Affiliates or such Third Party taking any of the foregoing prohibited actions or participating in any of the foregoing prohibited matters.

(b) Purdue also agrees, during the Standstill Period, not to request Transcept (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Section 14.6 (including this sentence). For purposes hereof, “Standstill

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Period” shall mean the period commencing on the Effective Date and terminating on the [***] of Product Launch.

(c) Notwithstanding the foregoing, Purdue shall not be prohibited from taking the actions described in Sections 14.6(a)(i)(A) or (B): (i) as described in Section 14.6(d); (ii) as an offer for or acquisition of Transcept’s securities or assets following the making of a publicly announced bona fide offer by an unrelated Third Party not acting in conjunction with Purdue or its Affiliates or representatives for the acquisition (whether by merger, consolidation, purchase, or otherwise) of a majority of Transcept’s equity securities or substantially all of its assets or, alternatively, following the time Transcept first enters into a definitive merger or sale agreement with any such Third Party agreeing to any such Acquisition, unless the offer by such Third Party has been withdrawn or the merger or sale agreement has terminated, as the case may be, prior to such time as Purdue’s or its Affiliate’s offer has been publicly announced; (iii) to acquire any assets or securities of Transcept, as debtor, in a transaction subject to the approval of the United States Bankruptcy Court pursuant to proceedings under the United States Bankruptcy Code; or (iv) as otherwise expressly required or permitted by this Agreement.

(d) Notwithstanding anything to the contrary contained herein, the prohibitions set forth in this Section 14.6 shall not apply to (i) any investment in any securities of Transcept by or on behalf of any pension or employee benefit plan or trust, including (A) any direct or indirect interests in portfolio securities held by an investment company registered under the Investment Company Act of 1940, as amended, or (B) interests in securities comprising part of a mutual fund or broad based, publicly traded market basket or index of stocks approved for such a plan or trust in which such plan or trust invests; (ii) securities of Transcept held by a person acquired by Purdue on the date such person first entered into an agreement to be acquired by Purdue or acquired after such person was acquired by Purdue pursuant to an agreement requiring (but only to the extent requiring) such person to acquire such securities, which agreement was in effect on the date such person first entered into an agreement to be acquired by Purdue; (iii) any negotiation conducted between the Parties pursuant to Section 14.7 following and in response to Purdue’s receipt of a Transcept Acquisition Notice, or (iv) an offer to discuss an Acquisition of Transcept by Purdue or its Affiliates made privately and confidentially by a designated officer of Purdue to the board of directors of Transcept for its consideration; provided, however, that no offer to discuss an Acquisition shall be made by Purdue or its Affiliates pursuant to this subsection (iv) following Purdue’s receipt of a Transcept Blackout Notice. For purposes hereof, a “Transcept Blackout Notice” shall mean a certificate signed by Transcept’s chief executive officer stating that in the good faith judgment of Transcept’s board of directors it would be materially detrimental to Transcept and its stockholders to undertake Acquisition discussions with Purdue or its Affiliates, because such action would require premature disclosure of material information that Transcept has a bona fide business purpose for preserving as confidential or render Transcept unable to comply with requirements under the Securities Act of 1933, as amended, or the 1934 Act; provided, however, that (x) no Transcept Blackout Notice may have a duration longer than [***] and (y) Transcept may not invoke this right more than [***] in any [***] period.

14.7 [***].

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(a) [***].

(b) [***].

(c) [***].

14.8 Records Retention. Each of Transcept and Purdue will maintain complete and accurate records pertaining to its activities under this Agreement, including records pertaining to Development or Commercialization of any Products and reports and information provided to any Governmental Authority or Regulatory Authority, in accordance with Applicable Law. Each of Transcept and Purdue will retain such records for a duration prescribed by Applicable Law, but not in any event for less than five (5) years after the Effective Date (or longer if a Party is notified, ordered or otherwise required to maintain such records for a longer period in connection with a legal proceeding or government investigation).

14.9 Governing Law. Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

14.10 No Solicitation. During the Term and for one year thereafter, neither Transcept nor any of its Affiliates will solicit or endeavor to entice away from Purdue or its Affiliates, hire, or offer employment to, any person or entity who is, or was within the one-year period immediately prior thereto, employed by Purdue or its Affiliates, or otherwise interfere with any

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

such person’s relationship with Purdue or its Affiliates; provided, however, that this restrictive covenant shall not prohibit Transcept or its Affiliates from making any general solicitation for employees or engaging in public advertising of employment opportunities (including through the use of employment agencies) not specifically directed to any of Purdue’s or its Affiliates’ respective directors, officers or employees. During the Term and for one year thereafter, neither Purdue nor any of its Affiliates will solicit or endeavor to entice away from Transcept or its Affiliates, hire, or offer employment to, any person or entity who is, or was within the one-year period immediately prior thereto, employed by Transcept or its Affiliates, or otherwise interfere with any such person’s relationship with Transcept or its Affiliates; provided, however, that this restrictive covenant shall not prohibit Purdue or its Affiliates from making any general solicitation for employees or engaging in public advertising of employment opportunities (including through the use of employment agencies) not specifically directed to any of Transcept’s or its Affiliates’ respective directors, officers or employees.

14.11 No Third Party Beneficiaries. This Agreement will be binding upon and inure solely to the benefit of the Parties and their successors and permitted assigns and no provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than the Parties and, to the extent provided in Sections 10.1 and 10.2, the Indemnified Parties. Without limitation, this Agreement will not be construed so as to grant employees of either party in any country any rights against the other Party pursuant to the laws of such country.

14.12 Performance by Affiliates. Any obligation of Transcept under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Transcept’s sole and exclusive option, either by Transcept directly or by any Affiliate of Transcept that Transcept causes to satisfy, meet or fulfill such obligation, in whole or in part. Any obligation of Purdue under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Purdue’s sole and exclusive option, either by Purdue directly or by any U.S. Affiliate of Purdue that Purdue causes to satisfy, meet or fulfill such obligation, in whole or in part. With respect to any particular action, the use of the words “Transcept will” also means “Transcept will cause” the particular action to be performed, and the use of the words “Purdue will” also means “Purdue will cause” the particular action to be performed. Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party under the terms and conditions of this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

14.13 Further Assurances and Actions. Each Party, upon the request of the other Party, without further consideration, will do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney, instruments and assurances as may be reasonably necessary to effect complete consummation of the transactions contemplated by this Agreement, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement. The Parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

14.14 Compliance with Applicable Law. Each Party shall comply with all Applicable Laws in the course of performing its obligations or exercising its rights pursuant to this Agreement.

14.15 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

14.16 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

14.17 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

14.18 Counterparts. This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature Page to Follow

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers as of the Effective Date.

TRANSCEPT PHARMACEUTICALS, INC.		PURDUE PHARMACEUTICAL PRODUCTS L.P. BY PURDUE PHARMACEUTICAL PRODUCTS INC., ITS GENERAL PARTNER

By:	/s/ Glenn A. Oclassen	By:	/s/ John H. Stewart

Name:	Glenn A. Oclassen	Name:	John H. Stewart

Title:	CEO and President	Title:	President and Chief Executive Officer

EXHIBITS

Exhibit A - Transcept Patents

Exhibit B - Form of Trademark Assignment

Exhibit C - Transcept Trademarks and Domain Names

Exhibit D - Sales Force Minimum Qualifications

Exhibit E - Press Release

SCHEDULES

Schedule [***] – [***]

Schedule [***] – [***]

Schedule 9.11 – Material Contracts of Transcept

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

Transcept Patents

OMM File No.	Country	Title	Application No. Patent No.	Filing Date Issue Date	Status

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***][1]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

1 [***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1

OMM File No.	Country	Title	Application No. Patent No.	Filing Date Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***][1]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

2

OMM File No.	Country	Title	Application No. Patent No.	Filing Date Issue Date	Status
[***]	[***]	[***][1]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Note: [***].

[***]: means:

(a)	[***];

(b)	[***];

(c)	[***];

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

3

(d)	[***],

(e)	[***]

(f)	[***].

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

4

EXHIBIT B

Form of Trademark Assignment

TRANSCEPT PHARMACEUTICALS, INC., a Delaware corporation having its principal offices at 1003 W. Cutting Blvd, Suite #110, Pt. Richmond, California 94804 (“Transcept”), owning the entire ownership of each of the INTERMEZZO™ and INTERMID™ trademarks set forth on Schedule A hereto, hereby, for good and valuable consideration received by Transcept, (a) confirms that it has sold and assigned, and does hereby sell and assign, to PURDUE PHARMACEUTICAL PRODUCTS L.P., a Delaware limited partnership having a place of business at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901-3431 (“Purdue”), its successors and assigns the entire ownership interest in each of the INTERMEZZO™ and INTERMID™ trademarks set forth on Schedule A hereto and the goodwill attached thereto, to be held and enjoyed by Purdue, its successors, assigns or other legal representatives, to the full end of the term thereof, as may be extended by law as fully and entirely as the same would have been held and enjoyed by Transcept if this assignment and sale had not been made, including, but not limited to, the right to sue for past infringement, and (b) authorizes and requests the Commissioner of Patents and Trademarks and any other granting authority to issue any trademark, and any extensions or Supplementary Protections, resulting from or based in whole upon said INTERMEZZO™ and INTERMID™ trademarks to Purdue.

Transcept Pharmaceuticals, Inc.

By:
Name:
Title:

1

EXHIBIT C

Transcept Trademarks and Domain Names

Transcept Assigned Trademarks:

MARK	APPLICATION/ REGISTRATION NO.	GOODS/SERVICES
INTERMEZZO	Reg. No. 3,327,585	Pharmaceutical preparations for the prevention and treatment of insomnia and other sleep-related disorders, in Class 5
INTERMID	Reg. No. 3,327,586	Pharmaceutical preparations for the prevention and treatment of insomnia and other sleep-related disorders, in Class 5

Transcept Licensed Trademarks:

MARK	APPLICATION/ REGISTRATION NO.	GOODS/SERVICES
BIMUCORAL	Reg. No. 3,310,008	Drug delivery agents consisting of compounds that facilitate delivery of a wide range of pharmaceuticals, in Class 5

Transcept Assigned Domain Names:

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1

EXHIBIT D

SALES FORCE MINIMUM QUALIFICATIONS

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

1

EXHIBIT E

Press Release

Purdue Pharmaceutical Products L.P. and Transcept Pharmaceuticals, Inc. Sign

Exclusive Agreement to Commercialize Intermezzo® in the United States

Transcept Retains Option to Co-Promote to Psychiatrists

Intermezzo® under FDA review for use as needed for the treatment of insomnia when a middle-of-the-night awakening is followed by difficulty returning to sleep

Stamford, CT, and Pt. Richmond, CA, August 2, 2009 – Purdue Pharmaceutical Products L.P. and Transcept Pharmaceuticals, Inc. (Nasdaq: TSPT) today announced entry into an exclusive license and collaboration agreement to commercialize Intermezzo® (zolpidem tartrate sublingual tablet) in the United States. If approved by the U.S. Food and Drug Administration (FDA), Intermezzo® has the potential to be the first prescription sleep aid specifically approved for use in the middle of the night at the time a patient awakens and has difficulty returning to sleep. The FDA has established October 30, 2009 as the Prescription Drug User Fee Act (PDUFA) action date for the Intermezzo® New Drug Application (NDA).

In the agreement announced today, Transcept has granted Purdue and a Purdue associated company an exclusive license to market, sell and distribute Intermezzo® in the United States and the right to negotiate for the commercialization of the product in Canada and Mexico. Transcept has retained an option to co-promote Intermezzo® to psychiatrists in the United States and has retained rights to commercialize Intermezzo® in the rest of the world.

Under the terms of the agreement, Purdue will pay Transcept near-term milestones that include an upfront cash payment of $25 million and an additional payment of up to $30 million based upon the timing of an FDA approval of Intermezzo®, which approval and payment are subject to review and acceptance by Purdue. Transcept is eligible to receive up to an additional $90 million upon reaching future milestones related to achievement of intellectual property and U.S. net sales targets.

Purdue will pay double-digit royalties to Transcept ranging up to the mid-twenty percent level on U.S. net sales of Intermezzo®. If Transcept elects to exercise its psychiatrist co-promotion option, Transcept will receive an additional double-digit royalty on the portion of U.S. net sales generated by psychiatrists. Under the agreement, Transcept can enter the market under the co-promotion option as early as the first anniversary of the commercial launch of Intermezzo® by Purdue.

Glenn A. Oclassen, President and Chief Executive Officer of Transcept, said, “This agreement is a transforming event for Transcept. Purdue has an established and growing primary care marketing and sales capability that we believe is ideally positioned to introduce Intermezzo® to physicians. Purdue has a demonstrated track-record in the key disciplines

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needed to drive the awareness and acceptance of Intermezzo®, including successful experience marketing to national distributors, managed care organizations and primary care physicians. We believe that Intermezzo® has the potential to occupy an important position in the substantial worldwide market for prescription sleep aids, and that our U.S. partnership with Purdue is a key step toward the commercial success of Intermezzo®.”

Mr. Oclassen continued, “This agreement further increases our substantial cash reserves and aligns us with a powerful partner that will make a significant U.S. primary care sales and marketing investment. Our agreement with Purdue establishes the potential for a substantial Transcept revenue stream, and now enables us to focus increasing attention on prospective Intermezzo® commercialization partners in other parts of the world. The increased resources Transcept receives from this collaboration will also support our continued product pipeline expansion efforts. Finally, our option to co-promote Intermezzo® in the United States provides a foundation for achieving our long-term goal of becoming a fully integrated specialty pharmaceutical company and creating even greater value for our shareholders.”

Purdue’s President and Chief Executive Officer, John H. Stewart commented, “We are excited to be working with Transcept towards the launch of this potential new entry into the prescription sleep aid market. This agreement is part of Purdue’s plan to diversify our product portfolio and broaden our commercial focus into therapeutic areas that complement our leadership position in pain management.” Mr. Stewart added, “We are confident that prescribers will find Intermezzo® to be a valuable therapeutic option for managing patients with middle-of-the-night sleep disorders that fall within the proposed indication for the product’s use.”

About Intermezzo®

Intermezzo® (zolpidem tartrate sublingual tablet) has the potential to be the first prescription sleep aid specifically approved for use in the middle of the night at the time a patient awakens and has difficulty returning to sleep. Intermezzo® is a sublingual low dose formulation of zolpidem, the active agent most commonly prescribed in the United States for the treatment of insomnia. Intermezzo® uses approximately one-quarter to one-third of the dose of active drug contained in currently marketed zolpidem-based sleep aids, in a formulation designed to promote rapid sublingual absorption. Transcept believes that Intermezzo®, by combining the reduced zolpidem dose with administration only on those nights when a middle of the night awakening actually occurs, has the potential to reduce unnecessary sedative-hypnotic exposure.

Two Phase 3 clinical studies evaluated 376 patients receiving either Intermezzo® or placebo. In the first study, a sleep laboratory trial using an objective polysomnographic endpoint, Intermezzo® demonstrated a statistically significant decrease versus placebo in the time it took patients to return to sleep as measured by Latency to Persistent Sleep. In the second study, an outpatient trial, Intermezzo® demonstrated a statistically significant decrease in Latency to Sleep Onset, a subjective patient reported endpoint. The most common adverse event seen in these trials was headache (2.7 percent active versus 1.4 percent placebo in the outpatient study).

The FDA has established October 30, 2009 as its target date under PDUFA to take action on its review of the NDA. Transcept is actively pursuing patents to protect Intermezzo® in the

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United States and key non-U.S. markets, and, as part of the NDA submission, has requested that the FDA grant three years of Hatch-Waxman marketing exclusivity to Intermezzo®.

About Transcept

Transcept Pharmaceuticals, Inc. is a specialty pharmaceutical company focused on the development and commercialization of proprietary products that address important therapeutic needs in neuroscience. For further information, please visit the company’s website at: www.transcept.com.

About Purdue

Purdue Pharma L.P. and its associated U.S. companies are privately-held pharmaceutical companies known for pioneering research on persistent pain. Headquartered in Stamford, CT, Purdue is engaged in the research, development, production, and distribution of both prescription and over-the-counter medicines and hospital products. Additional information about Purdue can be found at www.purduepharma.com.

Transcept Conference Call

Transcept will host a conference call at 8:30 a.m. ET on Monday, August 3, 2009, to discuss the agreement. The conference call will be simultaneously web cast on the Investor Relations section of the Transcept website at www.transcept.com. A replay of the call will be available on the website shortly after the conclusion of the call until Monday, September 7, 2009.

Date: Monday, August 3, 2009

Time: 8:30 a.m. ET

Dial-in (U.S.): 877-545-1490

Dial-in (International): 719-325-4864

A telephone replay of the conference call will be available beginning August 3, 2009 at 11:30 a.m. ET and ending on August 17, 2009. The replay telephone number is 888-203-1112 (U.S.) or 719-457-0820 (International), Replay Passcode: 5541799.

Transcept Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations with respect to the launch and market potential of Intermezzo®; expectations with respect to the activities of Transcept and Purdue and the satisfaction of conditions under the United States License and Collaboration Agreement (Collaboration Agreement); expectations regarding potential milestone payments and royalties under the Collaboration Agreement; the timing of regulatory decisions with respect to the NDA for Intermezzo® with the FDA; expectations for use of proceeds that may be obtained pursuant to the Collaboration Agreement; plans of Transcept to exercise the option to co-promote Intermezzo® and to develop a specialty sales force; plans of Purdue to make a significant U.S. primary care marketing investment and prioritize Intermezzo® commercialization; Intermezzo® being the

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first commercially available sleep aid in the United States in its target indication; the potential reduction of hypnotic sleep aid dosing through use of Intermezzo®; and the ability of Transcept to achieve its goal of becoming a fully integrated specialty pharmaceutical company. Transcept may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors could cause actual results or events to differ materially from the forward-looking statements that Transcept makes, including risks related to: the opinion of the FDA on the sufficiency of the NDA to support marketing approval of Intermezzo®; the grant by the FDA and maintenance of exclusivity to Intermezzo® under Hatch-Waxman; a decision by Purdue to terminate the Collaboration Agreement, even if the Intermezzo® NDA is approved; commercial acceptance of Intermezzo®, if approved; competition for Intermezzo®, if approved; unforeseen expenses related to FDA approval and the business of Transcept generally; dependence on third parties to manufacture Intermezzo®; a decision by Purdue to not devote sufficient time or resources to commercialization of Intermezzo®; obtaining, maintaining and protecting the intellectual property incorporated into Intermezzo®; other difficulties or delays in the commercialization of Intermezzo®, carrying out activities or obtaining payments under the Collaboration Agreement and clinical development of, and obtaining regulatory approval for, Transcept product candidates; the ability of Transcept to expand it product candidate portfolio; and the ability of Transcept to obtain additional funding, if needed, to support its business activities. These and other risks are described in greater detail in the “Risk Factors” section of Transcept periodic reports filed with the SEC. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. Transcept does not assume any obligation to update any forward-looking statements, except as required by law.

Contacts:

Purdue Pharma L.P.	Transcept Pharmaceuticals, Inc.
James Heins	Greg Mann
Senior Director, Public Affairs	Director of Corporate Communications
(203) 588-8069	(510) 215-3567
james.heins@pharma.com	gmann@transcept.com

Libby Holman	The Ruth Group
Associate Director, Public Affairs	Investors / Media
(203) 588-7670	Sara Ephraim Pellegrino / Jason Rando
libby.holman@pharma.com	(646) 536-7017 / 7025
spellegrino@theruthgroup.com
jrando@theruthgroup.com

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SCHEDULE [***]

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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Table 1: [***] (Continued)

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Table 2: [***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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SCHEDULE 9.11

Material Contracts

1.	Supply Agreement, by and between Transcept and Plantex USA, Inc., dated as of March 31, 2006.

2.	Letter Agreement, by and between Transcept and Plantex USA, Inc., dated as of August 6, 2008.

3.	Packaging and Supply Agreement, by and between Transcept and Anderson Packaging, Inc., dated as of September 14, 2006.

4.	Amendment to Packaging and Supply Agreement, by and between Transcept and Anderson Packaging, Inc., dated as of August 9, 2008.

5.	[***].

6.	[***].

7.	[***].

8.	Manufacturing Services Agreement, among Transcept, Patheon Inc. and Patheon Pharmaceuticals Inc., dated as of October 6, 2006.

9.	Amendment #1 to Manufacturing Services Agreement, among Transcept, Patheon Inc. and Patheon Pharmaceuticals Inc., dated as of January 1, 2008.

10.	[***].

11.	[***].

12.	[***].

13.	[***]

14.	Supply and Sublicense Agreement, by and between Transcept and Mikart, Inc., dated as of January 22, 2008.

15.	Manufacturing and Supply Agreement, by and between Transcept and Mikart, Inc., dated as of August 21, 2008.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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16.	[***].

17.	[***].

18.	Packaging and Supply Agreement, by and between Transcept and Sharp Corporation, dated as of June 16, 2008.

19.	[***].

20.	[***].

21.	Supply and License Agreement, by and between Transcept and SPI Pharma, Inc., dated as of June 27, 2006.

22.	Amendment #1 to Supply and License Agreement, by and between Transcept and SPI Pharma, Inc., dated as of March 14, 2008.

23.	Supply Agreement, by and between Transcept and SPI Pharma, Inc., dated as of July 23, 2007.

24.	[***].

25.	[***].

26.	[***].

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

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